UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22747

ALPS SERIES TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

303.623.5277

(Registrant’s telephone number, including area code)

JoEllen L. Legg, Esq., Secretary

ALPS Series Trust

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and address of agent for service)

Copy to:

Aisha Hunt, Esq.

Dechert LLP

One Bush Street, Suite 1600

San Francisco, CA 94104-4446

Date of fiscal year end: September 30

Date of reporting period: October 1, 2013 – March 31, 2014

Item 1.	Reports to Stockholders.

COGNIOS
CAPITAL

COGNIOS MARKET NEUTRAL LARGE CAP FUND

SEMI-ANNUAL
MARCH 31, 2014

1-855-254-6467  |  www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund
Shareholder Letter	March 31, 2014 (Unaudited)

Dear Shareholder,

Thank you for investing in the Cognios Market Neutral Large Cap Fund (the “Fund”). We value this opportunity to offer insight into the Fund’s investment adviser Cognios Capital, LLC.

At Cognios, we believe that all investors should have access to the investment strategies necessary to diversify their portfolios. However, market neutral equity investment strategies have historically been more common in the hedge fund industry. Launching the Cognios Market Neutral Large Cap Fund allowed us to offer our hedged strategy as an alternative investment to investors that either (a) traditionally have not been able to invest in hedge funds or (b) were hedge fund investors in the past, but who now prefer the daily liquidity1, enhanced transparency2, and absence of incentive fees provided in a mutual fund format.

Consistent with our core values, Cognios’ goal is to make sure that every shareholder has a thorough understanding of our investment strategies. Information is power, and we believe educated investors are better clients. Below we describe in general terms the investment strategy of the Fund (a more complete description is provided in the Fund’s Prospectus).

The Fund employs a Beta-adjusted long/short market neutral equity investment strategy. With this type of strategy, the investment adviser buys (takes long positions in) stocks of companies that it believes are likely to outperform securities that the adviser “sells short”. In a short sale, the advisor borrows shares of a stock and then sells those shares with the obligation to repurchase them at some future date. The long positions generally make money for the fund when those stocks go up in price (and pay dividends) and the short positions generally make money for the fund when their prices go down (as long as they go down more than the dividends paid by those stocks that were sold short). A fund is “Beta market neutral” when there is as much stock sold short as there are long positions after adjusting for each of the positions’ sensitivities to moves in the broad stock market, so the overall profits for the fund are “neutralized” to the overall movement of the stock market. Beta is a measure of the sensitivity of a stock’s price changes to broad stock market movements over time.

By attempting to hedge out all of the market Beta, the Fund’s returns over time should be essentially “pure Alpha” (i.e., Alpha is the excess return of a portfolio after considering its Beta exposure.)

When these long and short portfolios are combined to hedge out the market Beta, the market neutral pure Alpha portfolio can make or lose money whether the entire stock market is up or down. In general, as the broad stock market increases, the Fund is likely to make money on its long positions but lose money on its short positions. Conversely, in general, as the broad stock market declines, the Fund is likely to lose money on its long positions but make money on its short positions. So while the general direction of the stock market shouldn’t make much of a difference to the Fund’s returns, what does matter is how the long positions perform relative to the short positions. The Fund generally makes money when the long positions outperform the short positions, even if all of the long and short positions are up or even if all of the long and short positions are down.

By hedging out the general market movements in this Beta-adjusted market neutral fashion, we believe that the total returns of the Fund will be independent of those broad “systemic” risk factors and macro events that move the entire stock market either positively or negatively over

Semi-Annual Report | March 31, 2014	1

Cognios Market Neutral Large Cap Fund
Shareholder Letter	March 31, 2014 (Unaudited)

time. Some of those systemic risks that effect the overall stock market but should not affect the returns of the Fund include: the level of interest rates, the economic cycle, natural disasters, acts of terrorism, monetary and fiscal policy, political elections, technical “flash crashes”, etc.

Because these risk factors are not likely to impact the Fund but are likely to impact many of the investments in the rest of an investor’s public equity portfolio (i.e., the Fund’s returns are likely to be uncorrelated with the overall stock market over time), the Fund potentially can serve to diversify an investment portfolio.

One potential risk in particular is worth highlighting in this market environment. Many investors are concerned that rising interest rates might lead to low or even negative returns in the future for their fixed income allocation. Rising interest rates could have negative potential implications for the stock market as well. When interest rates rise, market participants increase their required hurdle rate of return, resulting in a decline in the intrinsic values of stocks. Since we do not expect the Fund’s returns to be dependent upon general movements in interest rates over time, certain investors may want to consider a market neutral equity investment strategy, like the one employed by this Fund, to replace at least a portion of their longer term fixed income or equity investment allocations. Of course, each individual investor’s circumstances vary, but investors might want to discuss these possibilities with their qualified investment adviser.

Cognios selects stocks for the long and short portfolios using our firm’s proprietary investment process called ROTA/ROME®. The ROTA/ROME® investment process is a fundamental quantitative stock selection approach that focuses on a company’s Return on Tangible Assets (“ROTA”) and Return on Market value of Equity (“ROME,” which is essentially a company’s profit yield on its stock price). We believe that our ROTA/ROME process differentiates the Fund from other market neutral funds in that the Fund will exhibit more volatility when compared to other comparable funds; however, we believe that this also will lead to greater returns, resulting in greater risk-adjusted measures such as Sharpe Ratio3 and Sortino Ratio4. Additional details about the ROTA/ROME® investment process are outlined in the Fund’s prospectus. More information about the potential benefits of taking both long and short positions is available on the FAQ page of the Fund’s website, www.cogniosfunds.com.

Regarding performance of the Fund, NAV per share gained 5.45% for the Institutional Class Shares (COGIX) and gained 5.36% for the Investor Class Shares (COGMX) during the six months ended March 31, 2014. The Fund held fifty-eight separate long positions and one hundred thirty-two separate short positions over the course of the period. Forty-five of the fifty-eight long positions were profitable and thirty-four of the one hundred thirty-two short positions were profitable for the period. The long positions generated 16.0% gains on average equity capital while the short positions generated losses of 9.3% on average equity capital.

2	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund
Shareholder Letter	March 31, 2014 (Unaudited)

Performance is obviously important; it is also important that the movement of the Fund’s share price is independent of the overall stock market. We gauge this by looking at the correlation and the R squared of the Fund’s share price changes to that of the S&P 500®. Ideally, we would use monthly return data to analyze correlation data; however, due to the Fund’s short life span, we will use daily data. There have been three hundred twenty-three business days since inception through March 31, 2014 and the data is captured in the table below:

	Correlation of Returns to the S&P 500®	R Squared of Returns to the S&P 500®[5]
COGIX	17.2%	2.9%
COGMX	17.6%	3.1%

As the table indicates, share price movements of the Fund have been statistically independent of the S&P 500. In the future letters, we will share other important data points such as Sharpe Ratio, Sortino Ratio, Beta, and Alpha once the Fund has accumulated more data points for the analysis to be statistically meaningful.

We at Cognios look forward to future opportunities to connect with our shareholders. We strive to continuously add value to your investment experience by providing access to fund information, portfolio updates and straightforward commentary.

If you have any questions regarding the Cognios Market Neutral Large Cap Fund, please contact your account manager or financial adviser, or call one of our shareholder associates at 855-254-6467. We also invite you to visit Cognios’ website at www.cognios.com to learn more about our firm, our team and our values.

We thank you for investing with Cognios and for the trust you have placed in us.

Sincerely,

Jonathan Angrist	Brian Machtley

Portfolio Managers

Cognios Capital, LLC

[1]

Purchases and redemptions may be made on any day the New York Stock Exchange is open for trading. You may purchase and sell shares directly with the Fund through the Fund’s website at www.cogniosfunds.com.

[2]	The Fund’s holdings will be updated quarterly at www.cogniosfunds.com.

[3]

Sharpe Ratio is a measure of risk-adjusted performance. It is calculated by subtracting the risk-free rate of return from the portfolio rate of return and dividing the result by the standard deviation of portfolio returns.

Semi-Annual Report | March 31, 2014	3

Cognios Market Neutral Large Cap Fund
Shareholder Letter	March 31, 2014 (Unaudited)

[4]

Sortino Ratio is a modification of the Sharpe Ratio that differentiates harmful volatility from general volatility by taking into account the standard deviation of negative portfolio returns, or downside deviation.

[5]

R Squared is the coefficient of determination and indicates how well data points fit in a model. In the example in the above table, 2.9% of the daily movement in share price of COGIX can be explained by the movement of the S&P 500®.

The Fund’s investment objectives, risks, charges and expenses must be considered before investing.

4	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund
Portfolio Update	March 31, 2014 (Unaudited)

Performance (for the period ended March 31, 2014)

	Three Month	Six Month	1 Year	Since Inception*
Cognios Market Neutral Large Cap Fund - Investor	-0.10%	5.36%	7.30%	3.69%
Cognios Market Neutral Large Cap Fund - Institutional	-0.10%	5.45%	7.50%	3.93%
HFRI Equity Hedge Market Neutral Index(a)	1.28%	3.86%	5.72%	6.23%
S&P 500® Total Return Index(b)	1.81%	12.51%	21.86%	27.05%

*	Fund’s inception date is December 31, 2012.

(a)

The HFRI Equity Hedge Market Neutral Index is a common benchmark for long/short market neutral hedge funds (funds traditionally only available to high net-worth accredited and institutional investors that are also “qualified clients” as defined by the SEC). More information about this index may be found at www.hedgefundresearch.com.

(b)	The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index.

Returns of less than one year are cumulative.

Indexes are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund is new and has a limited operating history. The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 855.254.6467 or by visiting www.cogniosfunds.com.

Semi-Annual Report | March 31, 2014	5

Cognios Market Neutral Large Cap Fund
Portfolio Update	March 31, 2014 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended March 31, 2014)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Allocation (as a % of Net Assets)*

Technology - Long	40.04%
Technology (Short)	-9.86%
Consumer Non-cyclical - Long	21.15%
Consumer Non-cyclical (Short)	-0.83%
Communications - Long	15.32%
Communications (Short)	-4.32%
Energy - Long	20.44%
Energy (Short)	-11.49%
Utilities - Long	6.36%
Diversified (Short)	-0.09%
Industrials - Long	7.99%
Industrials (Short)	-11.22%
Basic Materials - Long	1.64%
Basic Materials (Short)	-11.43%
Financials (Short)	-13.60%
Consumer Cyclical - Long	6.37%
Consumer Cyclical (Short)	-20.16%
Short-Term Investments	0.02%
Cash, Cash Equivalents, & Other Net Assets	63.67%
TOTAL	100.00%

*	Holdings are subject to change. Table presents indicative values only.

6	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund
Portfolio Update	March 31, 2014 (Unaudited)

Top 10 Long Positions (as a % of Net Assets)*

Security	Ticker	Weight
GameStop Corp. - Class A	GME	6.37%
ADT Corp.	ADT	5.71%
Southwestern Energy Co.	SWN	4.21%
Microsoft Corp.	MSFT	4.10%
Seagate Technology PLC	STX	4.06%
Broadcom Corp. - Class A	BRCM	3.99%
Oracle Corp.	ORCL	3.98%
Laboratory Corp. of America Holdings	LH	3.98%
Intel Corp.	INTC	3.97%
Western Digital Corp.	WDC	3.96%

*	Holdings are subject to change. Table presents indicative values only.

Semi-Annual Report | March 31, 2014	7

Cognios Market Neutral Large Cap Fund
Disclosure of Fund Expenses	March 31, 2014 (Unaudited)

Examples. As a shareholder of the Cognios Market Neutral Large Cap Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on October 1, 2013 and held until March 31, 2014.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period October 1, 2013 - March 31, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expense Ratio(a)	Expenses Paid During Period October 1, 2013 - March 31, 2014(b)
Investor Class
Actual	$1,000.00	$1,053.60	4.30%	$22.02
Hypothetical (5% return before expenses)	$1,000.00	$1,003.49	4.30%	$21.48

Institutional Class
Actual	$1,000.00	$1,054.50	4.05%	$20.74
Hypothetical (5% return before expenses)	$1,000.00	$1,004.74	4.05%	$20.24

(a)

Annualized, based on the Fund’s most recent fiscal half year expenses. Expense ratio excluding interest expense and dividends paid on borrowed securities is 2.25% and 2.00% for Investor Class and Institutional Class, respectively.

(b)

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

8	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund
Portfolio of Investments	March 31, 2014 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (119.31%)
Basic Materials (1.64%)
Cliffs Natural Resources, Inc.(a)	9,844	$201,408

Total Basic Materials		201,408

Communications (15.32%)
AT&T, Inc.(a)	7,807	273,792
Cablevision Systems Corp. - Class A(a)	26,032	439,160
DIRECTV(a)(b)	5,933	453,400
Harris Corp.(a)	6,314	461,932
Verizon Communications, Inc.(a)	5,239	249,219

Total Communications		1,877,503

Consumer Cyclical (6.37%)
GameStop Corp. - Class A(a)	19,001	780,941

Total Consumer Cyclical		780,941

Consumer Non-cyclical (21.15%)
ADT Corp.(a)	23,346	699,213
CR Bard, Inc.(a)	3,245	480,195
DaVita HealthCare Partners, Inc.(a)(b)	6,775	466,459
Laboratory Corp. of America Holdings(a)(b)	4,965	487,612
Western Union Co.(a)	27,991	457,933

Total Consumer Non-cyclical		2,591,412

Energy (20.44%)
Anadarko Petroleum Corp.(a)	2,934	248,686
Apache Corp.(a)	3,102	257,311
Denbury Resources, Inc.(a)	15,084	247,378
Ensco PLC - Class A(a)	4,726	249,438
Marathon Petroleum Corp.(a)	2,966	258,161
Murphy Oil Corp.(a)	4,154	261,120
Newfield Exploration Co.(a)(b)	6,624	207,729
Phillips 66(a)	3,358	258,767
Southwestern Energy Co.(a)(b)	11,226	516,508

Total Energy		2,505,098

Industrials (7.99%)
Caterpillar, Inc.(a)	2,586	256,971
Jabil Circuit, Inc.(a)	13,830	248,940
L-3 Communications Holdings, Inc.(a)	4,007	473,427

Total Industrials		979,338

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2014	9

Cognios Market Neutral Large Cap Fund
Portfolio of Investments	March 31, 2014 (Unaudited)

		Shares	Value (Note 2)
Technology (40.04%)
Apple, Inc.(a)		879	$471,794
Broadcom Corp. - Class A(a)		15,543	489,294
Dun & Bradstreet Corp.(a)		4,697	466,647
EMC Corp.(a)		17,677	484,527
Hewlett-Packard Co.(a)		8,507	275,287
Intel Corp.(a)		18,863	486,854
Microsoft Corp.(a)		12,266	502,783
Oracle Corp.(a)		11,920	487,647
Seagate Technology PLC(a)		8,857	497,409
Western Digital Corp.(a)		5,279	484,718
Xerox Corp.(a)		22,935	259,165

Total Technology			4,906,125

Utilities (6.36%)
AES Corp.(a)		18,188	259,725
CMS Energy Corp.(a)		8,783	257,166
Entergy Corp.(a)		3,917	261,851

Total Utilities			778,742

TOTAL COMMON STOCKS (Cost $13,644,947)			14,620,567

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.02%)
Money Market Fund (0.02%)
Daily Income Fund - U.S. Treasury Portfolio - Fiduciary Class(b)	0.00000%	2,941	2,941

TOTAL SHORT TERM INVESTMENTS (Cost $2,941)			2,941

TOTAL INVESTMENTS (119.33%) (Cost $13,647,888)			$14,623,508

SECURITIES SOLD SHORT (-83.00%) (Proceeds $9,163,761)			(10,171,625)

Other Assets In Excess Of Liabilities (63.67%)			7,802,634(c)
NET ASSETS (100.00%)			$12,254,517

See Notes to Financial Statements.
10	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund
Portfolio of Investments	March 31, 2014 (Unaudited)

	Shares	Value (Note 2)
SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS (-83.00%)
Basic Materials (-11.43%)
Alcoa, Inc.	(16,437)	$(211,544)
Allegheny Technologies, Inc.	(1,854)	(69,859)
EI du Pont de Nemours & Co.	(8,247)	(553,374)
FMC Corp.	(1,081)	(82,761)
MeadWestvaco Corp.	(2,943)	(110,774)
Nucor Corp.	(4,893)	(247,292)
United States Steel Corp.	(4,514)	(124,632)

Total Basic Materials		(1,400,236)

Communications (-4.32%)
Discovery Communications, Inc. - Class A	(1,193)	(98,661)
Interpublic Group of Cos., Inc.	(3,382)	(57,968)
News Corp. - Class A	(3,203)	(55,156)
priceline.com, Inc.	(188)	(224,075)
TripAdvisor, Inc.	(1,041)	(94,304)

Total Communications		(530,164)

Consumer Cyclical (-20.16%)
Best Buy Co., Inc	(2,490)	(65,761)
BorgWarner, Inc.	(1,864)	(114,580)
CarMax, Inc.	(3,423)	(160,196)
Carnival Corp.	(4,317)	(163,442)
DR Horton, Inc.	(5,052)	(109,376)
Ford Motor Co.	(19,247)	(300,253)
Goodyear Tire & Rubber Co.	(4,259)	(111,288)
Harman International Industries, Inc.	(1,110)	(118,104)
Johnson Controls, Inc.	(9,983)	(472,396)
Lennar Corp. - Class A	(2,725)	(107,964)
Michael Kors Holdings, Ltd.	(1,658)	(154,642)
Mohawk Industries, Inc.	(588)	(79,956)
PVH Corp.	(654)	(81,600)
Starbucks Corp.	(3,563)	(261,453)
Tiffany & Co.	(1,021)	(87,959)
Whirlpool Corp.	(546)	(81,605)

Total Consumer Cyclical		(2,470,575)

Consumer Non-cyclical (-0.83%)
Avery Dennison Corp.	(1,022)	(51,785)

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2014	11

Cognios Market Neutral Large Cap Fund
Portfolio of Investments	March 31, 2014 (Unaudited)

	Shares	Value (Note 2)
Consumer Non-cyclical (continued)
Tenet Healthcare Corp.	(1,160)	$(49,659)

Total Consumer Non-cyclical		(101,444)

Diversified (-0.09%)
Leucadia National Corp.	(420)	(11,760)

Total Diversified		(11,760)

Energy (-11.49%)
Baker Hughes, Inc.	(3,145)	(204,488)
Chesapeake Energy Corp.	(4,780)	(122,464)
CONSOL Energy, Inc.	(3,488)	(139,346)
FMC Technologies, Inc.	(1,702)	(88,997)
Nabors Industries, Ltd.	(2,504)	(61,724)
National Oilwell Varco, Inc.	(3,070)	(239,061)
Noble Corp. PLC	(1,824)	(59,718)
Peabody Energy Corp.	(6,219)	(101,618)
QEP Resources, Inc.	(3,796)	(111,754)
Rowan Cos. PLC - Class A	(1,772)	(59,681)
Transocean, Ltd.	(2,615)	(108,104)
WPX Energy, Inc.	(6,152)	(110,920)

Total Energy		(1,407,875)

Financials (-13.60%)
Allstate Corp.	(451)	(25,518)
American International Group, Inc.	(1,453)	(72,665)
Ameriprise Financial, Inc.	(189)	(20,803)
Apartment Investment & Management Co. - REIT - Class A	(145)	(4,382)
Bank of America Corp.	(10,414)	(179,121)
Bank of New York Mellon Corp.	(1,130)	(39,878)
BB&T Corp.	(700)	(28,119)
BlackRock, Inc.	(168)	(52,833)
Capital One Financial Corp.	(569)	(43,904)
Charles Schwab Corp.	(1,270)	(34,709)
Citigroup, Inc.	(2,985)	(142,086)
CME Group, Inc.	(329)	(24,349)
Comerica, Inc.	(213)	(11,033)
E*Trade Financial Corp.	(251)	(5,778)
Fifth Third Bancorp	(846)	(19,416)
General Growth Properties, Inc. - REIT	(865)	(19,030)
Genworth Financial, Inc. - Class A	(431)	(7,642)
Goldman Sachs Group, Inc.	(446)	(73,077)

See Notes to Financial Statements.
12	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund
Portfolio of Investments	March 31, 2014 (Unaudited)

	Shares	Value (Note 2)
Financials (continued)
The Hartford Financial Services Group, Inc.	(441)	$(15,554)
Host Hotels & Resorts, Inc. - REIT	(755)	(15,281)
Huntington Bancshares, Inc.	(733)	(7,308)
JPMorgan Chase & Co.	(3,751)	(227,723)
Kimco Realty Corp. - REIT	(402)	(8,796)
Lincoln National Corp.	(261)	(13,225)
Macerich Co. - REIT	(162)	(10,097)
Morgan Stanley	(1,912)	(59,597)
PNC Financial Services Group, Inc.	(525)	(45,675)
Principal Financial Group, Inc.	(292)	(13,429)
Prologis, Inc. - REIT	(519)	(21,191)
Prudential Financial, Inc.	(456)	(38,600)
Regions Financial Corp.	(1,364)	(15,154)
State Street Corp.	(433)	(30,115)
SunTrust Banks, Inc.	(559)	(22,243)
Unum Group	(304)	(10,734)
Vornado Realty Trust - REIT	(186)	(18,332)
Wells Fargo & Co.	(5,175)	(257,404)
Weyerhaeuser Co. - REIT	(575)	(16,876)
XL Group PLC	(330)	(10,313)
Zions Bancorporation	(161)	(4,988)

Total Financials		(1,666,978)

Industrials (-11.22%)
Allegion PLC	(937)	(48,883)
Deere & Co.	(2,604)	(236,443)
Flowserve Corp.	(1,133)	(88,759)
General Electric Co.	(11,599)	(300,298)
Pentair, Ltd.	(1,426)	(113,139)
Ryder System, Inc.	(784)	(62,657)
Stanley Black & Decker, Inc.	(1,265)	(102,769)
Textron, Inc.	(2,057)	(80,820)
Tyco International, Ltd.	(3,627)	(153,785)
Vulcan Materials Co.	(1,988)	(132,103)
Xylem, Inc.	(1,510)	(54,994)

Total Industrials		(1,374,650)

Technology (-9.86%)
Adobe Systems, Inc.	(3,707)	(243,698)
Applied Materials, Inc.	(9,854)	(201,218)
Autodesk, Inc.	(1,838)	(90,393)
Computer Sciences Corp.	(2,240)	(136,237)

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2014	13

Cognios Market Neutral Large Cap Fund
Portfolio of Investments	March 31, 2014 (Unaudited)

	Shares	Value (Note 2)
Technology (continued)
Lam Research Corp.	(1,321)	$(72,655)
LSI Corp.	(4,532)	(50,169)
Micron Technology, Inc.	(7,512)	(177,734)
Salesforce.com, Inc.	(4,131)	(235,839)

Total Technology		(1,207,943)

TOTAL COMMON STOCKS (Proceeds $9,163,761)		(10,171,625)

TOTAL SECURITIES SOLD SHORT (-83.00%) (Proceeds $9,163,761)		$(10,171,625)

(a)

Security, or a portion of security, is being held as collateral for short sales. As of March 31, 2014, the aggregate market value of those securities was $8,031,048, which represents approximately 65.54% of net assets.

(b)	Non-income producing security.
(c)	Includes segregated cash that is being held as collateral for securities sold short.

Common Abbreviations:

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

For Fund compliance purposes, the Fund’s industry classifications refer to any one of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund’s net assets.

See Notes to Financial Statements.
14	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund
Statement of Assets and Liabilities	March 31, 2014 (Unaudited)

ASSETS:

Investments, at value (cost $13,647,888)	$14,623,508
Segregated cash with brokers	15,017
Deposit with broker for securities sold short (Note 2)	7,787,902
Receivable due from adviser	6,794
Dividends receivable	9,925
Prepaid assets	36,442

Total Assets	22,479,588

LIABILITIES:

Securities sold short (proceeds $9,163,761)	10,171,625
Payable for dividends on short sales	10,018
Payable for distribution and service fees	1,095
Payable to trustees	220
Payable to chief compliance officer	1,639
Payable to principal financial officer	820
Accrued expenses and other liabilities	39,654

Total Liabilities	10,225,071

NET ASSETS	$12,254,517

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$12,104,582
Accumulated net investment loss	(71,470)
Accumulated net realized gain on investments and securities sold short	253,649
Net unrealized depreciation on investments and securities sold short	(32,244)

NET ASSETS	$12,254,517

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$10.12
Net Assets	$5,300,194
Shares of beneficial interest outstanding	523,934
Institutional Class:
Net Asset Value, offering and redemption price per share	$10.15
Net Assets	$6,954,323
Shares of beneficial interest outstanding	685,252

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2014	15

Cognios Market Neutral Large Cap Fund
Statement of Operations	For the Six Months Ended March 31, 2014 (Unaudited)

INVESTMENT INCOME:
Dividends	$171,952

Total Investment Income	171,952

EXPENSES:
Investment advisory fee (Note 6)	87,699
Dividend expense on securities sold short	76,430
Interest expense	43,480
Administration fee	49,288
Distribution and service fees
Investor Class	6,435
Custodian fee	4,987
Legal fees	12,299
Audit fees	7,603
Transfer agent fee	19,741
Trustees fees and expenses	12,874
Chief compliance officer fee	9,972
Principal financial officer fee	4,987
Other expenses	17,904

Total Expenses	353,699

Less fees waived/reimbursed by investment adviser (Note 6)
Investor Class	(48,586)
Institutional Class	(61,835)

Net Expenses	243,278

NET INVESTMENT LOSS	(71,326)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	1,430,623
Securities sold short	(949,935)

Net realized gain	480,688

Change in appreciation/(depreciation) on
Investments	366,746
Securities sold short	(163,954)

Net change	202,792

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND SECURITIES SOLD SHORT	683,480

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$612,154

See Notes to Financial Statements.
16	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund
Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2014 (Unaudited)	For the Period Ended September 30, 2013(a)
OPERATIONS:
Net investment loss	$(71,326)	$(122,150)
Net realized gain on investments and securities sold short	480,688	276,717
Net change in unrealized appreciation/(depreciation) on investments and securities sold short	202,792	(235,036)

Net increase/(decrease) in net assets resulting from operations	612,154	(80,469)

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments:
Investor Class	(170,799)	–
Institutional Class	(215,971)	–

Total distributions	(386,770)	–

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Investor Class:
Shares sold	65,385	5,053,401
Dividends reinvested	170,799	–
Shares redeemed	(100,693)	(41)

Net increase from beneficial share transactions	135,491	5,053,360

Institutional Class:
Shares sold	635,289	6,138,562
Dividends reinvested	215,971	–
Shares redeemed	(153,071)	(16,000)

Net increase from beneficial share transactions	698,189	6,122,562

Net increase in net assets	1,059,064	11,095,453

NET ASSETS:
Beginning of period	11,195,453	100,000

End of period (including accumulated net investment loss of $(71,470) and $(144))	$12,254,517	$11,195,453

(a)	Commenced operations on January 2, 2013.

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2014	17

Cognios Market Neutral Large Cap Fund
Statement of Cash Flows	For the Six Months Ended March 31, 2014 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$612,154
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(17,857,588)
Proceeds from disposition of investment securities	18,384,173
Proceeds from securities sold short transactions	8,244,615
Purchases to cover securities sold short transactions	(9,978,107)
Net purchases from short-term investment securities	26,213
Net realized gain on investments and securities sold short	(480,688)
Net change in unrealized appreciation on investments and securities sold short	(202,792)
Changes in assets and liabilities:
Increase in segregated cash with brokers	(5,402)
Decrease in deposit with broker for securities sold short	838,152
Decrease in receivable due from adviser	1,364
Decrease in dividends receivable	5,317
Increase in prepaid assets	(29,971)
Decrease in payable for dividends on short sales	(1,496)
Increase in payable for distribution and service fees	60
Decrease in payable to trustees	(586)
Decrease in payable to chief compliance officer	(28)
Decrease in payable to principal financial officer	(13)
Decrease in other accrued expenses and other liabilities	(2,287)
Net cash used in operating activities	(446,910)

CASH FLOWS USED IN FINANCING ACTIVITIES:
Proceeds from sale of shares	700,674
Cost of shares redeemed	(253,764)
Net cash provided by financing activities	446,910

NET INCREASE IN CASH FOR THE PERIOD	–

CASH, BEGINNING OF PERIOD	$–
CASH, END OF PERIOD	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$386,770

See Notes to Financial Statements.
18	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund - Investor Class	Financial Highlights
For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2014 (Unaudited)	For the Period Ended September 30, 2013(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$9.93	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.07)	(0.12)
Net realized and unrealized gain on investments	0.60	0.05

Total from Investment Operations	0.53	(0.07)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.34)	–

Total Distributions	(0.34)	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.19	(0.07)

NET ASSET VALUE, END OF PERIOD	$10.12	$9.93

TOTAL RETURN(c)	5.36%(d)	(0.70)%(d)

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$5,300	$5,067

RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding reimbursement/waiver	4.14%(e)	4.38%(e)
Operating expenses including reimbursement/waiver	2.25%(e)	2.25%(e)
Net investment income including reimbursement/waiver	0.70%(e)	0.19%(e)

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding reimbursement/waiver	6.19%(e)	6.27%(e)
Operating expenses including reimbursement/waiver	4.30%(e)	4.13%(e)
Net investment loss including reimbursement/waiver	(1.35)%(e)	(1.69)%(e)

PORTFOLIO TURNOVER RATE	125%(d)	155%(d)

(a)	Commenced operations on January 2, 2013.
(b)	Per share amounts are based upon average shares outstanding.
(c)

The total return would have been lower had certain expenses not been reimbursed / waived during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(d)	Not annualized.
(e)	Annualized.

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2014	19

Cognios Market Neutral Large Cap Fund - Institutional Class	Financial Highlights
For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2014 (Unaudited)	For the Period Ended September 30, 2013(a)

NET ASSET VALUE, BEGINNING OF PERIOD	$9.95	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.06)	(0.10)
Net realized and unrealized gain on investments	0.60	0.05

Total from Investment Operations	0.54	(0.05)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.34)	–

Total Distributions	(0.34)	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.20	(0.05)

NET ASSET VALUE, END OF PERIOD	$10.15	$9.95

TOTAL RETURN(c)	5.45%(d)	(0.50)%(d)

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$6,954	$6,128

RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding reimbursement/waiver	3.89%(e)	4.13%(e)
Operating expenses including reimbursement/waiver	2.00%(e)	2.00%(e)
Net investment income including reimbursement/waiver	0.93%(e)	0.46%(e)

RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding reimbursement/waiver	5.94%(e)	6.02%(e)
Operating expenses including reimbursement/waiver	4.05%(e)	3.88%(e)
Net investment loss including reimbursement/waiver	(1.12)%(e)	(1.42)%(e)

PORTFOLIO TURNOVER RATE	125%(d)	155%(d)

(a)	Commenced operations on January 2, 2013.
(b)	Per share amounts are based upon average shares outstanding.
(c)

The total return would have been lower had certain expenses not been reimbursed / waived during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(d)	Not annualized. (e) Annualized.

See Notes to Financial Statements.
20	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund
Notes to Financial Statements	March 31, 2014 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of March 31, 2014, the Trust had seven registered funds. This annual report describes the Cognios Market Neutral Large Cap Fund (the “Fund”). The Fund seeks long-term growth of capital independent of stock market direction. The Fund currently offers Investor Class shares and Institutional Class shares. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structure. Institutional Class shares are offered directly, via the Fund’s transfer agent, and through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments and financial advisors). The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Short Sales: The Fund may sell securities short. To do this, the Adviser will borrow and then sell (take short positions in) equity securities of U.S. companies that the Adviser believes are likely to underperform the long positions over time. To complete such a transaction, the Fund must borrow the security to deliver to the buyer. The Fund then is obligated to replace the security borrowed by

Semi-Annual Report | March 31, 2014	21

Cognios Market Neutral Large Cap Fund
Notes to Financial Statements	March 31, 2014 (Unaudited)

purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. To mitigate leverage risk, the Fund will segregate liquid assets (which may include its long positions) at least equal to its short position exposure, marked-to-market daily. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term, therefore, they are excluded from the purchase and sales of investments in Note 4 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of March 31, 2014, the Fund held securities sold short with a market value of $10,171,625.

Fair Value Measurements: The Fund discloses the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

22	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund
Notes to Financial Statements	March 31, 2014 (Unaudited)

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2014:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$14,620,567	$–	$–	$14,620,567
Short Term Investments	2,941	–	–	2,941
Total	$14,623,508	$–	$–	$14,623,508

Other Financial Instruments
Liabilities
Securities Sold Short(a)	$(10,171,625)	$–	$–	$(10,171,625)
Total	$(10,171,625)	$–	$–	$(10,171,625)

(a)	For detailed descriptions of sectors, see the accompanying Portfolio of Investments.

The Fund recognizes transfers between levels as of the end of the fiscal year. For the period ended March 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Offering Costs: The Fund incurred offering costs during the period ended March 31, 2014. These offering costs, including fees for printing initial prospectuses, legal, and registration fees, are being amortized over the first twelve months from the inception date of the Fund. Amounts amortized through March 31, 2014 are shown on the Fund’s Statement of Operations and amounts that remain to be amortized are shown on the Fund’s Statement of Assets and Liabilities.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the period ended March 31, 2014, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is

Semi-Annual Report | March 31, 2014	23

Cognios Market Neutral Large Cap Fund
Notes to Financial Statements	March 31, 2014 (Unaudited)

generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date. All of the realized and unrealized gains and losses and net investment income, are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of the date of the semi-annual.

Unrealized Appreciation and Depreciation on Investments: As of March 31, 2014, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$1,178,795
Gross unrealized depreciation (excess of tax cost over value)	(462,543)

Net unrealized appreciation	$716,252

Cost of investments for income tax purposes	$13,907,256

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities and securities sold short, during the six months ended March 31,2014, were as follows:

Purchases of Securities	Proceeds from Sales of Securities

$ 17,857,588	$ 18,384,173

24	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund
Notes to Financial Statements	March 31, 2014 (Unaudited)

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund of the Trust have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Transactions in common shares were as follows:

	For the Six Months Ended March 31, 2014 (Unaudited)	For the Period Ended September 30, 2013 (a)
Investor Class
Shares sold	6,477	505,279
Shares issued in reinvestment of distributions to shareholders	17,200	–
Shares redeemed	(10,018)	(4)

Net increase in shares outstanding	13,659	505,275
Institutional Class
Shares sold	62,711	612,556
Shares issued in reinvestment of distributions to shareholders	21,706	–
Shares redeemed	(15,123)	(1,598)

Net increase in shares outstanding	69,294	610,958

(a)	Commenced operations on January 2, 2013.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of any class of the Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of March 31, 2014, the following entities owned beneficially 25% or greater of the Fund’s outstanding shares. The shares are held under omnibus accounts, whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately.

Class		Percentage

Investor	A Joseph Brandmeyer Trust Agreement	98.66%

Institutional	A Joseph Brandmeyer Trust Agreement	75.43%

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Cognios Capital, LLC (“Cognios Capital” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established by the Adviser

Semi-Annual Report | March 31, 2014	25

Cognios Market Neutral Large Cap Fund
Notes to Financial Statements	March 31, 2014 (Unaudited)

and the Board. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 1.50% based on the Fund’s average daily net assets, computed daily and payable monthly.

The Adviser has agreed contractually to waive and/or reimburse fees or expenses in order to limit total annual Fund operating expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation expenses, indemnification amounts, borrowing costs, brokerage expenses and dividend expenses on securities sold short, distribution/12b-1 fees and extraordinary expenses) to 2.00% of the Fund’s average daily net assets for the Investor and Institutional share classes, respectively. This agreement is in effect through January 31, 2015 and may not be terminated or modified prior to this date except with the approval of the Board. The Adviser will be permitted to recover expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year(s) in which the fees and expenses were deferred.

For the period ended March 31, 2014, the fee waivers and/or reimbursements were as follows:

Fees Waived/Reimbursed by Adviser

Investor Class	$ (48,586)
Institutional Class	(61,835)

TOTAL	$ (110,421)

As of March 31, 2014, the balances of recoupable expenses for each class were as follows:

	Expiring in 2016	Expiring in 2017

Investor Class	$(79,516)	$(48,586)
Institutional Class	$(88,889)	$(61,835)

Administrator: ALPS Fund Services, Inc. (“ALPS” and the “administrator”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement (the “Agreement”), ALPS will provide operational services to the Fund including, but not limited to fund accounting and fund administration and generally assist in the Fund’s operations.

The Fund’s administration fee is accrued on a daily basis, and paid on a monthly basis following the end of the month, based on the greater of (a) an annual total fee of $135,000; or (b) the following basis point fee schedule:

Average Total Net Assets	Contractual Fee

Between $0-$250M	0.10%

$250M-$500M	0.07%

Above $500M	0.03%

26	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund
Notes to Financial Statements	March 31, 2014 (Unaudited)

Annually thereafter, the parties agree to reevaluate the compensation paid under this Agreement by the Trust on behalf of the Fund to ALPS for the services it performs for the Fund.

The Administrator is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer, dividend paying and shareholder servicing agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this Agreement, ALPS is paid an annual base fee of $25,000 for the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act under the Chief Compliance Officer Services Agreement. Under this Agreement, ALPS is paid an annual base fee of $20,000 for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Principal Financial Officer: ALPS receives an annual base fee of $10,000 for providing Principal Financial Officer (“PFO”) services to the Fund and is reimbursed for certain out-of- pocket expenses.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS Fund Services, Inc.) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as the Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

The Fund has adopted a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for its Investor Class shares. The Plan allows the Fund to use Investor Class assets to pay fees in connection with the distribution and marketing of Investor Class shares and/or the provision of shareholder services to Investor Class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Investor Class shares of the Fund, if any, as their funding medium and for related expenses. The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Investor Class shares. Plan fees are shown as distribution and service fees on the Statement of Operations.

7. TRUSTEES

As of March 31, 2014, there were four Trustees, three of whom are not “interested persons” (within the meaning of the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust receive a quarterly retainer of $2,000, plus $1,000 for each regular Board or Committee meeting attended, $1,000 for each special telephonic Board or Committee meeting attended and $1,000 for each special in-person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

Semi-Annual Report | March 31, 2014	27

Cognios Market Neutral Large Cap Fund
Notes to Financial Statements	March 31, 2014 (Unaudited)

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

28	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund
Additional Information	March 31, 2014 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-855-254-6467, (ii) on the Fund’s website at www.cogniosfunds.com, or (iii) on the Securities and Exchange Commission’s the (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2013 is available (i) without charge, upon request, by calling the Fund (toll-free) at 1-855-254-6467 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Semi-Annual Report | March 31, 2014	29

EVERGREEN GAVEKAL

SEMI-ANNUAL REPORT 3/31/2014

GKE ASIAN OPPORTUNITIES FUND

INSTITUTIONAL SHARES | TICKER SYMBOL : GKEAX

INVEST IN ASIA WITH GAVEKAL

| TABLE OF CONTENTS

GKE Asian Opportunities Fund	Shareholder Letter
March 31, 2014 (Unaudited)

Dear Shareholder,

After a strong finish in 2013, the GaveKal Evergreen Asian Opportunities Fund faced a difficult start to 2014. The fund aims to achieve superior risk-adjusted returns by investing in high-beta Asian growth stocks and minimizes the inherent volatility in this portfolio with a fixed income allocation and, at times, currency hedges. For long term investors this strategy has proven itself time and again. Unfortunately there will be periods of short-term underperformance and this quarter happened to be one of them. In USD terms, the fund fell -4.03% in the first quarter, underperforming the benchmark which fell -1.64%. This disappointing result came largely from two factors, the first being losses on currency hedges in Japan and Australia which combined amounted to -200 basis points (bp) of losses. The second reason for disappointing performance was the fund’s underweight position in Australian equities which contributed another -109bp of absolute performance.

Australian bank shares appreciated during the first quarter in spite of dull earnings growth, pushing valuations from around 13.5x forward earnings to 15.0x. The fund remains underweight the Australian banks as we find little value in the shares and believe banks have effectively gone ex-growth. Loan growth over the past 3 years has averaged only +5% and earnings are increasingly being driven by lower provisioning expenses. In our view this is not sustainable. Another contributing factor to performance was the fund’s overweight position in China. This contributed (-69bp) of absolute performance. The unexpected weakness of the Renminbi (RMB) which began in February renewed investor’s fears of financial mismanagement and economic collapse. This reinforced investor’s already negative perception. While we too have had our concerns about the Chinese economy, we believe there will be no economic crisis and that equity markets may have already found a bottom. From here, the economy and sentiment will slowly begin to improve to the benefit of Chinese shares.

Notable positive contributions to the fund’s performance came from the fixed income allocation (+62bp) and the funds allocation in the Philippines (+142bp). The fund remains overweight the Philippines where an unfolding credit cycle is driving economic growth and corporate earnings. It is important to note that among the best performing markets in Asia during the first quarter were India and Southeast Asia. Recall that these countries had been among the most disliked by investors during the fourth quarter of 2013. The popular narrative then was that the Federal Reserve’s (Fed) taper program would suck liquidity out of these economies and leave them with unsustainable current account and fiscal imbalances. However, thanks to reforms (both achieved and expected) and improving fundamentals, investors have begun returning to these markets seeking cheaper valuations.

While it is only a few months running, this nascent trend of investors shunning lofty market valuations in exchange for lagging markets is perhaps a very big deal. To global allocators the reasons to be underweight emerging markets have been well known: political crisis (Turkey + Russia + Thailand), twin deficits (India, Turkey, and Indonesia), weak global trade, and finally US Fed tapering. With US and European shares moving in a straight line upward, it has been an easy decision for any CIO to remain overweight developed markets and avoid emerging markets. However, with valuations where they are today how much of this has been priced in?

Semi-Annual Report | March 31, 2014	1

GKE Asian Opportunities Fund	Shareholder Letter
March 31, 2014 (Unaudited)

To be clear, this does not mean we believe all Emerging Markets are out of the clear now. In fact, the risks in Russia, Turkey or even Latin America are very real and may not be over. But we find the prospects within Asia (including developed Asia) are clearly more exciting and the valuations seem to reflect all the negatives and few of the positives. If one or two catalysts were to come along then the stage is set for a period of Asian outperformance. So what could those catalysts be?

1.

Chinese bank recapitalizations could be a very important development. In mid-April it was announced that four Chinese banks (Industrial and Commercial Bank of China, Bank of China, Agricultural Bank of China & Shanghai Pudong Development) would issue a combined 290bn RMB of preferred shares to buffer their equity bases, with more expected to follow. The sums should be enough to assuage investor concerns about funding future growth while also providing a buffer for some rise in non-performing loans (NPLs). Further, as bank recaps proved to be the bottom for markets in Europe we believe this may again be the case in China. Finally, coming stress tests of banks’ balance sheets should help dispel fears of banks needing to write off large amounts of loans.

2.

Upcoming elections in India and Indonesia may also prove to be positive catalysts. In both cases, if elections go the way polls point, then incumbent governments will be thrown out and replaced by capable leaders with a mandate to reform and support growth. This is especially good news for India where the lack of reform and poor support for infrastructure projects has crippled the economy.

3.

Though it has become fashionable to return to a bearish stance on Japan we think it is too early to write Abe off completely. Undoubtedly reforms and economic momentum have been a slight disappointment to date. However, we believe that as the sales tax continues to bite, Abe and the Bank of Japan will have no choice but to push for more QE and to weaken the Japanese Yen (JPY) further. While the efficacy of this plan will ultimately depend on enactment of some reforms we believe that markets will welcome further depreciation of the JPY and that economic improvement will be made easier with the Yen closer to 115.

4.

The final potential catalyst would be a revival in global trade. This global cycle has been unique when compared to the recent past in that global exports have hardly grown. The combination of re-shoring, an abundance of shale oil in the US, automation, and sluggish consumption trends in developed markets have worked against Asian exporting nations. However, this trend can only go so far. If developed markets really are on the verge of economic acceleration they will have little choice but to import more semiconductors, clothing, manufacturing equipment and components from Asia to the benefit of Korea, China, Taiwan and Japan.

2	www.gkefund.com

GKE Asian Opportunities Fund	Shareholder Letter
March 31, 2014 (Unaudited)

To sum up, the world equity markets may be nearing an inflection point. With developed market equity valuations one standard deviation above their mean, revenue and earnings growth must accelerate or investors will begin to question the underpinnings of these valuations. And when looking for value today, Asia is a good place to start: most markets trade at discounts to their mean valuations and investors are generally underweight. See below charts for an illustration. We believe this process may have started as evidenced by the very recent outperformance of Asia. Indeed, equity markets typically begin to move higher several quarters before the fundamentals improve. This is what we are witnessing today and the next phase will be renewed confidence in the future, lead by one or more of the above catalysts.

Louis-Vincent Gave

CEO and Portfolio Manager, GaveKal Capital Limited

Semi-Annual Report | March 31, 2014	3

GKE Asian Opportunities Fund	Shareholder Letter
March 31, 2014 (Unaudited)

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. GaveKal does not accept any liability for losses either direct or consequential caused by the use of this information

Emerging markets are often less stable politically and economically than developed markets such as the United States and investing in emerging markets involves different and greater risks. There may be less publicly available information about companies in emerging markets. The stock exchanges and brokerage industries of emerging markets do not have the level of government oversight as do those in the United States. Securities markets of such countries are substantially smaller, less liquid and more volatile than securities markets in the United States. Emerging markets may be especially prone to currency-related risks.

Past performance does not guarantee future results.

Beta - A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Fwd PE - A measure of the price-to-earnings ratio (P/E) using forecasted earnings for the P/E calculation.

Standard Deviation - A measure of the dispersion of a set of data from its mean. The more spread apart the data, the higher the deviation. Standard deviation is calculated as the square root of variance.

4	www.gkefund.com

GKE Asian Opportunities Fund	Portfolio Update
March 31, 2014 (Unaudited)

Performance (for the period ended March 31, 2014)

	3 Month	Six Month	Since Inception*
GKE Asian Opportunities Fund - NAV	-4.03%	-0.98%	2.78%
MSCI AC Asia Pacific TR USD(a)	-1.64%	0.63%	3.86%

*	Fund’s inception date is August 5, 2013.
(a)

The MSCI Asia Pacific Index is designed to measure the equity market performance of the developed and emerging markets in the Pacific region. The Index consists of the following 12 developed and emerging market countries: Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan, and Thailand.

Returns of less than 1 year are cumulative.

Indexes are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund is new and has a limited operating history.

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-855-331-6240 or by visiting www.gkefund.com.

Performance of $10,000 Initial Investment (for the period ended March 31, 2014)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Semi-Annual Report | March 31, 2014	5

GKE Asian Opportunities Fund	Portfolio Update
March 31, 2014 (Unaudited)

Sector Allocation (as a % of Net Assets)*

Financials	35.15%
Industrials	9.78%
Utilities	8.23%
Technology	7.77%
Consumer, Cyclical	4.58%
Communications	4.22%
Diversified	3.78%
Government	3.34%
Energy	3.11%
Basic Materials	1.44%
Consumer, Non-cyclical	1.40%
Cash, Cash Equivalents, & Other Net Assets	17.20%
TOTALS	100.00%

Top 10 Long Positions (as a % of Net Assets)*

Optus Finance Pty Ltd.	6.81%
Telstra Corp. Ltd.	4.62%
New Zealand Government Bond	3.34%
Far East Horizon Ltd.	2.92%
Megaworld Corp.	2.86%
Guangdong Investment Ltd.	2.62%
Hutchison Whampoa Ltd.	2.51%
Taiwan Semiconductor, (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.)	2.46%
China Petroleum & Chemical Corp.	2.07%
Huadian Fuxin Energy Corp. Ltd.	1.80%

*	Holdings are subject to change. Tables present indicative values only.

6	www.gkefund.com

GKE Asian Opportunities Fund	Disclosure of Fund Expenses
March 31, 2014 (Unaudited)

Examples. As a shareholder of the GKE Asian Opportunities Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on October 1, 2013 and held until March 31, 2014.

Actual Expenses. The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and may not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expense Ratio(a)	Expenses Paid During period October 1, 2013 - March 31, 2014(b)

Actual	$ 1,000.00	$ 990.20	1.81%	$8.98
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.91	1.81%	$9.10

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

Semi-Annual Report | March 31, 2014	7

GKE Asian Opportunities Fund	Portfolio of Investments
March 31, 2014 (Unaudited)

	Shares	Value (Note 2)
COMMON STOCKS (53.70%)
BASIC MATERIALS (1.44%)
Forest Products & Paper (0.93%)
Lee & Man Paper Manufacturing Ltd.	34,000	$21,128
Nine Dragons Paper Holdings Ltd.	105,000	81,764

		102,892

Iron & Steel (0.51%)
Angang Steel Co. Ltd.(a)	92,000	56,696

TOTAL BASIC MATERIALS		159,587

COMMUNICATIONS (4.22%)
Internet (0.92%)
Trend Micro, Inc.	3,300	102,151

Media (0.88%)
Nine Entertainment Co. Holdings Ltd.(a)	45,070	97,807

Telecommunications (2.42%)
Advanced Information Services - PCL	28,400	197,855
KDDI Corp.	1,200	69,478

		267,333

TOTAL COMMUNICATIONS		467,291

CONSUMER, CYCLICAL (4.58%)
Auto Manufacturers (0.62%)
Hyundai Motor Co.	291	68,619

Retail (3.96%)
David Jones Ltd.	18,821	56,728
GOME Electrical Appliances Holding Ltd.	1,177,000	198,784
Puregold Price Club, Inc.	187,800	184,261

		439,773

TOTAL CONSUMER, CYCLICAL		508,392

See Notes to Financial Statements.
8	www.gkefund.com

GKE Asian Opportunities Fund	Portfolio of Investments
March 31, 2014 (Unaudited)

	Shares	Value (Note 2)
CONSUMER, NON-CYCLICAL (1.40%)
Commercial Services (1.40%)
Brambles Ltd.	13,766	$118,219
Ezion Holdings Ltd.	14,000	24,040
Recall Holdings Ltd.(a)	2,831	12,210

		154,469

TOTAL CONSUMER, NON-CYCLICAL		154,469

DIVERSIFIED (3.78%)
Holding Companies - Diversified (3.78%)
Hutchison Whampoa Ltd.	21,000	278,051
Wharf Holdings Ltd.	22,000	140,682

TOTAL DIVERSIFIED		418,733

ENERGY (3.11%)
Energy-Alternate Sources (1.04%)
China Longyuan Power Group Corp.	114,000	114,786

Oil & Gas (2.07%)
China Petroleum & Chemical Corp.	256,000	229,052

TOTAL ENERGY		343,838

FINANCIAL (16.89%)
Banks (5.07%)
Agricultural Bank of China Ltd.	103,000	44,884
BDO Unibank, Inc.	92,930	176,141
Metropolitan Bank & Trust	103,110	177,732
Resona Holdings, Inc.	17,800	86,055
Sumitomo Mitsui Financial Group, Inc.	1,800	76,890

		561,702

Diversified Financial Services (1.74%)
China Cinda Asset Management Co. Ltd.(a)	283,000	160,536
Samsung Card Co. Ltd.	1,000	32,552

		193,088

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2014	9

GKE Asian Opportunities Fund	Portfolio of Investments
March 31, 2014 (Unaudited)

	Shares	Value (Note 2)
FINANCIAL (continued)
Insurance (2.85%)
AIA Group Ltd.	31,200	$148,026
The Dai-ichi Life Insurance Co. Ltd.	5,100	74,117
Tokio Marine Holdings, Inc.	3,100	93,047

		315,189

Private Equity (0.61%)
Jafco Co. Ltd.	1,500	67,287

Real Estate (6.62%)
Ayala Land, Inc.	29,500	19,669
China Overseas Land & Investment Ltd.	46,000	119,203
China Resources Land Ltd.	60,000	131,657
Megaworld Corp.	3,390,000	316,738
Shimao Property Holdings Ltd.	66,500	145,749

		733,016

TOTAL FINANCIAL		1,870,282

INDUSTRIAL (7.60%)
Electrical Component & Equipment (0.80%)
Hitachi Ltd.	12,000	88,592

Electronics (2.81%)
Alps Electric Co. Ltd.(a)	12,900	153,853
NEC Corp.	51,000	156,634

		310,487

Engineering & Construction (0.69%)
Airports of Thailand PCL - NVDR	12,800	76,547

Hand & Machine Tools (1.15%)
THK Co. Ltd.	5,700	127,955

Machinery - Construction & Mining (1.42%)
Mitsubishi Electric Corp.	14,000	157,613

Shipbuilding (0.73%)
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	2,660	79,966

TOTAL INDUSTRIAL		841,160

See Notes to Financial Statements.
10	www.gkefund.com

GKE Asian Opportunities Fund	Portfolio of Investments
March 31, 2014 (Unaudited)

	Shares	Value (Note 2)
TECHNOLOGY (2.45%)
Computers (2.45%)
Fujitsu Ltd.	24,000	$145,095
Lenovo Group Ltd.	114,000	125,956

		271,051

TOTAL TECHNOLOGY		271,051

UTILITIES (8.23%)
Electric (5.61%)
Huadian Fuxin Energy Corp. Ltd.	366,000	199,598
Huadian Power International Corp. Ltd.	316,000	153,590
Huaneng Power International, Inc.	164,000	156,885
Manila Electric Co.	17,850	113,043

		623,116

Water (2.62%)
Guangdong Investment Ltd.	304,000	290,420

TOTAL UTILITIES		913,535

TOTAL COMMON STOCKS
(Cost $5,862,002)		5,948,340

PARTICIPATION NOTES (8.49%)
FINANCIAL (0.99%)
Real Estate (0.99%)
DLF Limited, (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 02/27/2015	37,126	109,689

TOTAL FINANCIAL		109,689

INDUSTRIAL (2.18%)
Electronics (1.25%)
Hon Hai Precision Co, (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 01/17/2017	49,000	138,862

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2014	11

GKE Asian Opportunities Fund	Portfolio of Investments
March 31, 2014 (Unaudited)

	Shares	Value (Note 2)
INDUSTRIAL (continued)
Engineering & Construction (0.93%)
IRB Infrastructure, (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 02/27/2015	13,511	$23,370
Jaiprakash Associate, (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 02/27/2015	88,744	79,795

		103,164

TOTAL INDUSTRIAL		242,027

TECHNOLOGY (5.32%)
Computers (1.65%)
Tata Consultancy Services, (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 02/27/2015	5,131	183,267

Semiconductors (3.67%)
MediaTek Inc., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 01/20/2015	9,000	132,846
Taiwan Semiconductor, (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.), expiring 01/17/2017	70,000	272,391

		405,238

TOTAL TECHNOLOGY		588,505

TOTAL PARTICIPATION NOTES (Cost $912,083)		940,220

	Currency	Principal Amount	Value (Note 2)
CORPORATE BONDS (17.27%)
FINANCIAL (17.27%)
Banks (1.45%)
Agricultural Development Bank of China, Sr. Unsec. Notes 3.350% 06/22/2017	HKD	1,000,000	160,977
Chemicals (1.47%)
SK Global Chemical Investment Hong Kong Ltd., Sr. Unsec. Notes 4.125% 09/26/2016	CNH	1,000,000	162,925

See Notes to Financial Statements.
12	www.gkefund.com

GKE Asian Opportunities Fund	Portfolio of Investments
March 31, 2014 (Unaudited)

	Currency	Principal Amount	Value (Note 2)
FINANCIAL (continued)
Diversified Financial Services (2.92%)
Far East Horizon Ltd., Sr. Unsec. Notes 5.500% 10/18/2015	CNH	$2,000,000	$323,841
Telecommunications (11.43%)
Optus Finance Pty Ltd., Sr. Unsec. Notes 4.750% 12/12/2018	AUD	800,000	754,122
Telstra Corp. Ltd., Sr. Unsec. Notes 4.000% 11/15/2017	AUD	550,000	511,768

			1,265,889

TOTAL FINANCIAL			1,913,633

TOTAL CORPORATE BONDS (Cost $ 1,866,307)			1,913,633

GOVERNMENT BONDS (3.34%)
New Zealand Government Bond, Sr. Unsec. Notes, Series 423 5.500% 04/15/2023	NZD	400,000	370,428

TOTAL GOVERNMENT BONDS (Cost $ 346,807)			370,428

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (12.08%)
MONEY MARKET FUND (12.08%)
Blackrock Liquidity Temporary Fund, Investor Class	0.030%	1,338,632	1,338,632

TOTAL SHORT-TERM INVESTMENTS (Cost $ 1,338,632)			1,338,632

TOTAL INVESTMENTS (94.88%) (Cost $ 10,325,830)			$10,511,253

Other Assets In Excess Of Liabilities (5.12%)			567,190(b)

NET ASSETS (100.00%)			$11,078,443

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2014	13

GKE Asian Opportunities Fund	Portfolio of Investments
March 31, 2014 (Unaudited)

(a)	Non-Income Producing Security.
(b)	Includes cash which is being held as collateral for futures contracts.

Common Abbreviations:

Ltd. - Limited.

PCL - Public Company Limited.

NVDR - Non-Voting Depository Receipt.

Sr. - Senior.

Unsec. - Unsecured.

Currency Abbreviations:

AUD - Australian Dollar

CNH - People’s Republic of China Renminbi

HKD - Hong Kong Dollar

JPY - Japanese Yen

NZD - New Zealand Dollar

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.
14	www.gkefund.com

GKE Asian Opportunities Fund	Portfolio of Investments
March 31, 2014 (Unaudited)

OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Foreign Currency	Contracted Amount*	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/(Depreciation)
JPY	55,000,000	Sale	04/07/2014	$532,890	$6,197
JPY	20,000,000	Sale	04/10/2014	193,781	999
JPY	35,000,000	Sale	04/14/2014	339,124	1,227
JPY	30,000,000	Sale	04/18/2014	290,684	4,766
JPY	75,000,000	Sale	04/24/2014	726,734	11,746

					$24,935

AUD	1,400,000	Sale	04/03/2014	$1,298,091	$(50,551)
AUD	300,000	Sale	04/22/2014	277,801	(5,011)
JPY	35,000,000	Purchase	04/07/2014	339,112	(3,387)
NZD	440,000	Sale	04/10/2014	381,542	(11,194)

					$(70,143)

*	The contracted amount is stated in the currency in which the security is denominated.

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value (Note 2)	Unrealized (Depreciation)
Nikkei 225	Long	6	06/13/14	$428,135	$(2,825)

				$428,135	$(2,825)

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2014	15

GKE Asian Opportunities Fund	Statement of Assets and Liabilities
March 31, 2014 (Unaudited)

ASSETS:
Investments, at value (Cost $10,325,830)	$10,511,253
Foreign currency, at value (Cost $430,868)	430,337
Receivable for investments sold	432,426
Deposit with broker for futures contracts (Note 3)	2,923
Unrealized gain on forward foreign currency contracts	24,935
Dividends and interest receivable	62,630
Receivable due from advisor	23,428
Prepaid Offering Costs	34,243
Other assets	38,342

Total assets	11,560,517

LIABILITIES:
Payable for investments purchased	375,341
Unrealized loss on forward foreign currency contracts (Note 3)	70,143
Payable for variation margin (Note 3)	2,825
Payable for administration fees	6,725
Payable for transfer agency fees	4,749
Payable to trustees	207
Payable to Chief Compliance Officer	1,670
Legal fees payable	7,649
Audit and tax fees payable	9,245
Accrued expenses and other liabilities	3,520

Total liabilities	482,074

NET ASSETS	$11,078,443

NET ASSETS CONSIST OF:
Paid-in capital (Note 6)	$11,271,981
Accumulated net investment loss	(31,481)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(296,451)
Net unrealized appreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	134,394

NET ASSETS	$11,078,443

PRICING OF SHARES:
Net Asset Value, offering and redemption price per share	$10.24
Shares of beneficial interest outstanding	1,081,938

See Notes to Financial Statements.
16	www.gkefund.com

GKE Asian Opportunities Fund	Statement of Operations
For the Six Months Ended March 31, 2014 (Unaudited)

INVESTMENT INCOME:
Dividends	$36,591
Foreign taxes withheld	(4,446)
Interest	22,044

Total investment income	54,189

EXPENSES:
Investment advisory fees (Note 7)	70,978
Administrative fees	38,958
Transfer agency fees	17,176
Legal and audit fees	12,408
Offering costs	41,407
Registration fees	5,107
Custodian fees	27,371
Compliance fees	9,976
Trustees’ fees and expenses	8,022
Other expenses	7,798

Total Expenses	239,201
Less fees waived/reimbursed by investment adviser (Note 7)	(153,555)

Net Expenses	85,646

NET INVESTMENT LOSS	(31,457)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(287,805)
Futures contracts	(6,218)
Foreign currency transactions	8,296

Net realized loss	(285,727)

Net Change in appreciation/(depreciation) on:
Investments	116,056
Futures contracts	3,841
Translation of assets and liabilities denominated in foreign currencies	(48,441)

Net Change	71,456

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(214,271)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(245,728)

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2014	17

GKE Asian Opportunities Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2014 (Unaudited)	For the Period Ended September 30, 2013(a)
OPERATIONS:
Net investment income/(loss)	$(31,457)	$246
Net realized gain/(loss) on investments, futures contracts and foreign currency transactions	(285,727)	30,713
Net change in unrealized appreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	71,456	62,938

Net increase/(decrease) in net assets resulting from operations	(245,728)	93,897

DISTRIBUTIONS:
From net investment income	(2,146)	–
From net realized gains on investments	(40,567)	–

Net decrease in net assets from distributions	(42,713)	–

BENEFICIAL SHARE TRANSACTIONS (Note 6):
Shares sold	9,797,894	2,390,000
Dividends reinvested	29,943	–
Shares redeemed	(945,323)	–
Redemption fees	473	–

Net increase from capital share transactions	8,882,987	2,390,000

Net increase in net assets	8,594,546	2,483,897

NET ASSETS:
Beginning of period	2,483,897	–

End of period (Including accumulated net investment income/(loss) of $(31,481) and $2,122)	$11,078,443	$2,483,897

(a)	Commenced operations on August 5, 2013.

See Notes to Financial Statements.
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GKE Asian Opportunities Fund	Financial Highlights
For a share outstanding through the periods presented.

	For the Six Months Ended March 31, 2014 (Unaudited)		For the Period Ended September 30, 2013(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.38		$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.03)		0.00	(c)
Net realized and unrealized gain/(loss) on investments	(0.07)		0.38

Total from investment operations	(0.10)		0.38

LESS DISTRIBUTIONS:
From net investment income	(0.00)	(c)	–
From net realized gain on investments	(0.04)		–

Total distributions	(0.04)		–

REDEMPTION FEES (Note 6)	0.00	(c)	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.14)		0.38

NET ASSET VALUE, END OF PERIOD	$10.24		$10.38

TOTAL RETURN(d)	(0.98%)		3.80%

SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$11,078		$2,484

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	5.06%	(e)	23.95%	(e)
Operating expenses including reimbursement/waiver	1.81%	(e)	1.81%	(e)
Net investment income/(loss) including reimbursement/waiver	(0.66%)	(e)	0.10%	(e)

PORTFOLIO TURNOVER RATE	149%	(f)	22%	(f)

(a)	Commenced operations on August 5, 2013.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2014	19

GKE Asian Opportunities Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of March 31, 2014, the Trust had seven registered funds. This annual report describes the GKE Asian Opportunities Fund (the “Fund”). The Fund commenced operations on August 5, 2013. The Fund seeks to achieve capital appreciation through asset allocation among equities, currencies and bonds of the Asia-Pacific region. The Fund currently offers Institutional Class shares. Institutional Class shares are offered directly, via the Fund’s transfer agent, and through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments and financial advisors). The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair values of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Fund will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by a valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable

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GKE Asian Opportunities Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker dealers that make a market in the security. Short term debt obligations that will mature in 60 days or less are valued at amortized cost; unless it is determined that using this method would not reflect an investment’s fair value. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity.

Forward foreign currency contracts have a market value determined by the prevailing foreign currency exchange daily rates and current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Semi-Annual Report | March 31, 2014	21

GKE Asian Opportunities Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2014:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks(a)	$5,948,340	$–	$–	$5,948,340
Participation Notes	–	940,220	–	940,220
Corporate Bonds	–	1,913,633	–	1,913,633
Government Bonds	–	370,428	–	370,428
Short-Term Investments	1,338,632	–	–	1,338,632
TOTAL	$7,286,972	$3,224,281	$–	$10,511,253

	Valuation Inputs

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency Contracts	$–	$24,935	$–	$24,935
Liabilities
Forward Foreign Currency Contracts	–	(70,143)	–	(70,143)
Futures Contracts	(2,825)	–	–	(2,825)
TOTAL	$(2,825)	$(45,208)	$–	$(48,033)

(a)	For detailed descriptions of the underlying industries, see the accompanying Portfolio of Investments.

The Fund recognizes transfers between levels as of the end of the fiscal year. For the period ended March 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Offering Costs: The Fund incurred offering costs during the period ended March 31, 2014. These offering costs, including fees for printing initial prospectuses, legal, and registration fees, are being amortized over the first twelve months from the inception date of the Fund. Amounts amortized through March 31, 2014 are shown on the Fund’s Statement of Operations and amounts that remain to be amortized are shown on the Fund’s Statement of Assets and Liabilities.

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GKE Asian Opportunities Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the period ended March 31, 2014, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars.

Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a

Semi-Annual Report | March 31, 2014	23

GKE Asian Opportunities Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: The Fund normally pays dividends and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including distributions of short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

3. DERIVATIVE INSTRUMENTS

The Fund’s investment objective permits the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency contracts, currency swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

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GKE Asian Opportunities Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Forward Foreign Currency Contracts: The Fund invests in foreign currency exchange contracts to reduce the risks of fluctuating exchange rates and to generate returns uncorrelated to the other strategies employed. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The unrealized appreciation/(depreciation) is reported in the Statement of Assets and Liabilities as receivable or payable and in the Statement of Operations within the change in unrealized appreciation/(depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain/(loss) in the Statement of Operations. As of March 31, 2014, the Fund held forward foreign currency contracts with net unrealized depreciation of $(45,208).

Futures: The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the

Semi-Annual Report | March 31, 2014	25

GKE Asian Opportunities Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As of March 31, 2014, the Fund had futures contracts outstanding with net unrealized depreciation of $(2,825). The number of futures contracts held at March 31, 2014, as disclosed in the Portfolio of Investments, is representative of futures contracts activity during the period ended March 31, 2014.

Derivative Instruments: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2014:

Derivatives Not Accounted for As Hedging Instruments	Asset Derivatives Statement of Assets and Liabilities Location	Fair Value	Liability Derivatives Statement of Assets and Liabilities Location	Fair Value
Foreign Exchange Contracts (Forward foreign currency contracts)	Unrealized gain on forward foreign currency contracts	$24,935	Unrealized loss on foward foreign currency contracts	$70,143
Equity Contracts (Futures contracts)		–	Payable for variation margin	2,825
Total		$24,935		$72,968

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GKE Asian Opportunities Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

The effect of derivative instruments on the Statement of Operations for the six months ended March 31, 2014:

Derivatives Not Accounted for As Hedging Instruments	Location of Gains/(Losses) On Derivatives Recognized in Income	Realized Gain/(Loss) On Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Foreign Exchange Contracts (Forward foreign currency contracts)	Net realized gain/(loss) on: Foreign currency transactions / Net Change in appreciation/(depreciation) on: Translation of assets and liabilities denominated in foreign currencies	$22,003	$(46,465)
Equity Contracts (Futures contracts)	Net realized gain/(loss) on: Futures contracts / Net Change in appreciation/(depreciation) on: Futures contracts	(6,218)	3,841
Total		$15,785	$(42,624)

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end. Accordingly, tax basis balances have not been determined as of the date of the semi-annual.

Unrealized Appreciation and Depreciation on Investments: As of March 31, 2014, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$361,587
Gross unrealized depreciation (excess of tax cost over value)	(209,000)
Net unrealized appreciation	$152,587

Cost of investments for income tax purposes	$10,358,666

Semi-Annual Report | March 31, 2014	27

GKE Asian Opportunities Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the six months ended March 31, 2014 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$ 20,037,211	$12,510,693

6. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Shares redeemed within 45 calendar days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the six month period ended March 31, 2014, the redemption fees charged by the Fund are presented in the Statements of Changes in Net Assets.

	For the Six Months Ended March 31, 2014 (Unaudited)	For the Period Ended September 30, 2013(a)
Shares Sold	932,877	239,213
Shares issued in reinvestment of distributions to shareholders	2,863	–
Shares Redeemed	(93,015)	–
Net increase from share transactions	842,725	239,213

(a)	Commenced operations on August 5, 2013.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of any class of the Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of March 31, 2014, the following entities owned beneficially 25% or greater of the Fund’s outstanding shares. The shares are held under omnibus accounts, whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately.

Class		Percentage
Institutional	Charles Schwab & Co., Inc.	59.33%
Institutional	TD Ameritrade FBO	26.71%

28	www.gkefund.com

GKE Asian Opportunities Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

7. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Evergreen Capital Management, LLC (“Evergreen Capital” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser has delegated daily management of the Fund to GaveKal Capital Limited (the “Sub-Adviser”). The Sub-Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement with the Adviser (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 1.50% based on the Fund’s average daily net assets, computed daily and payable monthly. Pursuant to an Investment Sub-Advisory Agreement with the Sub-Adviser, the Adviser pays the Sub-Adviser an annual sub-advisory management fee of 0.825% based on the Fund’s average daily net assets, computed daily and payable monthly. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund.

The Adviser has agreed contractually to waive and/or reimburse fees or expenses in order to limit total annual Fund operating expenses (exclusive of brokerage expenses, interest expenses, taxes and extraordinary expenses) to 1.81% of the Fund’s average daily net assets. This agreement is in effect through January 31, 2016 and may not be terminated or modified prior to this date except with the approval of the Fund’s Board. The Adviser will be permitted to recover expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year(s) in which the fees and expenses were deferred.

For the six months ended March 31, 2014, the fee waivers and/or reimbursements were $153,555.

As of March 31, 2014, the balance of recoupable expenses was $207,201, of which $53,646 expires in 2016 and $153,555 expires in 2017.

Administrator: ALPS Fund Services, Inc. (“ALPS” and the “Administrator”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to fund accounting and fund administration and generally assist in the Fund’s operations.

The Fund’s administration fee is accrued on a daily basis, and paid on a monthly basis following the end of the month, based on the greater of (a) an annual total fee of $66,000 in year 1 of operations and $125,000 in year 2; or (b) the following basis point fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$250M	0.10%
$250M-$500M	0.07%
Above $500M	0.03%

Semi-Annual Report | March 31, 2014	29

GKE Asian Opportunities Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

The Administrator is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual base fee of $20,000 for the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual base fee of $20,000 for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Principal Financial Officer: ALPS provides principal financial officer (“PFO”) services to the Fund at no annual fee and is reimbursed for certain out-of-pocket expenses.

Distributor: ALPS Distributors, Inc. (“ADI” or the “Distributor”) (an affiliate of ALPS Fund Services, Inc.) acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of the Fund’s shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

8. TRUSTEES

As March 31, 2014, there were four Trustees, three of whom are not “interested persons” (within the meaning of the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust receive a quarterly retainer of $2,000, plus $1,000 for each regular Board or Committee meeting attended, $1,000 for each special telephonic Board or Committee meeting attended and $1,000 for each special in-person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

30	www.gkefund.com

GKE Asian Opportunities Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

Semi-Annual Report | March 31, 2014	31

GKE Asian Opportunities Fund	Additional Information
March 31, 2014 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-855-331-6240, (ii) on the Fund’s website at www.gkefund.com, or (iii) on the Securities and Exchange Commission’s the (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2013 is available (i) without charge, upon request, by calling the Fund (toll-free) at 1-855-331-6240 or (2) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	www.gkefund.com

EVERGREEN GAVEKAL

Must be accompanied or preceded by a prospectus.

INSIGNIA MACRO FUND

SEMI-ANNUAL REPORT

MARCH 31, 2014

Class A | IGMFX
Class I | IGMLX

Insignia Macro Fund	Portfolio Update
March 31, 2014 (Unaudited)

Performance (for the period ended March 31, 2014)

Since Inception*
Insignia Macro Fund - A NAV	-0.60%
Insignia Macro Fund - A MOP	-6.05%
Insignia Macro Fund - I	-0.60%
HFRI Macro (Total) Index(a)	-0.53%
S&P 500® Total Return Index(b)	1.81%

*	Fund’s inception date is December 31, 2013.
(a)

The HFRI Macro (Total) Index is an equally weighted performance index. It uses the HFR database and consists only of macro funds with a minimum of US$50 million AUM or a 12-month track record and that report assets in USD. It is calculated and rebalanced monthly, and shown net of all fees and expenses. It is an index comprising of investment managers which trade a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets. Managers employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, quantitative and fundamental approaches and long and short term holding periods. Although some strategies employ relative value (RV) techniques, Macro strategies are distinct from RV strategies in that the primary investment thesis is predicated on predicted or future movements in the underlying instruments, rather than realization of a valuation discrepancy between securities. In a similar way, while both Macro and equity hedge (EH) managers may hold equity securities, the overriding investment thesis is predicated on the impact movements in underlying macroeconomic variables may have on security prices, as opposed to EH, in which the fundamental characteristics on the company are the most significant are integral to investment thesis.

(b)	S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses, or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account.

The Fund is new and has a limited operating history.

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (855) 674-4642 or by visiting www.insigniafunds.com.

Semi-Annual Report | March 31, 2014	1

Insignia Macro Fund	Portfolio Update
March 31, 2014 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended March 31, 2014)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Allocation (as a % of Net Assets)*

Corporate Bonds	38.00%
Mortgage/Asset Backed Securities	19.55%
U.S. Treasury Notes & Bonds	11.29%
Short-Term Securities and Other Net Assets	31.16%

Total	100.00%

*	Holdings are subject to change. Tables present indicative values only.

2	www.insigniafunds.com

Insignia Macro Fund	Disclosure of Fund Expenses
March 31, 2014 (Unaudited)

Example. As a shareholder of the Insignia Macro Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on October 1, 2013 and held until March 31, 2014.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period October 1, 2013 - March 31, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expense Ratio(a)	Expenses Paid During Period October 1, 2013 - March 31, 2014(b)
Class A
Actual(c)	$1,000.00	$994.00	1.75%	$4.30
Hypothetical (5% return before expenses)	$1,000.00	$1,016.21	1.75%	$8.80
Class I
Actual(c)	$1,000.00	$994.00	1.50%	$3.69
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	1.50%	$7.54

Semi-Annual Report | March 31, 2014	3

Insignia Macro Fund	Disclosure of Fund Expenses
March 31, 2014 (Unaudited)

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

(c)	The actual expenses paid during the period is based on the commencement of operations on January 2, 2014.

4	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments
March 31, 2014 (Unaudited)

	Principal Amount	Value (Note 2)

CORPORATE BONDS (38.00%)
Basic Materials (2.10%)
BHP Billiton Finance USA Ltd., Sr. Unsec. Notes 1.000% 02/24/2015	$150,000	$151,031
EI du Pont de Nemours & Co., Sr. Unsec. Notes 3.250% 01/15/2015	145,000	148,112
Sherwin-Williams Co., Sr. Unsec. Notes 3.125% 12/15/2014	160,000	162,872

Total Basic Materials		462,015

Communications (2.03%)
AT&T, Inc., Sr. Unsec. Notes 5.100% 09/15/2014	160,000	163,371
Discovery Communications LLC, Sr. Unsec. Notes 3.700% 06/01/2015	50,000	51,748
Verizon Communications, Inc., Sr. Unsec. Notes 2.500% 09/15/2016	125,000	129,523
Viacom, Inc., Sr. Unsec. Notes 4.375% 09/15/2014	100,000	101,725

Total Communications		446,367

Consumer, Cyclical (1.35%)
CVS Caremark Corp., Sr. Unsec. Notes
1.200% 12/05/2016	110,000	110,720
4.875% 09/15/2014	40,000	40,772
Target Corp., Sr. Unsec. Notes 1.125% 07/18/2014	145,000	145,289

Total Consumer, Cyclical		296,781

Consumer, Non-cyclical (4.18%)
Anheuser-Busch InBev Finance, Inc., Sr. Unsec. Notes 0.429% 01/27/2017(a)	200,000	199,916
Anheuser-Busch InBev Worldwide, Inc., Sr. Unsec. Notes 1.500% 07/14/2014	165,000	165,480
Block Financial LLC, Sr. Unsec. Notes 5.125% 10/30/2014	165,000	168,940
Express Scripts Holding Co., Sr. Unsec. Notes 2.100% 02/12/2015	200,000	202,592
General Mills, Inc., Sr. Unsec. Notes 1.550% 05/16/2014	20,000	20,026
Kroger Co., Sr. Unsec. Notes 4.950% 01/15/2015	157,000	162,289

Total Consumer, Non-cyclical		919,243

    See Notes to Financial Statements.

Semi-Annual Report | March 31, 2014	5

Insignia Macro Fund	Consolidated Portfolio of Investments
March 31, 2014 (Unaudited)

	Principal Amount	Value (Note 2)

Energy (2.76%)
Canadian Natural Resources Ltd., Sr. Unsec. Notes 4.900% 12/01/2014	$160,000	$164,716
Energy Transfer Partners LP - REIT, Sr. Unsec. Notes 8.500% 04/15/2014	13,000	13,034
Enterprise Products Operating LLC, Sr. Unsec. Notes Series G, 5.600% 10/15/2014	60,000	61,618
Petroleos Mexicanos, Sr. Unsec. Notes 4.875% 03/15/2015	195,000	202,799
Valero Energy Corp., Sr. Unsec. Notes 4.500% 02/01/2015	160,000	165,210

Total Energy		607,377

Financial (21.10%)
Allstate Corp., Sr. Unsec. Notes 5.000% 08/15/2014	125,000	127,033
American Express Credit Corp., Sr. Unsec. Notes
0.746% 07/29/2016(a)	240,000	241,750
5.125% 08/25/2014	160,000	163,004
Bank of America Corp., Sr. Unsec. Notes
1.054% 03/22/2016(a)	225,000	226,672
4.500% 04/01/2015	30,000	31,133
7.375% 05/15/2014	91,000	91,736
Bank of New York Mellon Corp., Sr. Unsec. Notes 3.100% 01/15/2015	78,000	79,689
Bank of Nova Scotia, Sr. Unsec. Notes 1.850% 01/12/2015	165,000	167,030
BB&T Corp., Sr. Unsec. Notes 5.700% 04/30/2014	70,000	70,284
BBVA US Senior SA Uniper, Sr. Unsec. Notes 3.250% 05/16/2014	145,000	145,472
BlackRock, Inc., Sr. Unsec. Notes 3.500% 12/10/2014	160,000	163,475
Capital One Financial Corp., Sr. Unsec. Notes 2.125% 07/15/2014	210,000	210,982
Citigroup, Inc., Sr. Unsec. Notes
1.037% 04/01/2016(a)	160,000	161,174
6.375% 08/12/2014	145,000	148,060
CNA Financial Corp., Sr. Unsec. Notes 5.850% 12/15/2014	140,000	145,124
ERP Operating LP, Sr. Unsec. Notes 5.250% 09/15/2014	160,000	163,307
Export-Import Bank of Korea, Sr. Unsec. Notes 5.875% 01/14/2015	140,000	145,754

    See Notes to Financial Statements.

6	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments
March 31, 2014 (Unaudited)

	Principal Amount	Value (Note 2)

Financial (continued)
Ford Motor Credit Co. LLC, Sr. Unsec. Notes 3.875% 01/15/2015	$200,000	$204,821
General Electric Capital Corp., Sr. Unsec. Notes Series A, 3.750% 11/14/2014	160,000	163,372
Goldman Sachs Group, Inc., Sr. Unsec. Notes 5.000% 10/01/2014	185,000	189,171
Hospitality Properties Trust - REIT, Sr. Unsec. Notes 5.125% 02/15/2015	100,000	101,508
Jefferies Group LLC, Sr. Unsec. Notes 5.875% 06/08/2014	145,000	146,451
JPMorgan Chase & Co., Sr. Unsec. Notes 4.650% 06/01/2014	175,000	176,229
MetLife, Inc., Sr. Unsec. Notes 5.500% 06/15/2014	160,000	161,587
Morgan Stanley, Sr. Unsec. Notes 2.875% 07/28/2014	160,000	161,164
Morgan Stanley, Sub. Notes 4.750% 04/01/2014	70,000	70,000
NASDAQ OMX Group, Inc., Sr. Unsec. Notes 4.000% 01/15/2015	145,000	148,687
Nomura Holdings, Inc., Sr. Unsec. Notes 5.000% 03/04/2015	160,000	166,221
Prudential Financial, Inc., Sr. Unsec. Notes
3.875% 01/14/2015	20,000	20,520
Series MTN, 5.100% 09/20/2014	140,000	143,064
Royal Bank of Canada, Sr. Unsec. Notes Series GMTN, 0.695% 09/09/2016(a)	102,000	102,461
US Bancorp, Sr. Unsec. Notes 3.150% 03/04/2015	39,000	40,017
Wells Fargo & Co., Sr. Unsec. Notes Series GMTN, 3.750% 10/01/2014	160,000	162,751

Total Financial		4,639,703

Industrial (0.46%)
Norfolk Southern Corp., Sr. Unsec. Notes 5.257% 09/17/2014	100,000	102,175

Technology (0.66%)
Hewlett-Packard Co., Sr. Unsec. Notes 1.550% 05/30/2014	145,000	145,203

Utilities (3.36%)
Consolidated Natural Gas Co., Sr. Unsec. Notes Series A, 5.000% 12/01/2014	195,000	200,800

    See Notes to Financial Statements.

Semi-Annual Report | March 31, 2014	7

Insignia Macro Fund	Consolidated Portfolio of Investments
March 31, 2014 (Unaudited)

	Principal Amount	Value (Note 2)

Utilities (continued)
Duke Energy Corp., Sr. Unsec. Notes 3.950% 09/15/2014	$200,000	$203,216
Georgia Power Co., Sr. Unsec. Notes 0.553% 03/15/2016(a)	145,000	144,943
PacifiCorp, Sec. Notes 4.950% 08/15/2014	30,000	30,490
Public Service Electric & Gas Co., Sec. Notes Series G, 0.850% 08/15/2014	160,000	160,311

Total Utilities		739,760

TOTAL CORPORATE BONDS (Cost $8,362,067)		8,358,624

U.S. TREASURY NOTES & BONDS (11.29%)
U.S. Treasury Notes
0.250% 09/15/2014	825,000	825,741
0.250% 02/15/2015	1,655,000	1,656,810

TOTAL U.S. TREASURY NOTES & BONDS (Cost $2,482,553)		2,482,551

ASSET-BACKED SECURITIES (13.28%)
Automobile (10.78%)
Ally Auto Receivables Trust Series 2012-5, 0.620% 01/15/2016	150,000	150,271
AmeriCredit Automobile Receivables Trust Series 2013-5, 0.534% 07/08/2015(a)	150,000	150,203
BMW Vehicle Owner Trust Series 2013-A, 0.410% 03/25/2015	150,000	150,057
CarMax Auto Owner Trust
Series 2013-4, 0.520% 11/15/2016	150,000	150,151
Series 2013-1, 0.600% 10/16/2017	145,000	145,183
Fifth Third Auto Series 2013-1, 0.590% 03/15/2015	150,000	150,153
Ford Credit Auto Owner Trust
Series 2014-A, 0.480% 11/15/2016	150,000	150,057
Series 2013-B, 0.570% 06/15/2016	150,000	150,221
Hyundai Auto Receivables Trust
Series 2012-C, 0.530% 12/15/2015	150,000	150,176
Series 2013-C, 0.570% 06/15/2016	150,000	150,212
Mercedes-Benz Auto Receivables Trust
Series 2012-1, 0.470% 08/15/2015	150,000	150,090
Series 2013-1, 0.500% 02/15/2015	135,523	135,610

    See Notes to Financial Statements.

8	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments
March 31, 2014 (Unaudited)

	Principal Amount	Value (Note 2)

Automobile (continued)
Nissan Auto Receivables Owner Trust
Series 2012-B, 0.460% 08/15/2015	$150,000	$150,085
Series 2013-B, 0.520% 03/15/2015	143,974	144,076
Toyota Auto Receivables Owner Trust Series 2012-B, 0.460% 09/15/2015	150,000	150,092
World Omni Auto Receivables Trust Series 2012-A, 0.640% 10/15/2015	143,448	143,716

Total Automobile		2,370,353

Credit Card (1.82%)
American Express Credit Account Master Trust Series 2004-2, 0.325% 12/15/2016(a)	150,000	150,014
BA Credit Card Trust
Series 2006-A7, 0.195% 12/15/2016(a)	25,000	24,998
Series 2007-A6, 0.215% 09/15/2016(a)	25,000	25,000
Cabela’s Master Credit Card Trust Series 2014-1, 0.507% 03/16/2020(a)	85,000	85,065
World Financial Network Credit Card Master Trust Series 2011-A, 1.680% 08/15/2018	115,000	115,628

Total Credit Card		400,705

Other (0.68%)
GE Equipment Midticket LLC Series 2012-1, 0.600% 05/22/2015	150,000	150,107

TOTAL ASSET-BACKED SECURITIES (Cost $2,920,691)		2,921,165

MORTGAGE-BACKED SECURITIES (6.27%)
Commercial (6.27%)
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2004-5, 4.542% 11/10/2041	197,704	199,420
CD Commercial Mortgage Trust Series 2005-CD1, 5.216% 07/15/2044(a)	154,594	162,388
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C3, 4.686% 07/15/2037	160,000	165,161
JP Morgan Chase Commercial Mortgage Securities Trust Series 2005-LDP2, 4.738% 07/15/2042	160,000	165,464
LB-UBS Commercial Mortgage Trust
Series 2005-C1, 4.742% 02/15/2030	81,624	83,550
Series 2005-C7, 5.197% 11/15/2030(a)	160,000	167,269
Morgan Stanley Capital I Trust Series 2005-T19, 4.890% 06/12/2047	159,158	165,641

    See Notes to Financial Statements.

Semi-Annual Report | March 31, 2014	9

Insignia Macro Fund	Consolidated Portfolio of Investments
March 31, 2014 (Unaudited)

		Principal Amount	Value (Note 2)

Commercial (continued)
Wachovia Bank Commercial Mortgage Trust
Series 2005-C20, 5.118% 07/15/2042(a)		$158,010	$165,165
Series 2005-C20, 5.179% 07/15/2042(a)		100,000	105,169

Total Commercial			1,379,227

TOTAL MORTGAGE-BACKED SECURITIES (Cost $1,378,156)			1,379,227

	7-Day Yield	Shares	Value (Note 2)

SHORT-TERM INVESTMENTS (18.80%)
Money Market Funds (18.80%)
Morgan Stanley Liquidity Fund - Prime Portfolio, Institutional Class	0.05351%	3,072,633	3,072,633
Morgan Stanley Liquidity Fund - Tax-Exempt Portfolio, Institutional Class	0.01000%	1,062,816	1,062,816

Total Money Market Funds			4,135,449

TOTAL SHORT-TERM INVESTMENTS (Cost $4,135,449)			4,135,449

TOTAL INVESTMENTS (87.64%) (Cost $19,278,916)			$19,277,016

Other Assets In Excess Of Liabilities (12.36%)			2,719,156 (b)

NET ASSETS (100.00%)			$21,996,172

(a)	Floating or variable rate security. Interest rate disclosed is that which is in effect at March 31, 2014.
(b)	Includes cash which is being held as collateral for swap contracts.

Common Abbreviations:

GMTN - Global Medium Term Notes.

LLC - Limited Liability Company.

LP - Limited Partnership.

MTN - Medium Term Notes.

REIT - Real Estate Investment Trust.

SA - Generally designated corporations in various countries, mostly those employing civil law.

Sec. - Secured.

Sr. - Senior.

Sub. - Subordinated.

Unsec. - Unsecured.

    See Notes to Financial Statements.

10	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments
March 31, 2014 (Unaudited)

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

TOTAL RETURN SWAP CONTRACTS

Total return swap with Deutsche Bank AG, London Branch. The swap provides exposure to the total returns on a basket of independent managers, including commodity pools, that is calculated on a daily basis with reference to a customized index that is also proprietary to Deutsche Bank. The basket is comprised of a diversified collection global macroeconomic and managed futures trading strategies including discretionary and systematic trading programs. Under the terms of the swap, the adviser has the ability to periodically adjust the notional level of the swap, the notional allocation to each manager, and the mix of trading programs. The swap was effective on March 5, 2014 and has a term of five years there from unless earlier terminated. In addition, the swap provides for a 0.50% fee to Deutsche Bank. (Notional Value $22,050,000)

Unrealized Depreciation

Total Net Unrealized Depreciation on Swap Contract	$(120,604)

    See Notes to Financial Statements.

Semi-Annual Report | March 31, 2014	11

Insignia Macro Fund	Consolidated Statement of Assets and Liabilities
March 31, 2014 (Unaudited)

ASSETS:
Investments, at value (cost $19,278,916)	$19,277,016
Deposit with broker for swap contracts	4,410,000
Receivable for shares sold	102,266
Receivable due from adviser	6,527
Interest and dividends receivable	71,984
Prepaid offering costs	14,297
Prepaid expenses and other assets	3,511

Total Assets	23,885,601

LIABILITIES:
Unrealized depreciation on swap contracts	120,604
Payable for investments purchased	1,735,404
Payable to trustees	1,050
Payable to chief compliance officer	2,015
Accrued expenses and other liabilities	30,356

Total Liabilities	1,889,429

NET ASSETS	$21,996,172

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$22,140,582
Accumulated net investment loss	(21,882)
Accumulated net realized loss on investments and swap contracts	(24)
Net unrealized depreciation on investments and swap contracts	(122,504)

NET ASSETS	$21,996,172

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$9.94 (a)
Net Assets	$99
Shares of beneficial interest outstanding	10
Maximum offering price per share (NAV/0.945, based on maximum sales charge of 5.50% of the offering price)	$10.52
Class I:
Net Asset Value, offering and redemption price per share	$9.94
Net Assets	$21,996,073
Shares of beneficial interest outstanding	2,213,799

(a)	Net asset value per share does not recalculate due to fractional shares not presented and rounding.

    See Notes to Financial Statements.

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Insignia Macro Fund	Consolidated Statement of Operations
For the Period Ended March 31, 2014 (a) (Unaudited)

INVESTMENT INCOME:
Interest	$2,643
Dividends	61

Total Investment Income	2,704

EXPENSES:
Investment advisory fee (Note 8)	20,488
Administration fee	31,569
Custodian fee	3,083
Legal fees	206
Audit fees	5,940
Transfer agent fee	9,754
Trustees fees and expenses	1,050
Registration fees	1,204
Chief compliance officer fee	6,181
Offering costs	20,647
Other expenses	4,295

Total Expenses	104,417

Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(1)
Class I	(79,830)

Net Expenses	24,586

NET INVESTMENT LOSS	(21,882)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on:
Investments	(24)

Net realized loss	(24)

Change in unrealized depreciation on:
Investments	(1,900)
Swap contracts	(120,604)

Net change	(122,504)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND SWAP CONTRACTS	(122,528)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(144,410)

(a)	Commenced operations on January 2, 2014.

    See Notes to Financial Statements.

Semi-Annual Report | March 31, 2014	13

Insignia Macro Fund	Consolidated Statement of Changes in Net Assets

For the Period Ended March 31, 2014(a) (Unaudited)

OPERATIONS
Net investment loss	$(21,882)
Net realized loss on investments	(24)
Net change in unrealized depreciation on investments and swap contracts	(122,504)

Net decrease in net assets resulting from operations	(144,410)

BENEFICIAL SHARE TRANSACTIONS (Note 7)
Class A
Shares sold	100

Net increase from beneficial share transactions	100

Class I
Shares sold	22,248,007
Shares redeemed	(108,611)
Redemption fees	1,086

Net increase from beneficial share transactions	22,140,482

Net increase in net assets	21,996,172

NET ASSETS
Beginning of period	0

End of period (including accumulated net investment loss of $(21,882))	$21,996,172

(a)	Commenced operations on January 2, 2014.

    See Notes to Financial Statements.

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Insignia Macro Fund - Class A	Consolidated Financial Highlights
For a share outstanding through the period presented.

For the Period Ended March 31, 2014(a) (Unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.04)
Net realized and unrealized loss on investments and swap contracts	(0.02)

Total from Investment Operations	(0.06)

NET DECREASE IN NET ASSET VALUE	(0.06)

NET ASSET VALUE, END OF PERIOD	$9.94

TOTAL RETURN(c)	(0.60)%

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$0 (d)

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	6.62%(e)
Operating expenses including reimbursement/waiver	1.75%(e)
Net investment loss including reimbursement/waiver	(1.70)%(e)

PORTFOLIO TURNOVER RATE	0%(f)(g)

(a)	Commenced operations on January 2, 2014.
(b)	Per share amounts are based upon average shares outstanding.
(c)

Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been reimbursed / waived during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(d)	Less than $500.
(e)	Annualized.
(f)	Not annualized.
(g)	Less than 0.5%.

    See Notes to Financial Statements.

Semi-Annual Report | March 31, 2014	15

Insignia Macro Fund - Class I	Consolidated Financial Highlights
For a share outstanding through the period presented.

For the Period Ended March 31, 2014(a) (Unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.03)
Net realized and unrealized loss on investments and swap contracts	(0.03)

Total from Investment Operations	(0.06)

REDEMPTION FEES (Note 7)	0.00 (c)

NET DECREASE IN NET ASSET VALUE	(0.06)

NET ASSET VALUE, END OF PERIOD	$9.94

TOTAL RETURN(d)	(0.60)%

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$21,996

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	6.37%(e)
Operating expenses including reimbursement/waiver	1.50%(e)
Net investment loss including reimbursement/waiver	(1.34)%(e)

PORTFOLIO TURNOVER RATE	0%(f)(g)

(a)	Commenced operations on January 2, 2014.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)

Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been reimbursed / waived during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(e)	Annualized.
(f)	Not annualized.
(g)	Less than 0.5%.

    See Notes to Financial Statements.

16	www.insigniafunds.com

Insignia Macro Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

1. ORGANIZATION

The ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of March 31, 2014, the Trust had seven registered funds. This annual report describes the Insignia Macro Fund (the “Fund”). The Fund seeks long-term risk-adjusted total return. The Fund currently offers Class A shares and Class I Shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Trust has an unlimited number of shares with no par value per share. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

As a newly organized entity, the Fund has little operating history. The Fund does not have any operations before January 2, 2014 other than those relating to the sale and issuance of each of the Fund’s Investor and Institutional share classes to ALPS Fund Services, Inc. (“ALPS” or the “Administrator”), the Fund’s Administrator and Transfer Agent. ALPS is an affiliate of ALPS Distributors, Inc. (the “Distributor”), the Fund’s principal underwriter.

Basis of Consolidation

Insignia Global Macro Offshore Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on September 27, 2013 and is a wholly owned subsidiary of the Insignia Macro Fund (the Fund”). The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity-related investments on behalf of the Fund. The Fund is the sole shareholder of the Subsidiary, and it is intended that the Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, the statements of investments of the Subsidiary are included in the consolidated statements of investments and financial highlights of the Fund. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of March 31, 2014, net assets of the Fund were $21,996,172, of which $4,268,000, or 19.48%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Semi-Annual Report | March 31, 2014	17

Insignia Macro Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or dealers that make markets in such securities.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker dealers that make a market in the security.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

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Insignia Macro Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2014:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Corporate Bonds	$–	$8,358,624	$–	$8,358,624
U.S. Treasury Notes & Bonds	–	2,482,551	–	2,482,551
Asset-Backed Securities	–	2,921,165	–	2,921,165
Mortgage-Backed Securities	–	1,379,227	–	1,379,227
Short-Term Investments	4,135,449	–	–	4,135,449

TOTAL	$4,135,449	$15,141,567	$–	$19,277,016

	Valuation Inputs

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Liabilities:
Total Return Swap	$–	$(120,604)	$–	$(120,604)

TOTAL	$–	$(120,604)	$–	$(120,604)

The Fund recognizes transfers between levels as of the end of the fiscal year. For the period ended March 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Offering Costs: The Fund incurred offering costs during the period ended March 31, 2014. These offering costs, including fees for printing initial prospectuses, legal, and registration fees, are being amortized over the first twelve months from the inception date of the Fund. Amounts amortized through March 31, 2014 are shown on the Fund’s Statement of Operations and amounts that remain to be amortized are shown on the Fund’s Statement of Assets and Liabilities.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the period ended March 31, 2014, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most

Semi-Annual Report | March 31, 2014	19

Insignia Macro Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

3. DERIVATIVE INSTRUMENTS

The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, total return swaps and structured notes. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract.

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Insignia Macro Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Semi-Annual Report | March 31, 2014	21

Insignia Macro Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

Swap Contracts: The Fund may enter into swap transactions to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swap agreements held at March 31, 2014 are disclosed in the Portfolio of Investments.

The number of swap contracts held at March 31, 2014 is representative of swap contract activity for the period ended March 31, 2014.

Derivative Instruments: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2014:

Risk Exposure	Statement of Assets and Liabilities Location	Liability Derivatives Gross Unrealized Depreciation

Commodity Contracts (total return swap contracts)	Unrealized depreciation on swap contracts	$ (120,604)

Total		$ (120,604)

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Insignia Macro Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

The effect of derivative instruments on the Statement of Operations for the period ended March 31, 2014:

Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Depreciation on Derivatives Recognized in Income

Commodity Contracts (total return swap contracts)	Change in unrealized depreciation on swap contracts	$ –	$ (120,604)

Total		$ –	$ (120,604)

4. OFFSETTING AGREEMENTS

Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. The Fund may manage counterparty risk by entering into enforceable collateral arrangements with counterparties to securities lending agreements. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table presents derivative financial instruments and securities lending arrangements that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of March 31, 2014.

				Gross Amounts Not Offset in the Statement of Assets and Liabilities

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount Presented in the Statement of Assets And Liabilities	Financial Instruments (a)	Cash Collateral Pledged(a)	Net Amounts Payable

Liabilities
Total Return Swap Contracts	$120,604	$–	$120,604	$–	$(120,604)	$–

Total	$120,604	$–	$120,604	$–	$(120,604)	$–

(a)	These amounts are limited to the derivative liability balance and, accordingly, do not include excess collateral pledged.

Semi-Annual Report | March 31, 2014	23

Insignia Macro Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

5. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. There were no distributions paid by the Fund for the period ended March 31, 2014.

Unrealized Appreciation and Depreciation on Investments: As of March 31, 2014, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized depreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$2,819
Gross unrealized depreciation (excess of tax cost over value)	(4,719)

Net unrealized depreciation	$(1,900)

Cost of investments for income tax purposes	$19,278,916

6. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the period ended March 31, 2014 were as follows:

Purchases of Securities	Proceeds From Sales of Securities

$ 12,693,883	$ 22,056

Purchases and sales of U.S. Government Obligations during the period ended March 31, 2014 were as follows:

Purchases of Securities	Proceeds From Sales of Securities

$ 2,482,560	$ 0

7. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 1.00% short-term redemption fee deducted from the redemption amount. For the year ended March 31, 2014, the redemption fees charged by the Fund are presented in the Statements of Changes in Net Assets.

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Insignia Macro Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

Transactions in common shares were as follows:

For the Period Ended March 31, 2014(a) (Unaudited)

Class A:
Shares sold	10

Net increase from share transactions	10

Class I:
Shares sold	2,224,728
Shares redeemed	(10,929)

Net increase from share transactions	2,213,799

(a)	Commenced operations on January 2, 2014.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of any class of the Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of March 31, 2014, the following entities owned beneficially 25% or greater of the Fund’s outstanding shares. The shares are held under omnibus accounts, whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately.

Class		Percentage

Class A	Charles Schwab & Co., Inc.	99.67%
Class I	SEI Private Trust Company	91.84%

8. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Meritage Capital, LLC (“Meritage Capital” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser has delegated a portion of the daily management of the Fund to Sage Advisory Services, Ltd. Co. (the “Sub-Adviser”). The Adviser and the Sub-Adviser manage the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Funds pays the Adviser an annual management fee of 1.25% based the average daily net assets of the Fund during the month. The management fee is paid on a monthly basis. Pursuant to an Investment Sub-Advisory Agreement, the Adviser pays the Sub-Adviser an annual sub-advisory management fee of 0.10% for the first $25 million, 0.18% basis points for the subsequent $25 million and 0.10% basis points once assets have reached over $50 million. The management fee is based on the Fund’s average daily net assets during the month. The management fee is paid on a monthly basis with a minimum annual fee of $25,000. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term for both the Advisory and Sub-Advisory Agreement is two years. The Board may extend the

Semi-Annual Report | March 31, 2014	25

Insignia Macro Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

Advisory Agreement and/or the Sub-Advisory Agreement for additional one-year terms. The Board, shareholders of the Funds or the adviser may terminate the Advisory Agreement or the Sub-Advisory Agreement upon 60 days’ notice.

The Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b-1) fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.50%. This agreement is in effect through January 31, 2015. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Funds will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue this waiver without the approval by the Trust’s Board of Trustees.

For the period ended March 31, 2014, the fee waivers and/or reimbursements were as follows:

Fees Waived/Reimbursed by Adviser

Class A	$(1)
Class I	(79,830)

TOTAL	$(79,831)

As of March 31, 2014, the balances of recoupable expenses were as follows:

Expires 2017

Class A	$(1)
Class I	(79,830)

Administrator: ALPS serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to fund accounting and fund administration and generally assist in the Fund’s operations.

The Fund’s administration fee is accrued on a daily basis, and paid on a monthly basis following the end of the month, based on the greater of (a) an annual total fee of $115,000 in year 1 of operations and $130,000 in year 2; or (b) the following basis point fee schedule:

Average Total Net Assets	Contractual Fee

Between $0-$250M	0.10%

$250M-$500M	0.07%

Above $500M	0.03%

The Administrator is reimbursed by the Fund for certain out-of-pocket expenses.

26	www.insigniafunds.com

Insignia Macro Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual base fee of $25,000 for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual base fee of $25,000 for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Distributor: Shares of the Fund are offered on a continuous basis through the Distributor, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, as pursuant to a Distribution Agreement with the Trust on behalf of the Fund. The Distributor is not obligated to sell any specific amount of Fund shares.

The Fund has adopted a separate plan of distribution for Class A shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan allows the Fund to use Class A assets to pay fees in connection with the distribution and marketing of Class A shares and/or the provision of shareholder services to Class A shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A shares of the Fund as their funding medium and for related expenses. The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Class A shares. Because these fees are paid out of the Fund’s Class A assets on an ongoing basis, over time they will increase the cost of an investment in Class A shares, and Plan fees may cost an investor more than other types of sales charges. Plan fees are shown as distribution and service fees on the Statement of Operations.

9. TRUSTEES

As of March 31, 2014, there were four Trustees, three of whom are not “interested persons” (within the meaning of the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust receive a quarterly retainer of $2,000, plus $1,000 for each regular Board or Committee meeting attended, $1,000 for each special telephonic Board or Committee meeting attended and $1,000 for each special in-person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

Semi-Annual Report | March 31, 2014	27

Insignia Macro Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

28	www.insigniafunds.com

Insignia Macro Fund	Additional Information
March 31, 2014 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-855-674-4642 (ii) on the Fund’s website at www.insigniafunds.com, or (iii) on the Securities and Exchange Commission’s the (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2014 will be available (i) without charge, upon request, by calling the Fund (toll-free) at 1-855-674-4642 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AND SUB-ADVISORY AGREEMENTS

On November 22, 2013, the Trustees met in person to discuss, among other things, the approval of the Investment Advisory Agreement between the Trust and Meritage Capital (the “Advisory Agreement”) and the Sub-Advisory Agreement among the Trust, Meritage Capital and Sage Advisory Services, Ltd. Co. (the “Sub-Advisory Agreement,” together with the Advisory Agreement, the “Agreements”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Agreements and related matters.

In approving the Agreements, the Trustees, including the Independent Trustees, considered the following factors with respect to the Fund:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid: (i) by the Trust, on behalf of the Fund, to Meritage Capital of 1.25% of the Fund’s daily average net assets, and (ii) the contractual annual sub-advisory fee to be paid by Meritage Capital to Sage Advisory Services, Ltd. Co. (“Sage Advisory”) of 0.10% on the first $25 million, 0.18% on the next $25 million and 0.10% over $50 million, with an annual minimum of $25,000, in light of the extent and quality of the advisory services to be provided by each of Meritage Capital and Sage Advisory to the Fund.

The Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses with those of funds in the expense group and universe of funds provided by an independent provider of investment company data. The Trustees noted that the Fund’s Class A and Class I contractual annual advisory fee of 1.25% is below the expense group high and median of 1.80% and 1.50%, respectively, and the same as the expense group low. The Trustees further noted the following: (i) the Fund’s Class A total expense ratio of 2.25% is below the expense group average and median of 3.04% and 2.62%, respectively; and (ii) the Fund’s Class I

Semi-Annual Report | March 31, 2014	29

Insignia Macro Fund	Additional Information
March 31, 2014 (Unaudited)

total expense ratio of 2.00% is below the expense group average and median of 2.79% and 2.37%, respectively. The Trustees noted that Meritage Capital currently manages a registered commodity pool with a similar investment objective to that of the Fund at a higher management fee than the Fund. The Trustees also noted that one of Meritage Capital’s stated reasons for the lower fees for the Fund is that, unlike the private commodity pool, the Fund accesses its managed futures exposure through a total return swap and incurs the fees embedded in the swap transaction.

Nature, Extent and Quality of the Services under the Advisory Agreement and the Sub-Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement with Meritage Capital and under the Sub-Advisory Agreement with Sage Advisory. The Trustees reviewed certain background materials supplied by Meritage Capital and Sage Advisory in their presentations, including their Forms ADV.

The Trustees reviewed and considered Meritage Capital’s and Sage Advisory’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by Meritage Capital and Sage Advisory. The Trustees also reviewed the research and decision-making processes utilized by Meritage Capital and Sage Advisory, including the methods adopted to seek to achieve compliance with the investment objective, policies and restrictions of the Fund.

The Trustees considered the background and experience of Meritage Capital’s and Sage Advisory’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Meritage Capital’s and Sage Advisory’s Codes of Ethics.

Performance: The Trustees noted that since the Fund had not yet begun operations, there is no fund performance to be reviewed or analyzed at this time.

The Advisers’ Profitability: The Trustees received and considered projected profitability analyses prepared by Meritage Capital and Sage Advisory based on the fees payable under the Advisory Agreement and the Sub-Advisory Agreement, respectively. The Trustees considered the profits, if any, anticipated to be realized by Meritage Capital and Sage Advisory in connection with the operation of the Fund. The Board then reviewed and discussed Meritage Capital’s and Sage Advisory’s financial statements in order to analyze the financial condition and stability and profitability of the advisers.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Fund will be passed along to the shareholders under the proposed advisory agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Meritage Capital and Sage Advisory from their relationship

30	www.insigniafunds.com

Insignia Macro Fund	Additional Information
March 31, 2014 (Unaudited)

with the Fund, noting that neither Meritage Capital nor Sage Advisory engages in soft dollar arrangements.

In selecting Meritage Capital as the Fund’s adviser and the fees charged under the Advisory Agreement and Sage Advisory as the Fund’s sub-adviser and the fees charged under the Sub-Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Advisory Agreement and the Sub-Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

—

the contractual annual advisory fee of 1.25% to be paid to Meritage Capital under the Advisory Agreement and the contractual annual advisory fees of 0.10% on the first $25 million, 0.18% on the next $25 million and 0.10% over $50 million, with an annual minimum of $25,000, to be paid by Meritage Capital to Sage Advisory under the Sub-Advisory Agreement and the total expense ratio of 2.25% and 2.00% for the Class A and Class I shares, respectively, of the Fund, taking into account the contractual fee waiver in place, were fair to the Fund’s shareholders;

—	the nature, extent and quality of services to be rendered by Meritage Capital under the Advisory Agreement and by Sage Advisory under the Sub-Advisory Agreement were adequate;

—	there was no performance history for the Fund for the Board to consider;

—	the terms of the proposed fee waiver and expense limitation agreement between the Trust, on behalf of the Fund, and Meritage Capital, were not unreasonable;

—	the profit, if any, anticipated to be realized by Meritage Capital and Sage Advisory in connection with the operation of the Fund was not unreasonable to the Fund; and

—	there were no material economies of scale or other incidental benefits accruing to Meritage Capital or Sage Advisory in connection with their relationship with the Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Meritage Capital’s and Sage Advisory’s compensation for investment advisory and sub-advisory services, respectively, is consistent with the best interests of the Fund and its shareholders.

Semi-Annual Report | March 31, 2014	31

SEMI-ANNUAL REPORT

MARCH 31, 2014

Class A | IGMFX

Class I | IGMLX

Must be accompanied or preceded by a Prospectus. Distributor: ALPS Distributors, Inc. for the Insignia Macro Fund.

INSIGNIA MACRO FUND

Crystal Strategy FAMILY OF FUNDS

Semi-Annual Report

3.31.14

Brinker Capital

Crystal Strategy Family of Funds	Shareholder Letter
March 31, 2014 (Unaudited)

Dear Investors,

As our first official letter to shareholders, we would like to thank you for the trust that you have placed in us as stewards of your capital. After more than 27 years of constructing portfolios and servicing financial advisors as well as their clients, we view the launch of the Crystal Strategy Family of Funds as the next evolutionary step towards bringing innovative and attractive solutions to our clients. At the cornerstone of Crystal’s investment philosophy is the concept of prudent risk management and steady capital appreciation. We believe that over long periods of time, our focus on striking the right balance between downside mitigation and capital appreciation will help investors’ create better portfolios and reach their personal investment objectives more effectively. More so, from a more opportunistic vantage point, we view the current investing climate as one with rich valuations across most major asset classes. Such a market environment suggests that now is the time to focus on non-traditional strategies such as the Crystal Strategy Family of Funds.

Over the past 30 years, investors have experienced a golden era of portfolio construction. Served by falling yields and rising equities, diverse portfolios built through strategies allocating across global equities and bonds have served investors well. With stocks serving as a source of growth capital and fixed income providing protection during equity market drawdowns, a 50/50 balanced portfolio has become recognized industry standard for the conventional portfolio. Yet, as a result of the ‘Great Recession’ and unprecedented monetary policy from the Federal Reserve and other central banks around the world, we now look forward to an environment of potentially negative real returns on bonds and higher volatility in equities. The heuristic view that bonds may provide downside protection has subsequently been replaced with an asymmetric return profile whereby investors have extremely limited upside potential coupled with large downside risks. Meanwhile, equities, which would have typically compensated investors with greater returns in a low interest rate environment, are now to a point in which above-trend economic and corporate earnings growth are required to justify current multiples. Faced by a future without Federal Reserve Tapering and potentially even higher short term interest rates by next year, our belief is that volatility is more likely to meaningfully increase when compared to the recent calm.

We feel strongly that today’s market and economic risks warrant a more meaningful allocation to non-traditional strategies aimed at focusing on risk management and opportunistic investing. Our six asset class approach helps us diversify the portfolio(s) outside of traditional bonds and equities. Strengthened by our long/short approach and focused strategy selection, we see Crystal’s approach to investment management as important as ever. As we head in to the rest of 2014, we believe that our lower-beta positioning, diverse asset class exposure, and focus on undervalued and catalyst driven strategies will serve our investors favorably.

Sincerely,

The Crystal Strategy Funds Portfolio Management Team

Semi-Annual Report | March 31, 2014	1

Crystal Strategy Family of Funds	Shareholder Letter
March 31, 2014 (Unaudited)

Portfolio Objectives:

•	The Absolute Income Fund seeks to provide current income and downside protection to conventional equity markets with absolute (positive) returns over full market cycles as a secondary objective.

•	The Absolute Return Fund seeks to provide positive (absolute) returns over full market cycles.

•	The Leveraged Alternative Fund seeks to provide long-term positive absolute return with reduced correlation to conventional equity markets as a secondary objective.

The Crystal Strategy Funds are subject to investment risks, including possible loss of the principal amount invested and therefore are not suitable for all investors. The Funds may not achieve their objectives. Diversification does not ensure a profit or guarantee against loss.

Beta. A measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Borrowing Risk. Borrowing creates leverage. It also adds to Fund expenses and at times could cause the Fund to sell securities when it otherwise might not want to.

Foreign Investment Risk. The Fund faces the risks inherent in foreign investing. Adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the United States. Additionally, foreign securities markets generally are smaller and less liquid than U.S. markets. To the extent that the Fund invests in non-U.S. dollar denominated foreign securities, changes in currency exchange rates may affect the U.S. dollar value of foreign securities or the income or gain received on these securities.

High Yield Risk. High-yield, lower-rated, securities involve greater risk than higher-rated securities; portfolios that invest in them may be subject to greater levels of credit and liquidity risk than portfolios that do not.

Leverage Risk. Leverage risk is the risk that the use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Short Sale Risk. If the Fund sells a security short and subsequently has to buy the security back at a higher price, the Fund will lose money on the transaction. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security. The amount the Fund could lose on a short sale is theoretically unlimited (as compared to a long position, where the maximum loss is the amount invested). The use of short sales, which has the effect of leveraging the Fund, could increase the exposure of the Fund to the market, increase losses and increase the volatility of returns.

The Crystal Strategy Family of Funds is new and has limited operating history.

Not FDIC Insured – No Bank Guarantee – May Lose Value

2	www.crystalstrategyfunds.com

Crystal Strategy Absolute Income Fund	Portfolio Update
March 31, 2014 (Unaudited)

Performance (for the period ended March 31, 2014)

	One Month	Since Inception*
Crystal Strategy Absolute Income Fund - A NAV	-0.20%	0.70%
Crystal Strategy Absolute Income Fund - A MOP	-5.71%	-4.82%
Crystal Strategy Absolute Income Fund - I	-0.10%	0.80%
Crystal Strategy Absolute Income Fund - R	-0.10%	0.70%
HFRX Global Hedge Fund Index(a)	-0.23%	1.28%
US CPI Urban Consumers NSA(b)	0.64%	1.39%

*	Fund’s inception date is December 30, 2013.
(a)

HFRX Global Hedge Fund Index (USD): Brinker uses the HFRX Global Hedge Fund Index as a performance reference point because it is designed to be representative of the overall composition of the hedge fund universe. Such index will have a different level of volatility than the actual investment portfolio.

(b)

US CPI (Consumer Price Index) Urban Consumers NSA: Published by the Bureau of Labor Statistics in the Department of Labor, the CPI is a widely used cost-of-living benchmark that measures the price of a fixed basket of goods purchased by a typical consumer.

Returns of less than 1 year are cumulative.

Indexes are not actively managed and do not reflect deduction for fees, expenses, or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 12 months after a purchase in excess of $1 million.

The Fund is new and has a limited operating history.

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (855) 572-1722 or by visiting www.crystalstrategyfunds.com.

Semi-Annual Report | March 31, 2014	3

Crystal Strategy Absolute Income Fund	Portfolio Update
March 31, 2014 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended March 31, 2014)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Long Holdings (as a % of Net Assets)*

DoubleLine Total Return Bond Fund - Institutional Class	15.92%
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	10.22%
Forward Select Income Fund - Institutional Class	10.09%
ProShares® Short Russell2000®	6.66%
DoubleLine Income Solutions Fund	5.67%
SPDR® S&P® International Dividend ETF	5.16%
JPMorgan Alerian MLP Index ETN	4.92%
ProShares® Short Real Estate	4.53%
Goldman Sachs Strategic Income Fund - Institutional Class	4.12%
PowerShares® Global Listed Private Equity Portfolio	3.13%

Top Ten Holdings	70.42%

*	Holdings are subject to change, excludes cash and cash equivalents.

Sector Allocation (as a % of Net Assets)

Funds	75.90%
Financials	16.38%
Energy	2.37%
Basic Materials	0.83%
Communications	0.50%
Cash, Cash Equivalents, & Other Assets	4.02%

100.00%

4	www.crystalstrategyfunds.com

Crystal Strategy Absolute Return Fund	Portfolio Update
March 31, 2014 (Unaudited)

Performance (for the period ended March 31, 2014)

	One Month	Since Inception*
Crystal Strategy Absolute Return Fund - A NAV	-0.90%	-1.20%
Crystal Strategy Absolute Return Fund - A MOP	-6.35%	-6.62%
Crystal Strategy Absolute Return Fund - I	-0.80%	-1.10%
Crystal Strategy Absolute Return Fund - R	-0.80%	-1.20%
HFRX Global Hedge Fund Index(a)	-0.23%	1.28%
US CPI Urban Consumers NSA(b)	0.64%	1.39%

*	Fund’s inception date is December 30, 2013.
(a)

HFRX Global Hedge Fund Index (USD): Brinker uses the HFRX Global Hedge Fund Index as a performance reference point because it is designed to be representative of the overall composition of the hedge fund universe. Such index will have a different level of volatility than the actual investment portfolio.

(b)

US CPI (Consumer Price Index) Urban Consumers NSA: Published by the Bureau of Labor Statistics in the Department of Labor, the CPI is a widely used cost-of-living benchmark that measures the price of a fixed basket of goods purchased by a typical consumer.

Returns of less than 1 year are cumulative.

Indexes are not actively managed and do not reflect deduction for fees, expenses, or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 12 months after a purchase in excess of $1 million.

The Fund is new and has a limited operating history.

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (855) 572-1722 or by visiting www.crystalstrategyfunds.com.

Semi-Annual Report | March 31, 2014	5

Crystal Strategy Absolute Return Fund	Portfolio Update
March 31, 2014 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended March 31, 2014)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Long Holdings (as a % of Net Assets)*

ProShares® Short Russell2000®	13.03%
ProShares® Short MSCI Emerging Markets	4.93%
DoubleLine Total Return Bond Fund - Institutional Class	3.52%
Bogle Investment Management Small Cap Growth Fund - Institutional Class	3.36%
Guggenheim Raymond James SB-1 Equity ETF	2.64%
Guggenheim Spin-Off ETF	2.62%
Guggenheim Insider Sentiment ETF	2.48%
Odyssey Marine Exploration, Inc.	2.48%
WisdomTree® Japan Hedged Equity Fund	2.46%
Market Vectors® Semiconductor	2.36%

Top Ten Holdings	39.88%

*	Holdings are subject to change, excludes cash and cash equivalents.

Sector Allocation (as a % of Net Assets)

Funds	68.63%
Financials	8.04%
Technology	2.99%
Consumer Non-cyclical	2.48%
Industrials	2.29%
Basic Materials	1.05%
Consumer Cyclical	0.52%
Communications	0.50%
Cash, Cash Equivalents, & Other Assets	13.50%

100.00%

6	www.crystalstrategyfunds.com

Crystal Strategy Leveraged Alternative Fund	Portfolio Update
March 31, 2014 (Unaudited)

Performance (for the period ended March 31, 2014)

	One Month	Since Inception*
Crystal Strategy Leveraged Alternative Fund - A NAV	-1.11%	-1.60%
Crystal Strategy Leveraged Alternative Fund - A MOP	-6.55%	-6.99%
Crystal Strategy Leveraged Alternative Fund - I	-1.20%	-1.60%
Crystal Strategy Leveraged Alternative Fund - R	-1.11%	-1.60%
HFRX Global Hedge Fund Index(a)	-0.23%	1.28%
US CPI Urban Consumers NSA(b)	0.64%	1.39%

*	Fund’s inception date is December 30, 2013.
(a)

HFRX Global Hedge Fund Index (USD): Brinker uses the HFRX Global Hedge Fund Index as a performance reference point because it is designed to be representative of the overall composition of the hedge fund universe. Such index will have a different level of volatility than the actual investment portfolio.

(b)

US CPI (Consumer Price Index) Urban Consumers NSA: Published by the Bureau of Labor Statistics in the Department of Labor, the CPI is a widely used cost-of-living benchmark that measures the price of a fixed basket of goods purchased by a typical consumer.

Returns of less than 1 year are cumulative.

Indexes are not actively managed and do not reflect deduction for fees, expenses, or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 12 months after a purchase in excess of $1 million.

The Fund is new and has a limited operating history.

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (855) 572-1722 or by visiting www.crystalstrategyfunds.com.

Semi-Annual Report | March 31, 2014	7

Crystal Strategy Leveraged Alternative Fund	Portfolio Update
March 31, 2014 (Unaudited)

Performance of $10,000 Initial Investment (for the period ended March 31, 2014)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Top Ten Long Holdings (as a % of Net Assets)*

ProShares® Short Russell2000®	15.47%
ProShares® Short MSCI Emerging Markets	4.88%
DoubleLine Total Return Bond Fund - Institutional Class	3.84%
Cemex SAB de CV - Sponsored ADR	3.59%
Bogle Investment Management Small Cap Growth Fund - Institutional Class	3.26%
Guggenheim Spin-Off ETF	2.87%
Odyssey Marine Exploration, Inc.	2.80%
WisdomTree® Japan Hedged Equity Fund	2.66%
Guggenheim Raymond James SB-1 Equity ETF	2.56%
iShares® Russell 1000® Growth ETF	2.52%

Top Ten Holdings	44.45%

*	Holdings are subject to change, excludes cash and cash equivalents.

Sector Allocation (as a % of Net Assets)

Funds	74.52%
Financials	11.78%
Technology	3.69%
Industrials	3.59%
Consumer Non-cyclical	2.80%
Basic Materials	1.45%
Communications	0.74%
Consumer Cyclical	0.73%
Cash, Cash Equivalents, & Other Assets	0.70%

100.00%

8	www.crystalstrategyfunds.com

Crystal Strategy Family of Funds	Disclosure of Fund Expenses
March 31, 2014 (Unaudited)

Examples. As a shareholder of the Crystal Strategy Absolute Income Fund, the Crystal Strategy Absolute Return Fund, or the Crystal Strategy Leveraged Alternative Fund (the “Funds”), you will incur two types of costs: (1) transaction costs, including sales charges on purchase payments and applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on October 1, 2013 and held until March 31, 2014.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under each class in the table under the heading “Expenses Paid During Period October 1, 2013 – March 31, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line under each class in the tables below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Semi-Annual Report | March 31, 2014	9

Crystal Strategy Family of Funds	Disclosure of Fund Expenses
March 31, 2014 (Unaudited)

	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expense Ratio(a)	Expenses Paid During Period October 1, 2013 - March 31, 2014(b)
Crystal Strategy Absolute Income Fund
Class A
Actual(c)	$1,000.00	$1,007.00	1.35%	$3.38
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	1.35%	$6.79
Class I
Actual(c)	$1,000.00	$1,008.00	1.10%	$2.75
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	1.10%	$5.54
Class R
Actual(c)	$1,000.00	$1,007.00	1.60%	$4.00
Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	1.60%	$8.05

	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expense Ratio(a)	Expenses Paid During Period October 1, 2013 - March 31, 2014(b)
Crystal Strategy Absolute Return Fund
Class A
Actual(c)	$1,000.00	$988.00	1.40%	$3.47
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	1.40%	$7.04
Class I
Actual(c)	$1,000.00	$989.00	1.15%	$2.85
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	1.15%	$5.79
Class R
Actual(c)	$1,000.00	$988.00	1.65%	$4.09
Hypothetical (5% return before expenses)	$1,000.00	$1,016.70	1.65%	$8.30

10	www.crystalstrategyfunds.com

Crystal Strategy Family of Funds	Disclosure of Fund Expenses
March 31, 2014 (Unaudited)

	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expense Ratio(a)	Expenses Paid During Period October 1, 2013 - March 31, 2014(b)
Crystal Strategy Leveraged Alternative Fund
Class A
Actual(c)	$1,000.00	$984.00	1.50%	$3.71
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	1.50%	$7.54
Class I
Actual(c)	$1,000.00	$984.00	1.25%	$3.09
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	1.25%	$6.29
Class R
Actual(c)	$1,000.00	$984.00	1.75%	$4.33
Hypothetical (5% return before expenses)	$1,000.00	$1,016.21	1.75%	$8.80

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half-year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

(c)	The actual expenses paid during the period is based on the commencement of operations on December 31, 2013.

Semi-Annual Report | March 31, 2014	11

Crystal Strategy Absolute Income Fund	Portfolio of Investments
March 31, 2014 (Unaudited)

	Shares	Value (Note 2)

CLOSED-END MUTUAL FUNDS (5.67%)
DoubleLine Income Solutions Fund	1,164	$24,700

TOTAL CLOSED-END MUTUAL FUNDS (Cost $24,419)		24,700

COMMON STOCKS (16.53%)
Basic Materials (0.83%)
Yamana Gold, Inc.	410	3,600

Communications (0.50%)
CBS Outdoor Americas, Inc.(a)	75	2,194

Energy (2.37%)
BP PLC - Sponsored ADR	70	3,367
ConocoPhillips	50	3,517
Royal Dutch Shell PLC - ADR	47	3,434

Total Energy		10,318

Financials (12.83%)
Colony Financial, Inc. - REIT	586	12,863
Fifth Street Finance Corp.	658	6,225
NorthStar Realty Finance Corp. - REIT	750	12,105
Starwood Property Trust, Inc. - REIT	516	12,172
Starwood Waypoint Residential Trust - REIT(a)	103	2,965
Zurich Insurance Group AG - ADR	309	9,498

Total Financials		55,828

TOTAL COMMON STOCKS (Cost $70,040)		71,940

EXCHANGE-TRADED FUNDS (33.63%)
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	417	44,456
PowerShares® Global Listed Private Equity Portfolio	1,120	13,608
ProShares® Short 20+ Year Treasury(a)	277	8,412
ProShares® Short MSCI Emerging Markets(a)	330	8,729
ProShares® Short Real Estate(a)	808	19,699
ProShares® Short Russell2000®(a)	1,755	28,993

See Notes to Financial Statements
12	www.crystalstrategyfunds.com

Crystal Strategy Absolute Income Fund	Portfolio of Investments
March 31, 2014 (Unaudited)

			Value
		Shares	(Note 2)

EXCHANGE-TRADED FUNDS (33.63%) (continued)
SPDR® S&P® International Dividend ETF		462	$22,444

TOTAL EXCHANGE-TRADED FUNDS (Cost $148,385)			146,341

EXCHANGE-TRADED NOTES (4.92%)
JPMorgan Alerian MLP Index ETN		460	21,408

TOTAL EXCHANGE-TRADED NOTES (Cost $21,372)			21,408

MASTER LIMITED PARTNERSHIPS (3.55%)
Apollo Global Management LLC - Class A		96	3,053
Blackstone Group LP		195	6,484
Carlyle Group LP		28	984
KKR & Co. LP		127	2,901
Oaktree Capital Group LLC		35	2,035

TOTAL MASTER LIMITED PARTNERSHIPS (Cost $15,586)			15,457

OPEN-END MUTUAL FUNDS (31.68%)
DoubleLine Total Return Bond Fund - Institutional Class		6,358	69,303
Driehaus Active Income Fund - Retail Class		623	6,698
Forward Select Income Fund - Institutional Class		1,765	43,925
Goldman Sachs Strategic Income Fund - Institutional Class		1,685	17,929

TOTAL OPEN-END MUTUAL FUNDS (Cost $136,837)			137,855

7-Day Yield		Shares	Value (Note 2)

SHORT TERM INVESTMENTS (7.81%)
Fidelity Institutional Money Market Portfolio	0.04801%	33,982	33,982

TOTAL SHORT TERM INVESTMENTS (Cost $33,982)			33,982

See Notes to Financial Statements
Semi-Annual Report | March 31, 2014	13

Crystal Strategy Absolute Income Fund	Portfolio of Investments
March 31, 2014 (Unaudited)

Value
(Note 2)

TOTAL INVESTMENTS (103.79%) (Cost $450,621)	$451,683

Liabilities In Excess Of Other Assets (-3.79%)	(16,486)

NET ASSETS (100.00%)	$435,197

(a)	Non-Income Producing Security.

Common Abbreviations:

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

ETF - Exchange-Traded Fund.

ETN - Exchange-Traded Note.

LLC - Limited Liability Company.

LP - Limited Partnership.

MLP - Master Limited Partnership.

MSCI - Morgan Stanley Capital International.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

S&P - Standard & Poor’s.

SPDR - Standard & Poor’s Depository Receipts.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
14	www.crystalstrategyfunds.com

Crystal Strategy Absolute Return Fund	Portfolio of Investments
March 31, 2014 (Unaudited)

		Value
	Shares	(Note 2)

COMMON STOCKS (14.38%)
Basic Materials (1.05%)
Yamana Gold, Inc.	1,471	$12,915

Communications (0.50%)
CBS Outdoor Americas, Inc. (a)	210	6,143

Consumer Cyclical (0.52%)
Avianca Holdings SA - Sponsored ADR(a)	378	6,445

Consumer Non-cyclical (2.48%)
Odyssey Marine Exploration, Inc. (a)	13,358	30,590

Financials (4.55%)
Huntington Bancshares, Inc.	2,818	28,095
Radian Group, Inc.	901	13,542
Starwood Property Trust, Inc. - REIT	503	11,866
Starwood Waypoint Residential Trust - REIT(a)	91	2,620

Total Financials		56,123

Industrials (2.29%)
Cemex SAB de CV - Sponsored ADR (a)	2,229	28,152

Technology (2.99%)
Microsoft Corp.	653	26,767
Unisys Corp. (a)	333	10,143

Total Technology		36,910

TOTAL COMMON STOCKS (Cost $177,738)		177,278

EXCHANGE-TRADED FUNDS (46.64%)
Global X Guru Index ETF	863	21,308
Guggenheim Insider Sentiment ETF	643	30,626
Guggenheim Raymond James SB-1 Equity ETF	948	32,590
Guggenheim Spin - Off ETF	712	32,296
iShares® MSCI Europe Financials ETF	747	18,936
iShares® MSCI Frontier 100 ETF	699	25,339
iShares® Russell 1000® Growth ETF	319	27,606
Market Vectors® Gold Miners ETF	585	13,806
Market Vectors® Semiconductor	639	29,145

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2014	15

Crystal Strategy Absolute Return Fund	Portfolio of Investments
March 31, 2014 (Unaudited)

	Shares	Value (Note 2)

EXCHANGE-TRADED FUNDS (46.64%) (continued)
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	163	$17,377
PowerShares® Buyback Achievers Portfolio	560	24,371
PowerShares® Global Listed Private Equity Portfolio	1,040	12,636
ProShares® Short MSCI Emerging Markets(a)	2,300	60,835
ProShares® Short QQQ(a)	1,370	24,735
ProShares® Short Russell2000®(a)	9,725	160,657
SPDR® S&P® Bank ETF	367	12,493
WisdomTree® Japan Hedged Equity Fund	641	30,345

TOTAL EXCHANGE-TRADED FUNDS (Cost $576,249)		575,101

EXCHANGE-TRADED NOTES (2.39%)
Credit Suisse MLP Equal Weight Index ETN	497	15,849
iPath® PureBeta Cocoa ETN(a)	314	13,612

TOTAL EXCHANGE-TRADED NOTES (Cost $28,788)		29,461

MASTER LIMITED PARTNERSHIPS (3.49%)
Apollo Global Management LLC - Class A	271	8,618
Blackstone Group LP	514	17,091
Carlyle Group LP	96	3,373
KKR & Co. LP	361	8,245
Oaktree Capital Group LLC	98	5,700

TOTAL MASTER LIMITED PARTNERSHIPS (Cost $43,238)		43,027

OPEN-END MUTUAL FUNDS (19.60%)
Absolute Opportunities Fund - Institutional Class(a)	1,128	12,429
ASG Global Alternatives Fund - Institutional Class	1,116	12,596
ASG Managed Futures Strategy Fund - Institutional Class	1,264	12,681
Aston/River Road Long - Short Fund - Institutional Class	1,085	12,519
Bogle Investment Management Small Cap Growth Fund - Institutional Class	1,155	41,374
DoubleLine Total Return Bond Fund - Institutional Class	3,987	43,461
Goldman Sachs Strategic Income Fund - Institutional Class	1,758	18,700

See Notes to Financial Statements.
16	www.crystalstrategyfunds.com

Crystal Strategy Absolute Return Fund	Portfolio of Investments
March 31, 2014 (Unaudited)

			Value
		Shares	(Note 2)

OPEN-END MUTUAL FUNDS (19.60%) (continued)
JPMorgan Strategic Income Opportunities Fund - Institutional Class		1,565	$18,668
MainStay Marketfield Fund - Institutional Class		1,383	25,142
Whitebox Tactical Opportunities Fund - Institutional Class		1,962	25,116
William Blair Macro Allocation Fund - Institutional Class		1,499	19,054

TOTAL OPEN-END MUTUAL FUNDS (Cost $240,550)			241,740

	7-Day		Value
	Yield	Shares	(Note 2)

SHORT TERM INVESTMENTS (15.07%)
Fidelity Institutional Money Market Portfolio	0.04801%	185,832	185,832

TOTAL SHORT TERM INVESTMENTS (Cost $185,832)			185,832

TOTAL INVESTMENTS (101.57%) (Cost $1,252,395)			$1,252,439

Liabilities In Excess Of Other Assets (-1.57%)			(19,323)

NET ASSETS (100.00%)			$1,233,116

(a)	Non-Income Producing Security.

Common Abbreviations:

ADR - American Depositary Receipt.

ETF - Exchange-Traded Fund.

ETN - Exchange-Traded Note.

LLC - Limited Liability Company.

LP - Limited Partnership.

MLP - Master Limited Partnership.

MSCI - Morgan Stanley Capital International.

REIT - Real Estate Investment Trust.

S&P - Standard & Poor’s.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV - A variable capital company.

SPDR - Standard & Poor’s Depository Receipts.

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2014	17

Crystal Strategy Absolute Return Fund	Portfolio of Investments
March 31, 2014 (Unaudited)

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
18	www.crystalstrategyfunds.com

Crystal Strategy Leveraged Alternative Fund	Portfolio of Investments
March 31, 2014 (Unaudited)

	Shares	Value (Note 2)

COMMON STOCKS (19.05%)
Basic Materials (1.45%)
Yamana Gold, Inc.	6,810	$59,792

Communications (0.74%)
CBS Outdoor Americas, Inc.(a)	1,035	30,274

Consumer Cyclical (0.73%)
Avianca Holdings SA - Sponsored ADR(a)	1,775	30,264

Consumer Non-cyclical (2.80%)
Odyssey Marine Exploration, Inc.(a)	50,286	115,155

Financials (6.05%)
Huntington Bancshares, Inc.	9,390	93,618
Radian Group, Inc.	4,423	66,478
Starwood Property Trust, Inc. - REIT	1,977	46,637
Starwood Waypoint Residential Trust - REIT(a)	1,455	41,889

Total Financials		248,622

Industrials (3.59%)
Cemex SAB de CV - Sponsored ADR(a)	11,686	147,594

Technology (3.69%)
Microsoft Corp.	2,380	97,556
Unisys Corp.(a)	1,784	54,341

Total Technology		151,897

TOTAL COMMON STOCKS
(Cost $775,152)		783,598

EXCHANGE-TRADED FUNDS (51.34%)
Global X Guru Index ETF	2,878	71,058
Guggenheim Insider Sentiment ETF	2,026	96,498
Guggenheim Raymond James SB-1 Equity ETF	3,059	105,160
Guggenheim Spin-Off ETF	2,605	118,163
iShares® MSCI Europe Financials ETF	3,111	78,864
iShares® MSCI Frontier 100 ETF	2,359	85,514
iShares® Russell 1000® Growth ETF	1,200	103,848
Market Vectors® Gold Miners ETF	2,310	54,516
Market Vectors® Semiconductor	2,026	92,406

See Notes to Financial Statements
Semi-Annual Report | March 31, 2014	19

Crystal Strategy Leveraged Alternative Fund	Portfolio of Investments
March 31, 2014 (Unaudited)

		Value
	Shares	(Note 2)

EXCHANGE-TRADED FUNDS (51.34%) (continued)
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	563	$60,021
PowerShares® Buyback Achievers Portfolio	1,800	78,336
PowerShares® Global Listed Private Equity Portfolio	6,481	78,744
ProShares® Short MSCI Emerging Markets(a)	7,595	200,888
ProShares® Short QQQ(a)	4,530	81,789
ProShares® Short Russell2000®(a)	38,515	636,268
SPDR® S&P® Bank ETF	1,760	59,910
WisdomTree® Japan Hedged Equity Fund	2,313	109,497

TOTAL EXCHANGE-TRADED FUNDS
(Cost $2,108,057)		2,111,480

EXCHANGE-TRADED NOTES (3.42%)
Credit Suisse MLP Equal Weight Index ETN	2,515	80,203
iPath® PureBeta Cocoa ETN(a)	1,399	60,647

TOTAL EXCHANGE-TRADED NOTES
(Cost $136,872)		140,850

MASTER LIMITED PARTNERSHIPS (5.73%)
Apollo Global Management LLC - Class A	1,843	58,607
Blackstone Group LP	2,187	72,718
Carlyle Group LP	774	27,198
KKR & Co. LP	2,072	47,325
Oaktree Capital Group LLC	509	29,604

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $239,806)		235,452

OPEN-END MUTUAL FUNDS (19.76%)
Absolute Opportunities Fund - Institutional Class(a)	3,571	39,357
ASG Global Alternatives Fund - Institutional Class	3,585	40,471
ASG Managed Futures Strategy Fund - Institutional Class	4,030	40,424
Aston/River Road Long-Short Fund - Institutional Class	3,434	39,623
Bogle Investment Management Small Cap Growth Fund - Institutional Class	3,749	134,254
DoubleLine Total Return Bond Fund - Institutional Class	14,508	158,133
Goldman Sachs Strategic Income Fund - Institutional Class	5,642	60,033

See Notes to Financial Statements.
20	www.crystalstrategyfunds.com

Crystal Strategy Leveraged Alternative Fund	Portfolio of Investments
March 31, 2014 (Unaudited)

		Shares	Value (Note 2)

OPEN-END MUTUAL FUNDS (19.76%) (continued)
JPMorgan Strategic Income Opportunities Fund - Institutional Class		5,021	$59,895
MainStay Marketfield Fund - Institutional Class		4,870	88,530
Whitebox Tactical Opportunities Fund - Institutional Class		7,040	90,110
William Blair Macro Allocation Fund - Institutional Class		4,883	62,064

TOTAL OPEN-END MUTUAL FUNDS
(Cost $810,658)			812,894

	7-Day Yield	Shares	Value (Note 2)

SHORT TERM INVESTMENTS (0.74%)
Fidelity Institutional Money Market Portfolio	0.04801%	30,228	30,228

TOTAL SHORT TERM INVESTMENTS
(Cost $30,228)			30,228

TOTAL INVESTMENTS (100.04%)
(Cost $4,100,773)			$4,114,502

Liabilities In Excess Of Other Assets (-0.04%)			(1,650)

NET ASSETS (100.00%)			$4,112,852

(a)    Non-Income Producing Security.

Common Abbreviations:

ADR - American Depositary Receipt.

ETF - Exchange-Traded Fund.

ETN - Exchange-Traded Note.

LLC - Limited Liability Company.

LP - Limited Partnership.

MLP - Master Limited Partnership.

MSCI - Morgan Stanley Capital International.

REIT - Real Estate Investment Trust.

S&P - Standard & Poor’s.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

SAB de CV - A variable capital company.

SPDR - Standard & Poor’s Depository Receipts.

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2014	21

Crystal Strategy Leveraged Alternative Fund	Portfolio of Investments
March 31, 2014 (Unaudited)

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund’s management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See Notes to Financial Statements.
22	www.crystalstrategyfunds.com

Crystal Strategy Family of Funds	Statements of Assets and Liabilities
March 31, 2014 (Unaudited)

	Crystal Strategy Absolute Income Fund	Crystal Strategy Absolute Return Fund	Crystal Strategy Leveraged Alternative Fund

ASSETS:

Investments, at value	$451,683	$1,252,439	$4,114,502
Cash	30	98	452
Receivable for investments sold	0	26,645	120,584
Receivable for shares sold	0	237	0
Receivable due from adviser	12,977	15,693	28,108
Dividends receivable	1,068	599	2,505
Prepaid assets	3,440	3,535	5,566

Total Assets	469,198	1,299,246	4,271,717

LIABILITIES:

Payable for investments purchased	2,251	31,346	113,869
Accrued offering cost	14,673	14,673	14,673
Payable for shares redeemed	0	590	0
Payable for distribution and service fees	7	39	7
Payable to trustees	25	22	257
Payable to chief compliance officer	229	1,670	0
Accrued expenses and other liabilities	16,816	17,790	30,059

Total Liabilities	34,001	66,130	158,865

NET ASSETS	$435,197	$1,233,116	$4,112,852

NET ASSETS CONSIST OF:

Paid-in capital (Note 6)	$432,361	$1,242,074	$4,154,923
Accumulated net investment income	3,310	210	3,663
Accumulated net realized loss on investments	(1,536)	(9,212)	(59,463)
Net unrealized appreciation on investments	1,062	44	13,729

NET ASSETS	$435,197	$1,233,116	$4,112,852

INVESTMENTS, AT COST	$450,621	$1,252,395	$4,100,773

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2014	23

Crystal Strategy Family of Funds	Statements of Assets and Liabilities
March 31, 2014 (Unaudited)

	Crystal Strategy Absolute Income Fund	Crystal Strategy Absolute Return Fund	Crystal Strategy Leveraged Alternative Fund

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share(a)	$10.07	$9.88	$9.84
Net Assets	$25,281	$685,695	$24,596
Shares of beneficial interest outstanding	2,510	69,397	2,500
Maximum offering price per share (NAV/0.945, based on maximum sales charge of 5.50% of the offering price)	$10.66	$10.46	$10.41
Class I:
Net Asset Value, offering and redemption price per share	$10.08	$9.89	$9.84
Net Assets	$404,880	$542,480	$4,083,338
Shares of beneficial interest outstanding	40,169	54,847	414,824
Class R:
Net Asset Value, offering and redemption price per share	$10.07	$9.88	$9.84
Net Assets	$5,036	$4,941	$4,918
Shares of beneficial interest outstanding	500	500	500

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund’s Prospectus.

See Notes to Financial Statements.
24	www.crystalstrategyfunds.com

Crystal Strategy Family of Funds	Statements of Operations
For the Period Ended March 31, 2014(a) (Unaudited)

	Crystal Strategy Absolute Income Fund	Crystal Strategy Absolute Return Fund	Crystal Strategy Leveraged Alternative Fund

INVESTMENT INCOME:
Dividends	$4,241	$1,810	$13,630
Foreign taxes withheld	(9)	(8)	(38)

Total Investment Income	4,232	1,802	13,592

EXPENSES:
Investment advisory fee (Note 7)	655	1,138	7,530
Administration fee	5,289	10,489	44,224
Distribution and service fees
Class A	15	47	15
Class R	6	6	6
Custodian fee	2,997	2,997	2,997
Legal fees	25	51	589
Audit fees	5,983	5,983	5,983
Transfer agent fee	8,069	8,061	8,134
Trustees fees and expenses	74	141	791
Printing fees	763	769	1,158
Chief compliance officer fee	622	2,387	2,716
Insurance expense	57	79	552
Offering cost expense	19,176	19,176	19,176
Other expenses	1,722	1,755	2,237

Total Expenses	45,453	53,079	96,108

Less fees waived/reimbursed by investment adviser
Class A	(7,173)	(5,061)	(1,571)
Class I	(35,923)	(45,841)	(84,294)
Class R	(1,435)	(585)	(314)

Net Expenses	922	1,592	9,929

NET INVESTMENT INCOME	3,310	210	3,663

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss on:
Investments	(1,536)	(9,212)	(59,463)

Net realized loss	(1,536)	(9,212)	(59,463)

Net unrealized appreciation on:
Investments	1,062	44	13,729

Net change	1,062	44	13,729

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2014	25

Crystal Strategy Family of Funds	Statements of Operations
For the Period Ended March 31, 2014(a) (Unaudited)

	Crystal Strategy Absolute Income Fund	Crystal Strategy Absolute Return Fund	Crystal Strategy Leveraged Alternative Fund

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(474)	(9,168)	(45,734)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,836	$(8,958)	$(42,071)

(a)	Commenced operations on December 31, 2013.

See Notes to Financial Statements.
26	www.crystalstrategyfunds.com

Crystal Strategy Absolute Income Fund	Statement of Changes in Net Assets

For the Period Ended March 31, 2014(a) (Unaudited)
OPERATIONS:
Net investment income	$3,310
Net realized loss on investments	(1,536)
Net change in unrealized appreciation on investments	1,062

Net increase in net assets resulting from operations	2,836

BENEFICIAL SHARE TRANSACTIONS:
Class A
Shares sold	25,300
Shares redeemed	(200)

Net increase from beneficial share transactions	25,100

Class I
Shares sold	402,455
Shares redeemed	(200)
Redemption fees (Note 6)	3

Net increase from beneficial share transactions	402,258

Class R
Shares sold	5,200
Shares redeemed	(200)
Redemption fees (Note 6)	3

Net increase from beneficial share transactions	5,003

Net increase in net assets	435,197

NET ASSETS:
Beginning of period	0

End of period (including accumulated net investment income of $3,310)	$435,197

(a)	Commenced operations on December 31, 2013.

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2014	27

Crystal Strategy Absolute Return Fund	Statement of Changes in Net Assets

For the Period Ended March 31, 2014(a) (Unaudited)
OPERATIONS:
Net investment income	$210
Net realized loss on investments	(9,212)
Net change in unrealized appreciation on investments	44

Net decrease in net assets resulting from operations	(8,958)

BENEFICIAL SHARE TRANSACTIONS:
Class A
Shares sold	691,424
Shares redeemed	(1,017)
Redemption fees (Note 6)	15

Net increase from beneficial share transactions	690,422

Class I
Shares sold	546,846
Shares redeemed	(200)
Redemption fees (Note 6)	3

Net increase from beneficial share transactions	546,649

Class R
Shares sold	5,200
Shares redeemed	(200)
Redemption fees (Note 6)	3

Net increase from beneficial share transactions	5,003

Net increase in net assets	1,233,116

NET ASSETS:
Beginning of period	0

End of period (including accumulated net investment income of $210)	$1,233,116

(a)	Commenced operations on December 31, 2013.

See Notes to Financial Statements.
28	www.crystalstrategyfunds.com

Crystal Strategy Leveraged Alternative Fund	Statement of Changes in Net Assets

For the Period Ended March 31, 2014(a) (Unaudited)
OPERATIONS:
Net investment income	$3,663
Net realized loss on investments	(59,463)
Net change in unrealized appreciation on investments	13,729

Net decrease in net assets resulting from operations	(42,071)

BENEFICIAL SHARE TRANSACTIONS:
Class A
Shares sold	25,239
Shares redeemed	(240)
Redemption fees (Note 6)	3

Net increase from beneficial share transactions	25,002

Class I
Shares sold	4,125,115
Shares redeemed	(200)
Redemption fees (Note 6)	3

Net increase from beneficial share transactions	4,124,918

Class R
Shares sold	5,200
Shares redeemed	(200)
Redemption fees (Note 6)	3

Net increase from beneficial share transactions	5,003

Net increase in net assets	4,112,852

NET ASSETS:
Beginning of period	0

End of period (including accumulated net investment income of $3,663)	$4,112,852

(a)	Commenced operations on December 31, 2013.

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2014	29

Crystal Strategy Absolute Income Fund – Class A	Financial Highlights
For a share outstanding throughout the period presented

	For the Period Ended March 31, 2014(a) (Unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.07
Net realized and unrealized gain on investments	–

Total from Investment Operations	0.07

NET INCREASE IN NET ASSET VALUE	0.07

NET ASSET VALUE, END OF PERIOD	$10.07

TOTAL RETURN(c)	0.70%

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$25

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements(d)	117.20	%(e)
Operating expenses including fee waivers/reimbursements(d)	1.35	%(e)
Net investment income including fee waivers/reimbursements(d)	2.78	%(e)

PORTFOLIO TURNOVER RATE	12	%(f)

(a)	Commenced operations on December 31, 2013.
(b)	Per share amounts are based upon average shares outstanding.
(c)

Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been reimbursed / waived during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.
30	www.crystalstrategyfunds.com

Crystal Strategy Absolute Income Fund – Class I	Financial Highlights
For a share outstanding throughout the period presented

	For the Period Ended March 31, 2014(a) (Unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.10
Net realized and unrealized loss on investments	(0.02)

Total from Investment Operations	0.08

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00	(c)

NET INCREASE IN NET ASSET VALUE	0.08

NET ASSET VALUE, END OF PERIOD	$10.08

TOTAL RETURN(d)	0.80%

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$405

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements(e)	49.39	%(f)
Operating expenses including fee waivers/reimbursements(e)	1.10	%(f)
Net investment income including fee waivers/reimbursements(e)	4.18	%(f)

PORTFOLIO TURNOVER RATE	12	%(g)

(a)	Commenced operations on December 31, 2013.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)

Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been reimbursed / waived during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2014	31

Crystal Strategy Absolute Income Fund – Class R	Financial Highlights
For a share outstanding throughout the period presented

	For the Period Ended March 31, 2014(a) (Unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.06
Net realized and unrealized gain on investments	0.00	(c)

Total from Investment Operations	0.06

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.01

NET INCREASE IN NET ASSET VALUE	0.07

NET ASSET VALUE, END OF PERIOD	$10.07

TOTAL RETURN(d)	0.70%

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$5

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements(e)	117.42	%(f)
Operating expenses including fee waivers/reimbursements(e)	1.60	%(f)
Net investment income including fee waivers/reimbursements(e)	2.50	%(f)

PORTFOLIO TURNOVER RATE	12	%(g)

(a)	Commenced operations on December 31, 2013.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)

Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been reimbursed / waived during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.
32	www.crystalstrategyfunds.com

Crystal Strategy Absolute Return Fund – Class A	Financial Highlights
For a share outstanding throughout the period presented

	For the Period Ended March 31, 2014(a) (Unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.02
Net realized and unrealized loss on investments	(0.14)

Total from Investment Operations	(0.12)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00	(c)

NET DECREASE IN NET ASSET VALUE	(0.12)

NET ASSET VALUE, END OF PERIOD	$9.88

TOTAL RETURN(d)	(1.20)%

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$686

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements(e)	28.46	%(f)
Operating expenses including fee waivers/reimbursements(e)	1.40	%(f)
Net investment income including fee waivers/reimbursements(e)	0.72	%(f)

PORTFOLIO TURNOVER RATE	51	%(g)

(a)	Commenced operations on December 31, 2013.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)

Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been reimbursed / waived during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2014	33

Crystal Strategy Absolute Return Fund – Class I	Financial Highlights
For a share outstanding throughout the period presented

	For the Period Ended March 31, 2014(a) (Unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.00	(c)
Net realized and unrealized loss on investments	(0.11)

Total from Investment Operations	(0.11)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00	(c)

NET DECREASE IN NET ASSET VALUE	(0.11)

NET ASSET VALUE, END OF PERIOD	$9.89

TOTAL RETURN(d)	(1.10)%

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$542

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements(e)	41.40	%(f)
Operating expenses including fee waivers/reimbursements(e)	1.15	%(f)
Net investment income including fee waivers/reimbursements(e)	0.07	%(f)

PORTFOLIO TURNOVER RATE	51	%(g)

(a)	Commenced operations on December 31, 2013.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)

Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been reimbursed / waived during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.
34	www.crystalstrategyfunds.com

Crystal Strategy Absolute Return Fund – Class R	Financial Highlights
For a share outstanding throughout the period presented

	For the Period Ended March 31, 2014(a) (Unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.02)
Net realized and unrealized loss on investments	(0.11)

Total from Investment Operations	(0.13)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.01

NET DECREASE IN NET ASSET VALUE	(0.12)

NET ASSET VALUE, END OF PERIOD	$9.88

TOTAL RETURN(c)	(1.20)%

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$5

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements(d)	49.29	%(e)
Operating expenses including fee waivers/reimbursements(d)	1.65	%(e)
Net investment loss including fee waivers/reimbursements(d)	(0.65)	%(e)

PORTFOLIO TURNOVER RATE	51	%(f)

(a)	Commenced operations on December 31, 2013.
(b)	Per share amounts are based upon average shares outstanding.
(c)

Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been reimbursed / waived during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2014	35

Crystal Strategy Leveraged Alternative Fund – Class A	Financial Highlights
For a share outstanding throughout the period presented

	For the Period Ended March 31, 2014(a) (Unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.00)	(c)
Net realized and unrealized loss on investments	(0.16)

Total from Investment Operations	(0.16)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00	(d)

NET DECREASE IN NET ASSET VALUE	(0.16)

NET ASSET VALUE, END OF PERIOD	$9.84

TOTAL RETURN(e)	(1.60)%

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$25

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements(f)	27.20	%(g)
Operating expenses including fee waivers/reimbursements(f)	1.50	%(g)
Net investment loss including fee waivers/reimbursements(f)	(0.15)	%(g)

PORTFOLIO TURNOVER RATE	62	%(h)

(a)	Commenced operations on December 31, 2013.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $(0.005) per share.
(d)	Less than $0.005 per share.
(e)

Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been reimbursed / waived during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(f)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(g)	Annualized.
(h)	Not annualized.

See Notes to Financial Statements.
36	www.crystalstrategyfunds.com

Crystal Strategy Leveraged Alternative Fund – Class I	Financial Highlights
For a share outstanding throughout the period presented

	For the Period Ended March 31, 2014(a) (Unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.01
Net realized and unrealized loss on investments	(0.17)

Total from Investment Operations	(0.16)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.00	(c)

NET DECREASE IN NET ASSET VALUE	(0.16)

NET ASSET VALUE, END OF PERIOD	$9.84

TOTAL RETURN(d)	(1.60)%

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$4,083

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements(e)	11.98	%(f)
Operating expenses including fee waivers/reimbursements(e)	1.25	%(f)
Net investment income including fee waivers/reimbursements(e)	0.47	%(f)

PORTFOLIO TURNOVER RATE	62	%(g)

(a)	Commenced operations on December 31, 2013.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)

Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been reimbursed / waived during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(f)	Annualized.
(g)	Not annualized.

See Notes to Financial Statements.
Semi-Annual Report | March 31, 2014	37

Crystal Strategy Leveraged Alternative Fund – Class R	Financial Highlights
For a share outstanding throughout the period presented

	For the Period Ended March 31, 2014(a) (Unaudited)

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.01)
Net realized and unrealized loss on investments	(0.16)

Total from Investment Operations	(0.17)

REDEMPTION FEES ADDED TO PAID IN CAPITAL	0.01

NET DECREASE IN NET ASSET VALUE	(0.16)

NET ASSET VALUE, END OF PERIOD	$9.84

TOTAL RETURN(c)	(1.60)%

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$5

RATIOS TO AVERAGE NET ASSETS:
Operating expenses excluding fee waivers/reimbursements(d)	27.37	%(e)
Operating expenses including fee waivers/reimbursements(d)	1.75	%(e)
Net investment loss including fee waivers/reimbursements(d)	(0.41)	%(e)

PORTFOLIO TURNOVER RATE	62	%(f)

(a)	Commenced operations on December 31, 2013.
(b)	Per share amounts are based upon average shares outstanding.
(c)

Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been reimbursed / waived during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(d)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Portfolio of Investments.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.
38	www.crystalstrategyfunds.com

Crystal Strategy Family of Funds	Notes to Financial Statements
March 31, 2014 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of March 31, 2014, the Trust had seven registered funds. This annual report describes the Crystal Strategy Absolute Income Fund, the Crystal Strategy Absolute Return Fund and the Crystal Strategy Leveraged Alternative Fund (individually a “Fund” and collectively, the “Funds”). The Crystal Strategy Absolute Income Fund seeks to provide current income and downside protection to conventional equity markets, with absolute (positive) returns over full market cycles as a secondary objective. The Crystal Strategy Absolute Return Fund seeks to provide positive (absolute) return over full market cycles. The Crystal Strategy Leveraged Alternative Fund seeks to provide long-term positive absolute return with reduced correlation to conventional equity markets as a secondary objective. The Funds currently offer Class A shares, Class I shares and Class R shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Trust has an unlimited number of shares with no par value per share. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

As a newly organized entity, the Funds have little operating history. The Funds did not have any operations before December 31, 2013 other than those relating to the sale and issuance of each of the Fund’s Investor and Institutional share classes to ALPS Fund Services, Inc. (“ALPS” or the “Administrator”), the Fund’s Administrator and Transfer Agent. ALPS is an affiliate of ALPS Distributors, Inc. (the “Distributor”), the Fund’s principal underwriter.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Semi-Annual Report | March 31, 2014	39

Crystal Strategy Family of Funds	Notes to Financial Statements
March 31, 2014 (Unaudited)

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker dealers that make a market in the security. Short term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in non-exchange traded funds are fair valued at their respective net asset values.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

40	www.crystalstrategyfunds.com

Crystal Strategy Family of Funds	Notes to Financial Statements
March 31, 2014 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2014:

Crystal Strategy Absolute Income Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Closed-End Mutual Funds	$24,700	$–	$–	$24,700
Common Stocks(a)	71,940	–	–	71,940
Exchange-Traded Funds	146,341	–	–	146,341
Exchange-Traded Notes	21,408	–	–	21,408
Master Limited Partnerships	15,457	–	–	15,457
Open-End Mutual Funds	137,855	–	–	137,855
Short Term Investments	33,982	–	–	33,982

TOTAL	$451,683	$–	$–	$451,683

Crystal Strategy Absolute Return Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks(a)	$177,278	$–	$–	$177,278
Exchange-Traded Funds	575,101	–	–	575,101
Exchange-Traded Notes	29,461	–	–	29,461
Master Limited Partnerships	43,027	–	–	43,027
Open-End Mutual Funds	241,740	–	–	241,740
Short Term Investments	185,832	–	–	185,832

TOTAL	$1,252,439	$–	$–	$1,252,439

Crystal Strategy Leveraged Alternative Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks(a)	$783,598	$–	$–	$783,598
Exchange-Traded Funds	2,111,480	–	–	2,111,480
Exchange-Traded Notes	140,850	–	–	140,850
Master Limited Partnerships	235,452	–	–	235,452
Open-End Mutual Funds	812,894	–	–	812,894
Short Term Investments	30,228	–	–	30,228

TOTAL	$4,114,502	$–	$–	$4,114,502

(a)	For detailed descriptions of the underlying industries, see the accompanying Portfolio of Investments.

Semi-Annual Report | March 31, 2014	41

Crystal Strategy Family of Funds	Notes to Financial Statements
March 31, 2014 (Unaudited)

The Funds recognize transfers between levels as of the end of the fiscal year. For the period ended March 31, 2014, the Funds did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Offering Costs: The Funds incurred offering costs during the period ended March 31, 2014. These offering costs, including fees for printing initial prospectuses, legal, and registration fees, are being amortized over the first twelve months from the inception date of the Funds. Amounts amortized through March 31, 2014 are shown on each Fund’s Statement of Operations and amounts that remain to be amortized are shown on each Fund’s Statement of Assets and Liabilities.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Funds. Expenses which cannot be directly attributed to the Funds are apportioned among all funds in the Trust based on average net assets of each fund.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Funds are charged to the operations of such class.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all net taxable income and net capital gains, if any, each year so that they will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the period ended March 31, 2014, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds file U.S federal, state and local income tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Funds. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Funds may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

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Crystal Strategy Family of Funds	Notes to Financial Statements
March 31, 2014 (Unaudited)

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

3. DERIVATIVE INSTRUMENTS

The Funds’ investment objectives permit the Funds to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency contracts, currency swaps and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: A Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Semi-Annual Report | March 31, 2014	43

Crystal Strategy Family of Funds	Notes to Financial Statements
March 31, 2014 (Unaudited)

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Funds are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Funds. There were no distributions paid by the Funds for the period ended March 31, 2014.

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Crystal Strategy Family of Funds	Notes to Financial Statements
March 31, 2014 (Unaudited)

Unrealized Appreciation and Depreciation on Investments: As of March 31, 2014, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes were as follows:

			Crystal
	Crystal	Crystal	Strategy
	Strategy	Strategy	Leveraged
	Absolute	Absolute	Alternative
	Income Fund	Return Fund	Fund

Gross unrealized appreciation (excess of value over tax cost)	$6,252	$11,702	$63,100
Gross unrealized depreciation (excess of tax cost over value)	(5,015)	(14,530)	(64,092)

Net unrealized appreciation/(depreciation)	$1,237	$(2,828)	$(992)

Cost of investments for income tax purposes	$450,446	$1,255,267	$4,115,494

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the period ended March 31, 2014 were as follows:

		Proceeds from Sales of
	Purchases of Securities	Securities

Crystal Strategy Absolute Income Fund	$453,778	$35,602
Crystal Strategy Absolute Return Fund	1,346,394	270,508
Crystal Strategy Leveraged Alternative Fund	5,977,745	1,847,157

6. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Shares redeemed within 60 days of purchase may incur a 1.50% short-term redemption fee deducted from the redemption amount. For the year ended March 31, 2014, the redemption fees charged by the Funds are presented in the Statements of Changes in Net Assets.

Semi-Annual Report | March 31, 2014	45

Crystal Strategy Family of Funds	Notes to Financial Statements
March 31, 2014 (Unaudited)

Transactions in common shares were as follows:	For the Period Ended
March 31, 2014(a)

Crystal Strategy Absolute Income Fund:
Class A

Shares sold	2,530
Shares redeemed	(20)

Net increase from share transactions	2,510

Class I

Shares sold	40,189
Shares redeemed	(20)

Net increase from share transactions	40,169

Class R

Shares sold	520
Shares redeemed	(20)

Net increase from share transactions	500

Crystal Strategy Absolute Return Fund:
Class A

Shares sold	69,500
Shares redeemed	(103)

Net increase from share transactions	69,397

Class I

Shares sold	54,867
Shares redeemed	(20)

Net increase from share transactions	54,847

Class R

Shares sold	520
Shares redeemed	(20)

Net increase from share transactions	500

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Crystal Strategy Family of Funds	Notes to Financial Statements
March 31, 2014 (Unaudited)

Transactions in common shares were as follows:	For the Period Ended
March 31, 2014(a)

Crystal Strategy Leveraged Alternative Fund:
Class A

Shares sold	2,524
Shares redeemed	(24)

Net increase from share transactions	2,500

Class I

Shares sold	414,844
Shares redeemed	(20)

Net increase from share transactions	414,824

Class R

Shares sold	520
Shares redeemed	(20)

Net increase from share transactions	500

(a)	Commenced operations on December 31, 2013.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of any class of the Fund(s) creates a presumption of control of the Fund(s) under Section 2(a)(9) of the 1940 Act. As of March 31, 2014, the following entities owned beneficially 25% or greater of the Fund’s outstanding shares. The shares are held under omnibus accounts, whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately.

	Crystal Strategy Absolute Income Fund	Percentage
Class A	Brinker Capital Holdings, Inc.	100.00%
Class I	Patricia L Vradenburg	48.46%
Class R	Brinker Capital Holdings, Inc.	100.00%

	Crystal Strategy Absolute Return Fund	Percentage
Class A	NFS LLC	96.55%
Class I	NFS LLC	36.71%
Class I	Edward C Kelly	28.37%
Class R	Brinker Capital Holdings, Inc.	100.00%

	Crystal Strategy Leveraged Alternative Fund	Percentage
Class A	Brinker Capital Holdings, Inc.	100.00%
Class I	NFS LLC	52.62%
Class I	Charles Widger	26.62%
Class R	Brinker Capital Holdings, Inc.	100.00%

Semi-Annual Report | March 31, 2014	47

Crystal Strategy Family of Funds	Notes to Financial Statements
March 31, 2014 (Unaudited)

7. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Brinker Capital, Inc. (“Brinker Capital” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objectives, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, each Fund pays the Adviser an annual management fee of 0.80%, 0.85% and 0.95% based on the average daily net assets of the Crystal Strategy Absolute Income Fund, the Crystal Strategy Absolute Return Fund and the Crystal Strategy Leverage Alternative Fund, respectively. The management fees are paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Funds or the adviser may terminate the Advisory Agreement upon 60 days’ notice.

The Adviser has contractually agreed to limit the amount of each Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b-1) fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.10%, 1.15% and 1.25% of the average daily net assets of the Crystal Strategy Absolute Income Fund, the Crystal Strategy Absolute Return Fund and the Crystal Strategy Leveraged Alternative Fund, respectively. This agreement is in effect through January 31, 2015. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that a Funds’ expenses in later periods fall below the annual rates set forth in the relevant agreement. The Funds will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred. The Adviser may not discontinue this waiver without the approval by the Trust’s Board.

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Crystal Strategy Family of Funds	Notes to Financial Statements
March 31, 2014 (Unaudited)

For the period ended March 31, 2014, the fee waivers and/or reimbursements were as follows:

Fees Waived/Reimbursed by Adviser

Crystal Strategy Absolute Income Fund
Class A	$(7,173)
Class I	(35,923)
Class R	(1,435)

TOTAL	$(44,531)

Crystal Strategy Absolute Return Fund
Class A	$(5,061)
Class I	(45,841)
Class R	(585)

TOTAL	$(51,487)

Crystal Strategy Leveraged Alternative Fund
Class A	$(1,571)
Class I	(84,294)
Class R	(314)

TOTAL	$(86,179)

As of March 31, 2014, the balances of recoupable expenses were as follows:

Crystal Strategy Absolute Income Fund	Expires 2017

Class A	$(7,173)
Class I	(35,923)
Class R	(1,435)

Crystal Strategy Absolute Return Fund	Expires 2017

Class A	$(5,061)
Class I	(45,841)
Class R	(585)

Crystal Strategy Leveraged Alternative Fund	Expires 2017

Class A	$(1,571)
Class I	(84,294)
Class R	(314)

Administrator: ALPS serves as administrator to the Funds. The Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in the Funds’ operations.

Semi-Annual Report | March 31, 2014	49

Crystal Strategy Family of Funds	Notes to Financial Statements
March 31, 2014 (Unaudited)

The Funds’ administration fees are accrued on a daily basis, and paid on a monthly basis following the end of the month, based on the greater of (a) an annual total fee of $235,000 in year 1 of operations and $260,000 in year 2; or (b) the following basis point fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$500M	0.055%
$500M-$1B	0.03%
Above $1B	0.02%

Year 1 fees will not exceed the $235,000 minimum.

Compliance Services: ALPS provides services as the Funds’ Chief Compliance Officer to monitor and test the policies and procedures of the Funds in conjunction with the requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual base fee of $30,000 for services performed on behalf of the Funds and is reimbursed for certain out-of-pockets expenses.

Transfer Agent: ALPS serves as transfer agent for the Funds under a Transfer Agency and Services Agreement with the Trust. Under this agreement, ALPS is paid an annual base fee of $25,000 for the Funds plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Distributor: Shares of the Funds are offered on a continuous basis through the Distributor, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, pursuant to a Distribution Agreement with the Trust. The Distributor is not obligated to sell any specific amount of Fund shares.

Each Fund has adopted a Distribution and Services Plan (the “Plans”) pursuant to Rule 12b-1 of the 1940 Act for Class A shares and Class R shares. The Plans allow the Funds to use Class A and Class R assets to pay fees in connection with the distribution and marketing of Class A shares and Class R shares and/or the provision of shareholder services to Class A and Class R shareholders. The Plans permit payment for services in connection with the administration of plans or programs that use Class A and Class R shares of a Funds, if any, as their funding medium and for related expenses. The Plans permit the Funds to make total payments at an annual rate of up to 0.25% of the Funds’ average daily net assets attributable to its Class A shares and 0.50% of the Funds’ average daily net assets attributable to its Class R shares. Because these fees are paid out of a Funds’ Class A and Class R assets, if any, on an ongoing basis, over time they will increase the cost of an investment in Class A and Class R shares, if any, and Plan fees may cost an investor more than other types of sales charges. Plan fees are shown as distribution and service fees on the Statement of Operations.

8. TRUSTEES

As of March 31, 2014, there were four Trustees, three of whom are not “interested persons” (within the meaning of the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust receive a quarterly retainer of $2,000, plus $1,000 for each regular Board or Committee meeting attended, $1,000 for each special telephonic Board or Committee meeting attended and $1,000 for each special in-person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

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Crystal Strategy Family of Funds	Notes to Financial Statements
March 31, 2014 (Unaudited)

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

Semi-Annual Report | March 31, 2014	51

Crystal Strategy Family of Funds	Additional Information
March 31, 2014 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Funds (toll-free) at 1-855-572-1722, (ii) on the Funds’ website at www.crystalstrategyfunds.com, or (iii) on the Securities and Exchange Commission’s the (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2014 will be available (i) without charge, upon request, by calling the Funds (toll-free) at 1-855-572-1722 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AGREEMENTS

On November 22, 2013, the Trustees met in person to discuss, among other things, the approval of the Investment Advisory Agreement between the Trust and Brinker Capital (the “Advisory Agreement”) in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Advisory Agreement and related matters.

In approving the Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Funds:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of each Fund, to Brinker Capital of 0.80% of the daily average net assets of the Crystal Strategy Absolute Income Fund (the “Absolute Income Fund”), 0.85% of the daily average net assets of the Crystal Strategy Absolute Return Fund (the “Absolute Return Fund”), and 0.95% of the daily average net assets of the Crystal Strategy Leveraged Alternative Fund (the “Leveraged Alternative Fund”), in light of the extent and quality of the advisory services to be provided by Brinker Capital to each of the Funds.

The Trustees considered the information they received comparing each Fund’s contractual annual advisory fee and overall expenses with those of funds in the expense group and universe of funds provided by an independent provider of investment company data. The Trustees noted the following: (i) the Absolute Income Fund’s Class A contractual annual advisory fee of 0.80% is below the expense group high and median of 1.95% and 1.15%, respectively, and above the expense group low of 0.75%; (ii) the Absolute Income Fund’s Class I contractual annual advisory fee of 0.80% is below the expense group high and median of 1.50% and 1.00%, respectively, and above the expense group low of 0.25%; (iii) the Absolute Income Fund’s Class R contractual annual advisory fee of 0.80% is below the expense group high and median of 2.00% and 0.90%,

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Crystal Strategy Family of Funds	Additional Information
March 31, 2014 (Unaudited)

respectively, and above the expense group low of 0.20%; (iv) the Absolute Return Fund’s Class A contractual annual advisory fee of 0.85% is below the expense group high and median of 1.95% and 1.15%, respectively, and above the expense group low of 0.75%; (v) the Absolute Return Fund’s Class I contractual annual advisory fee of 0.85% is below the expense group high and median of 1.50% and 1.00%, respectively, and above the expense group low of 0.25%; (vi) the Absolute Return Fund’s Class R contractual annual advisory fee of 0.85% is below the expense group high and median of 2.00% and 0.90%, respectively, and above the expense group low of 0.20%; (vii) the Leveraged Alternative Fund’s Class A contractual annual advisory fee of 0.95% is below the expense group high and median of 1.95% and 1.15%, respectively, and above the expense group low of 0.75%; (viii) the Leveraged Alternative Fund’s Class I contractual annual advisory fee of 0.95% is below the expense group high and median of 1.50% and 1.00%, respectively, and above the expense group low of 0.25%; (xi) the Leveraged Alternative Fund’s Class R contractual annual advisory fee of 0.95% is below the expense group high of 2.00% and above the expense group median and low of 0.92% and 0.20%, respectively.

The Trustees further noted the following: (i) the Absolute Income Fund’s Class A total expense ratio of 1.90% is below the expense group average and median of 3.35% and 3.36%, respectively; (ii) the Absolute Income Fund’s Class I total expense ratio of 1.65% is below the expense group average and median of 3.03% and 2.92%, respectively; (iii) the Absolute Income Fund’s Class R total expense ratio of 2.15% is below the expense group average of 2.27% and above the expense group median of 2.14%; (iv) the Absolute Return Fund’s Class A total expense ratio of 2.00% is below the expense group average and median of 3.36% and 3.36%, respectively; (v) the Absolute Return Fund’s Class I total expense ratio of 1.75% is below the expense group average and median of 3.03% and 2.92%, respectively; (vi) the Absolute Return Fund’s Class R total expense ratio of 2.25% is within the expense group range of 1.64% and 3.49%, below the expense group average of 2.28% but above the expense group median of 2.14%; (vii) the Leveraged Alternative Fund’s Class A total expense ratio of 2.30% is below the expense group average and median of 2.74% and 2.76%, respectively; (viii) the Leveraged Alternative Fund’s Class I total expense ratio of 2.05% is below the expense group average and median of 2.19% and 2.20%, respectively; and (ix) the Leveraged Alternative Fund’s Class R total expense ratio of 2.55% is within the expense group range of 1.47% to 2.80% but above the expense group average and median of 2.02% and 1.86%, respectively. The Trustees noted that Brinker Capital’s stated reason for the higher fees for the Leveraged Alternative Fund is to account for the prime brokerage expenses that the adviser will incur through the use of leverage. The Trustees further noted that Brinker Capital currently manages two separately managed accounts (“SMAs”) and that the advisory fees charged by Brinker Capital are lower for these SMAs then for the Funds. The Trustees also noted that Brinker Capital’s stated reason for the higher fees for the Funds was due to the additional costs of servicing the Funds compared to the SMAs.

Nature, Extent and Quality of the Services under the Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Funds under the Advisory Agreement with Brinker Capital. The Trustees reviewed certain background materials supplied by Brinker Capital in its presentation, including its Form ADV.

The Trustees reviewed and considered Brinker Capital’s investment advisory personnel, it history as an asset manager and its performance and the amount of assets currently under management by Brinker Capital. The Trustees also reviewed the research and decision-making processes utilized by Brinker Capital, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Funds.

Semi-Annual Report | March 31, 2014	53

Crystal Strategy Family of Funds	Additional Information
March 31, 2014 (Unaudited)

The Trustees considered the background and experience of Brinker Capital’s management in connection with the Funds, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Funds and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Brinker Capital’s Code of Ethics.

Performance: The Trustees noted that since the Funds have not yet begun operations, there is no fund performance to be reviewed or analyzed at this time. The Trustees also noted that the Absolute Income Fund would be managed in a substantially similar manner to the Brinker Capital Diversified Income portfolio and the Absolute Return Fund would be managed in a substantially similar manner to the Crystal Strategy I portfolio. The Trustees also considered Brinker Capital’s reputation generally and its investment techniques, risk management controls and decision-making processes.

The Adviser’s Profitability: The Trustees received and considered a projected profitability analysis prepared by Brinker Capital based on the fees payable under the Advisory Agreement. The Trustees considered the profits, if any, anticipated to be realized by Brinker Capital in connection with the operation of the Funds. The Board then reviewed and discussed Brinker Capital’s financial statements in order to analyze the financial condition and stability and profitability of the adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Funds will be passed along to their shareholders under the Advisory Agreement.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Brinker Capital from its relationship with the Funds, noting that Brinker Capital does not engage in soft dollar arrangements.

In selecting Brinker Capital and the fees charged under the Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•

the contractual annual advisory fees of 0.80% of the Absolute Income Fund’s daily average net assets, 0.85% of the Absolute Return Fund’s daily average net assets, and 0.95% of the Leveraged Alternative Fund’s daily average net assets to be paid to Brinker Capital under the Advisory Agreement and the total expense ratios outlined above for the Funds, taking into account the contractual fee waiver in place, were fair to the Funds’ shareholders;

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Crystal Strategy Family of Funds	Additional Information
March 31, 2014 (Unaudited)

•	the nature, extent and quality of services to be rendered by Brinker Capital under the Advisory Agreement were adequate;

•

although there was no performance history for the Funds for the Board to consider, the fact that the Absolute Income Fund will be managed in a substantially similar manner to the Brinker Capital Diversified Income portfolio and the portfolio had outperformed its primary benchmark since commencement of trading in November 2011 and the Absolute Return Fund will be managed in a substantially similar manner to the Brinker Capital Crystal Strategy I portfolio and the portfolio had outperformed its primary benchmark since commencement of trading in January 2009 were positive factors in the approval process;

•	the terms of the proposed fee waiver/expense reimbursement letter agreement between the Trust, on behalf of each Fund, and Brinker Capital, were not unreasonable;

•	the profit, if any, anticipated to be realized by Brinker Capital in connection with the operation of each Fund was not unreasonable; and

•	there were no material economies of scale or other incidental benefits accruing to Brinker Capital in connection with their relationship with the Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Brinker Capital’s compensation for investment advisory services is consistent with the best interests of the Funds and their shareholders.

Semi-Annual Report | March 31, 2014	55

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Crystal Strategy FAMILY OF FUNDS

Must be accompanied or preceded by a prospectus.
The Crystal Strategy Family of Funds are distributed by ALPS Distributors, Inc.

RIVERSIDE
FRONTIER MARKETS FUND

RIVERSIDE FRONTIER MARKETS FUND:
Investor Class (RFMFX) Institutional Class (RFMIX)

SEMI-ANNUAL MARCH 31, 2014

Riverside Frontier Markets Fund	Table of Contents

1-855-384-2813 | www.riversidefunds.com

Riverside Frontier Markets Fund	Shareholder Letter
March 31, 2014 (Unaudited)

Overview

Though we are only one month into the performance history of the Riverside Frontier Markets Fund (the “Fund”), we are pleased to see the Fund off to a solid start by generating the type of low-volatility results which we would expect based on the discipline the Fund employs. The Fund delivered positive performance of 0.9% for the month of March 2014, despite the headwinds in global equity markets which were driven by various macroeconomic events. Probably the two most important macroeconomic events centered on the geopolitical tensions between the Ukraine and Russia, and questions surrounding the Federal Reserve’s (Fed) reduction of quantitative easing. Though these events have contributed to an increase in stock market volatility around the world, they will have little impact on the stock selection discipline implemented by the Fund.

The Fund utilizes a systematic, value driven, bottom-up investment process. We begin with an investment universe of over 1500 companies located in what we deem frontier markets located around the world. Utilizing our proprietary fundamentals based investment model, we rank the companies in our universe from a valuation perspective. We then filter the universe down to approximately 300 attractively ranked companies that we believe are sufficiently liquid for investment. Next, we subject the roughly 300 securities that we are still considering to what we call “corporate risk analysis”. In this phase of the process, we attempt to evaluate the risks facing the remaining companies for a variety of internal and external factors. The objective of this step of the process is to try to avoid those companies that we believe face risks that outweigh their attractive valuation rankings. Factors evaluated include financial fundamentals, management performance consistency, and corporate governance. Through this evaluation, we filter the list of purchase candidates down to approximately 125-150 names from which we build our portfolio. In the portfolio construction phase of the process, we focus on portfolio risk and diversification. In this phase, we consider such factors as individual position size, sector and industry diversification as well as country diversification. We also seek to statistically diversify the portfolio by considering the correlation of each security to the overall portfolio. The end result of the portfolio construction phase is a diversified portfolio of approximately 75-100 companies that we believe offer attractive relative value.

Portfolio Review

The valuation and growth metrics of the portfolio are very compelling as noted in the table below:

Weighted Average Portfolio Valuation, March 31, 2014
Mkt Cap	3-Yr Div Gth	Trl P/E	Est P/E	3-Yr EPS Gth	P/B	P/CF
$3.1 Bil	21.6%	10.9	8.7	17.2%	2.4	11.0

In our judgment, stocks within frontier markets collectively offer a great combination of attractive valuations and better long-term growth characteristics. It is unusual to be able to build a diversified portfolio with an average gross dividend yield in excess of 6%, while those same companies have grown rapidly enough to have raised dividend payout rates by an average of approximately 22% per year on a trailing 3-year basis. In addition, the total portfolio has a very low Price to Earnings Ratio (P/E) to EPS Growth Ratio of about 0.5. In comparison the S&P 500 has a P/E to EPS Growth Ratio of 1.65. Another way of saying this, per unit of growth, investors can purchase frontier stocks at 1/3 the cost of S&P 500 stocks per unit of growth.

Semi-Annual Report | March 31, 2014	1

Riverside Frontier Markets Fund	Shareholder Letter
March 31, 2014 (Unaudited)

In terms of diversification, as of 3/31/14 the Fund held 79 securities across 23 different countries (see country exposure below, displayed as a % of Total Notional Assets).

*	Subject to change.

As noted in the chart, the 3 largest country exposures were Saudi Arabia, Pakistan, and Egypt at 13.6%, 10.9%, and 9.5%, respectively. For the month, the three best performing positions in the portfolio were as follows:

—	United Bank (Pakistan, Banks)
—	Deleum Berhad (Malaysia, Energy Equipment & Services)
—	Suez Cement Co. (Egypt, Construction Materials)

The poorest performing stocks in the portfolio were as follows:

—	SIF 3 Transilvania (Romania, Diversified, Closed-End Fund)
—	Dangote Sugar Refinery (Nigeria, Food Products)
—	Total Gabon (Gabon, Oil, Gas & consumable Fuels)

Outlook

As long-term value investors, we are the first to admit that we have little ability to forecast the near term performance of frontier markets. However, what we can offer is that the combination of valuations and growth within frontier markets are currently attractive enough to merit investor interest. Comparing the 1-year forward projected P/E ratios for the MSCI Frontier Markets Index (FM) versus the MSCI U.S. and MSCI World Indexes, we note that the FM Index sells at a discount of 25% and 18%, respectively, despite having higher long-term growth expectations. We also note that the long-term volatility of the FM Index is roughly 30% lower than the other two indexes as a result of the very low correlations of the constituent countries of the FM Index.

2	www.riversidefunds.com

Riverside Frontier Markets Fund	Shareholder Letter
March 31, 2014 (Unaudited)

The fund will continue to take advantage of these favorable investment characteristics of frontier markets by systematically implementing the long-term valuation discipline that is a core investment principle of Riverside Advisors. That discipline is focused on a 3 step process of (1) identifying the most attractively priced securities based on long-term metrics of value; (2) conducting corporate risk analysis to eliminate from consideration those securities with unappealing levels of idiosyncratic risk; and (3) constructing a portfolio consisting of those remaining securities that offers strong diversification benefits to the Fund’s portfolio.

Thank you for your interest in the Riverside Frontier Markets Fund.

Ana Kolar

Portfolio Manager

Notes:

Market Capitalization: The company’s worth calculated by multiplying the shares outstanding by the price per share.

3 Yr Dividend Growth: Annualized 3 year gross dividend growth rate.

Trailing 12 month P/E ratio: the ratio of a stock’s price to the company’s earnings per share in the past 12 months.

Estimated P/E Ratio: the ratio of a stock’s price to the company’s estimated earnings for current fiscal year, using the Bloomberg consensus estimates.

3 Yr EPS Growth: Annualized 3 year growth in earnings per share before extraordinary items.

P/B: Ratio of stock’s price to book value per share

P/CF: Ratio of stock’s price to cash flow per share

S&P 500® Total Return Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

MSCI Frontier Markets Index is a free float weighted index. MSCI classifies 34 countries as Frontier Markets, 26 of which are currently included in the MSCI Frontier Markets Index.

The Morgan Stanley Capital International World Index is a market capitalization weighted index composed of company’s representative of the market structure of 23 Developed Market countries in North America, Europe and the Asia/Pacific Region.

Indexes are not actively managed and do not reflect deduction for fees, expenses, or taxes. An investor cannot invest directly in an index.

The Riverside Frontier Markets Fund is not suitable for all investors. Subject to investment risks, including possible loss of the principal amount invested.

The Fund is subject to the following principal investment risks: concentration risk, counterparty, credit and custodial risk, currency risk, derivatives risk, emerging and frontier markets risk, foreign securities risk, foreign tax risk, small- and micro- cap risk, and value investing risk. See the Prospectus for additional information regarding the risks.

The Fund is new and has limited operating history.

The Riverside Frontier Markets Fund is distributed by ALPS Distributors, Inc., 1290 Broadway, Ste. 1100, Denver, CO 80203.

ALPS is not affiliated with Riverside LLC.

Riverside Advisors, LLC is the investment adviser to the Fund.

Semi-Annual Report | March 31, 2014	3

Riverside Frontier Markets Fund	Portfolio Update
March 31, 2014 (Unaudited)

Performance (for the period ended March 31, 2014)

Since Inception*
Riverside Frontier Markets Fund - Investor	0.90%
Riverside Frontier Markets Fund - Institutional	0.90%
MSCI Frontier Markets Index(a)	3.02%
MSCI All Country World Index(b)	0.50%

*	Fund’s inception date is February 28, 2014.
(a)	MSCI Frontier Markets Index is a free float weighted index. MSCI classifies 34 countries as Frontier Markets, 26 of which are currently included in the MSCI Frontier Markets Index.
(b)	MSCI All Country World Index is a market capitalization weighted index designed to provide a broad measure of equity-market performance throughout the world.

Returns of less than 1 year are cumulative.

Indexes are not actively managed and do not reflect deduction for fees, expenses, or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The Fund is new and has a limited operating history.

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (855) 384-2813 or by visiting www.riversidefunds.com.

Performance of $10,000 Initial Investment (for the period ended March 31, 2014)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

4	www.riversidefunds.com

Riverside Frontier Markets Fund	Portfolio Update
March 31, 2014 (Unaudited)

Geographical Breakdown (Notional Exposure as a % of Net Assets)*

Middle East	40.25%
Asia/Pacific-Rim	34.07%
Africa	12.14%
Latin America	5.95%
Europe	3.56%
Cash	4.03%
TOTAL	100.00%

Sector Allocation (Notional Exposure as a % of Net Assets)*

Financials	30.87%
Materials	19.36%
Utilities	8.89%
Industrials	8.53%
Consumer Discretionary	7.91%
Consumer Staples	6.82%
Energy	6.29%
Information Technology	2.99%
Telecommunication Services	2.38%
Diversified	1.29%
Health Care	0.64%
Cash	4.03%
TOTAL	100.00%

Top 10 Holdings (Notional Exposure as a % of Net Assets)*

United Bank Ltd.	1.57%
Fatima Fertilizer Co.	1.44%
Deleum Bhd	1.44%
Prestariang Bhd	1.41%
Oriental Weavers Co.	1.41%
Al Tayyar	1.38%
Pakistan Oilfields Ltd.	1.37%
Fauji Cement Co., Ltd.	1.37%
Delta Electronics Thailand PCL	1.35%
National Bank of Ras Al-Khai	1.35%

*	Holdings are subject to change. Tables present indicative values only.

Semi-Annual Report | March 31, 2014	5

Riverside Frontier Markets Fund	Disclosure of Fund Expenses
March 31, 2014 (Unaudited)

Examples: As a shareholder of the Riverside Frontier Markets Fund (the “Fund”), you will incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distributions and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on October 1, 2013 and held until March 31, 2014.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period October 1, 2013 – March 31, 2014” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expense Ratio(a)	Expenses Paid During Period October 1, 2013 - March 31, 2014(b)
Investor Class
Actual(c)	$1,000.00	$1,009.00	2.20%	$1.88
Hypothetical (5% return before expenses)	$1,000.00	$1,013.96	2.20%	$11.05

Institutional Class
Actual(c)	$1,000.00	$1,009.00	1.95%	$1.66
Hypothetical (5% return before expenses)	$1,000.00	$1,015.21	1.95%	$9.80

(a)	The Fund’s expense ratios have been annualized based on the Fund’s most recent fiscal half- year expenses.
(b)

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

(c)	The actual expenses paid during the period is based on the commencement of operations on February 28, 2014.

6	www.riversidefunds.com

Riverside Frontier Markets Fund	Portfolio of Investments
March 31, 2014 (Unaudited)

		Value
	Shares	(Note 2)

COMMON STOCKS (21.17%)
Cambodia (1.19%)
NagaCorp Ltd.	12,000	$12,501

Total Cambodia		12,501

Gabon (1.07%)
Total Gabon	21	11,197

Total Gabon		11,197

Israel (2.44%)
Bayside Land Corp.	47	12,306
Reit 1 Ltd. - REIT	5,280	13,172

Total Israel		25,478

Kazakhstan (1.22%)
KazMunaiGas Exploration Production JSC - GDR(a)	910	12,740

Total Kazakhstan		12,740

Malaysia (7.86%)
Deleum Bhd	8,100	15,106
Globetronics Technology Bhd	12,900	13,589
HAP Seng Consolidated Bhd	14,200	13,089
Hua Yang Bhd	23,000	12,537
Malaysia Building Society Bhd	19,700	13,151
Prestariang Bhd	12,900	14,814

Total Malaysia		82,286

Panama (1.01%)
Banco Latinoamericano de Comercio Exterior SA - Class E	400	10,564

Total Panama		10,564

Philippines (1.19%)
Aboitiz Power Corp.	15,000	12,443

Total Philippines		12,443

See Notes to Financial Statements
Semi-Annual Report | March 31, 2014	7

Riverside Frontier Markets Fund	Portfolio of Investments
March 31, 2014 (Unaudited)

			Value
		Shares	(Note 2)

COMMON STOCKS (21.17%) (continued)
Thailand (5.19%)
Asia Plus Securities PCL		120,200	$12,598
Delta Electronics Thailand PCL		7,800	14,186
Premier Marketing PCL		52,700	13,971
TTW PCL		46,000	13,755

Total Thailand			54,510

TOTAL COMMON STOCKS
(Cost $218,785)			221,719

	7-Day		Value
	Yield	Shares	(Note 2)

SHORT-TERM SECURITY (78.14%)
Money Market Fund (78.14%)
Fidelity Institutional Money Market Portfolio	0.04801%	818,601	818,601

TOTAL SHORT-TERM SECURITY
(Cost $818,601)			818,601

TOTAL INVESTMENTS (99.31%)
(Cost $1,037,386)			$1,040,320

Other Assets In Excess Of Liabilities (0.69%)			7,254

NET ASSETS (100.00%)			$1,047,574

(a)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933 or pursuant to an exemption from registration. These securities have been deemed liquid under procedures approved by the Fund’s Board of Trustees. As of March 31, 2014, the aggregate market value of those securities was $12,740, representing 1.22% of the Fund’s net assets.

See Notes to Financial Statements
8	www.riversidefunds.com

Riverside Frontier Markets Fund	Portfolio of Investments
March 31, 2014 (Unaudited)

Common Abbreviations:

Bhd - Berhad is the Malaysian term for public company.

GDR - Global Depositary Receipt.

JSC - Joint Stock Company.

Ltd. - Limited.

PCL - A rearrangement of the letters for Public Limited Company, used in Thailand.

PJSC - Private Joint Stock Company.

PLC - Public Limited Company.

REIT - Real Estate Investment Trust.

SA - Generally designates corporations in various countries, mostly those employing the civil law.

See Notes to Financial Statements
Semi-Annual Report | March 31, 2014	9

Riverside Frontier Markets Fund	Portfolio of Investments
March 31, 2014 (Unaudited)

TOTAL RETURN SWAP CONTRACTS (a)

Reference Obligation	Swap Counterparty	Rate Paid by the Fund	Termination Date	Notional Amount	Unrealized Appreciation

Aguas Andinas SA	JPMorgan	0.984%	04/06/2015	$21,660	$612
AHLI United Bank B.S.C.	JPMorgan	1.234%	04/06/2015	17,146	3
Al Abdullatif Industrial Inv., Co.	JPMorgan	2.034%	04/06/2015	1,170	360
Al Tayyar	JPMorgan	2.034%	04/06/2015	475	1,421
Ba Ria Thermal Power JSC	JPMorgan	2.034%	04/06/2015	17,420	777
Bank Al Habib Ltd.	JPMorgan	2.034%	04/06/2015	36,900	695
Bank Alfalah Ltd.	JPMorgan	2.034%	04/06/2015	48,000	36
Boubyan Petrochemicals Co., KSCP	JPMorgan	2.034%	04/06/2015	5,000	129
Eastern Tobacco	JPMorgan	1.984%	04/06/2015	540	134
Egyptian International Pharma	JPMorgan	1.984%	04/06/2015	950	90
Etihad Etisalat Co.	JPMorgan	2.034%	04/06/2015	530	84
Fatima Fertilizer Co.	JPMorgan	2.034%	04/06/2015	47,200	1,630
Fauji Cement Co., Ltd.	JPMorgan	2.034%	04/06/2015	82,500	1,039
Fauji Fertilizer Co.	JPMorgan	2.034%	04/06/2015	12,400	889
Hub Power Co.	JPMorgan	2.034%	04/06/2015	24,000	219
Intercorp Financial Services Inc.	JPMorgan	1.134%	04/06/2015	410	97
Kenya Commercial Bank Ltd.	Morgan Stanley	3.903%	03/03/2016	25,600	277
KGL Logistics Co. KSCC	JPMorgan	2.034%	04/06/2015	20,000	806
National Bank of Ras Al- Khai	JPMorgan	1.234%	04/06/2015	5,750	800
National Co. For Maize Products	JPMorgan	1.984%	04/06/2015	2,020	786
National Gas & Industrialization	JPMorgan	2.034%	04/06/2015	1,790	414
Oriental Weavers Co.	JPMorgan	1.984%	04/06/2015	2,190	1,704
Pakistan Oilfields Ltd.	JPMorgan	2.034%	04/06/2015	2,600	1,505
SC Fondul Proprietatea SA	Morgan Stanley	3.903%	03/03/2016	52,680	666
Suez Cement Co.	JPMorgan	1.984%	04/06/2015	1,330	723
United Bank Ltd.	JPMorgan	2.034%	04/06/2015	10,000	3,220
Yamamah Saudi Cement Co., Ltd.	JPMorgan	2.034%	04/06/2015	850	85

				$441,111	$19,201

See Notes to Financial Statements
10	www.riversidefunds.com

Riverside Frontier Markets Fund	Portfolio of Investments
March 31, 2014 (Unaudited)

TOTAL RETURN SWAP CONTRACTS (a) (continued)

Reference Obligation	Swap Counterparty	Rate Paid by the Fund	Termination Date	Notional Amount	Unrealized Depreciation

Access Bank PLC	Morgan Stanley	3.903%	03/03/2016	$282,420	$(776)
Adv Petrochemicals Co.	JPMorgan	2.034%	04/06/2015	1,130	(250)
Air Arabia PJSC	JPMorgan	1.234%	04/06/2015	31,230	(1,233)
Al Jazeira Services	JPMorgan	1.234%	04/06/2015	8,720	(156)
Alexandria Mineral Oils Co.	JPMorgan	1.984%	04/06/2015	1,310	(255)
Bamburi Cement Co.	Morgan Stanley	3.903%	03/03/2016	5,500	(533)
BBVA Banco Continental SA	JPMorgan	0.998%	04/06/2015	6,800	(711)
Commercial Bank of Qatar QSC	JPMorgan	2.034%	04/06/2015	734	(72)
Dangote Sugar Refinery PLC	Morgan Stanley	3.903%	03/03/2016	199,530	(1,309)
Emirates NBD PJSC	JPMorgan	1.234%	04/06/2015	5,730	(246)
Empresas Iansa SA	JPMorgan	0.984%	04/06/2015	352,700	(57)
Equity Bank Ltd.	Morgan Stanley	3.903%	03/03/2016	35,200	(406)
FBN Holdings PLC	Morgan Stanley	3.903%	03/03/2016	167,250	(690)
Fidelity Bank/Nigeria	Morgan Stanley	3.903%	03/03/2016	973,600	(1,100)
First Gulf Bank	JPMorgan	1.234%	04/06/2015	2,829	(656)
FPT Corp	JPMorgan	2.034%	04/29/2015	1,060	(91)
Guaranty Trust Bank	Morgan Stanley	3.903%	03/03/2016	86,550	(185)
Hoa Sen Group	JPMorgan	2.034%	04/06/2015	4,870	(502)
Industries Qatar	JPMorgan	2.034%	04/06/2015	250	(471)
North Cairo Flour Mills	JPMorgan	1.984%	04/06/2015	3,180	(1,065)
OMV Pertom SA	Morgan Stanley	3.903%	03/03/2016	94,500	(367)
Orascom Telecom SAE	JPMorgan	1.984%	04/06/2015	66,170	(1,630)
Petroveiitnam Fertilizer and Chemicals Co.	JPMorgan	2.034%	04/06/2015	6,160	(578)
Petrovietnam Gas	JPMorgan	2.034%	04/06/2015	3,310	(191)
Qassim Cement Co.	JPMorgan	2.034%	04/06/2015	520	(615)
Qatar Navigation	JPMorgan	2.034%	04/06/2015	510	(332)
Ras Al Kmaimah Ceramics	JPMorgan	1.234%	04/06/2015	12,080	(54)
Riyad Bank	JPMorgan	2.034%	04/06/2015	1,310	(918)
Saiham Textiles Mills Ltd.	Morgan Stanley	3.030%	03/04/2016	33,100	(459)

See Notes to Financial Statements
Semi-Annual Report | March 31, 2014	11

Riverside Frontier Markets Fund	Portfolio of Investments
March 31, 2014 (Unaudited)

TOTAL RETURN SWAP CONTRACTS (a) (continued)

Reference Obligation	Swap Counterparty	Rate Paid by the Fund	Termination Date	Notional Amount	Unrealized Depreciation

Saudi Arabian Fertilizer Co.	JPMorgan	2.034%	04/06/2015	$290	$(745)
Saudi Cement Co.	JPMorgan	2.034%	04/06/2015	440	(804)
Sidi Kerir Petrochemical Co.	JPMorgan	1.984%	04/06/2015	4,650	(350)
SIF 3 Transilvania	Morgan Stanley	3.903%	03/03/2016	70,000	(1,645)
Southern Province Cement Co.	JPMorgan	2.034%	04/06/2015	400	(970)
Zenith Bank Plc	Morgan Stanley	3.903%	03/03/2016	105,550	(728)

				$2,569,583	$(21,152)

(a) The Fund receives payments based on any positive return of the Reference Obligation at settlement. The Fund makes payments on any negative return of such Reference Obligation at settlement.

See Notes to Financial Statements
12	www.riversidefunds.com

Riverside Frontier Markets Fund	Statement of Assets and Liabilities
March 31, 2014 (Unaudited)

ASSETS:

Investments, at value (Cost $1,037,386)	$1,040,320
Foreign currency, at value (Cost $1,044)	1,048
Unrealized appreciation on total return swap contracts	19,201
Receivable for swap contract payments	7,334
Receivable due from adviser	27,736
Dividends and interest receivable	2,336

Total Assets	1,097,975

LIABILITIES:

Unrealized depreciation on total return swap contracts	21,152
Accrued offering cost	7,624
Payable for distribution and service fees	22
Payable to trustees	630
Payable for administration fees	9,342
Payable for transfer agency fees	3,752
Professional fees payable	2,854
Payable to chief compliance officer	1,698
Accrued expenses and other liabilities	3,327

Total Liabilities	50,401

NET ASSETS	$1,047,574

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$1,038,167
Accumulated net investment income	62
Accumulated net realized gain on investments, swap contracts and foreign currency transactions	8,355
Net unrealized appreciation on investments, swap contracts and translation of assets and liabilities denominated in foreign currencies	990

NET ASSETS	$1,047,574

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$10.09
Net Assets	$122,683
Shares of beneficial interest outstanding	12,158
Institutional Class:
Net Asset Value, offering and redemption price per share	$10.09
Net Assets	$924,891
Shares of beneficial interest outstanding	91,642

See Notes to Financial Statements
Semi-Annual Report | March 31, 2014	13

Riverside Frontier Markets Fund	Statement of Operations
For the Period Ended March 31, 2014(a) (Unaudited)

INVESTMENT INCOME:
Dividends	$2,678
Foreign taxes withheld	(1,102)

Total Investment Income	1,576

EXPENSES:
Investment advisory fee (Note 8)	1,108
Administration fee	9,852
Distribution and service fees
Investor Class	22
Custodian fee	1,056
Legal fees	246
Audit fees	2,608
Transfer agent fee	3,752
Trustees fees and expenses	630
Registration and filing fees	467
Printing fees	457
Chief compliance officer fee	1,699
Offering cost expense	7,624
Other expenses	837

Total Expenses	30,358

Less fees waived/reimbursed by investment adviser
Investor Class	(3,348)
Institutional Class	(25,496)

Net Expenses	1,514

NET INVESTMENT INCOME	62

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Swap contracts	9,084
Foreign currency transactions	(729)

Net realized gain	8,355

Change in unrealized appreciation/(depreciation):
Investments	2,934
Swap contracts	(1,951)
Translation of assets and liabilities denominated in foreign currencies	7

Net change	990

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	9,345

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,407

(a)	Commenced operations on February 28, 2014.

See Notes to Financial Statements
14	www.riversidefunds.com

Riverside Frontier Markets Fund	Statement of Changes in Net Assets

For the Period Ended March 31, 2014(a) (Unaudited)
OPERATIONS:
Net investment income	$62
Net realized gain on swap contracts and foreign currency transactions	8,355
Net change in unrealized appreciation on investments, swap contracts, and translation of assets and liabilities denominated in foreign currencies	990

Net increase in net assets resulting from operations	9,407

BENEFICIAL SHARE TRANSACTIONS:
Investor Class
Shares sold	121,604

Net increase from beneficial share transactions	121,604

Institutional Class
Shares sold	916,563

Net increase from beneficial share transactions	916,563

Net increase in net assets	1,047,574

NET ASSETS:
Beginning of period	0

End of period (including accumulated net investment income of $62)	$1,047,574

(a)	Commenced operations on February 28, 2014.

See Notes to Financial Statements
Semi-Annual Report | March 31, 2014	15

Riverside Frontier Markets Fund	Financial Highlights
Investor Class	For a share outstanding throughout the period presented

	For the Period
	Ended
	March 31, 2014(a)
	(Unaudtied)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.00)	(c)
Net realized and unrealized gain on investments	0.09

Total from Investment Operations	0.09

NET INCREASE IN NET ASSET VALUE	0.09

NET ASSET VALUE, END OF PERIOD	$10.09

TOTAL RETURN(d)	0.90%

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$123

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	39.93%	(e)
Operating expenses including reimbursement/waiver	2.20%	(e)
Net investment loss including reimbursement/waiver	(0.15)%	(e)

PORTFOLIO TURNOVER RATE	0%	(f)

(a)	Commenced operations on February 28, 2014.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than ($0.005) per share.
(d)

Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been reimbursed / waived during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements
16	www.riversidefunds.com

Riverside Frontier Markets Fund	Financial Highlights
Institutional Class	For a share outstanding throughout the period presented

	For the Period
	Ended
	March 31, 2014(a)
	(Unaudtied)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.00	(c)
Net realized and unrealized gain on investments	0.09

Total from Investment Operations	0.09

NET INCREASE IN NET ASSET VALUE	0.09

NET ASSET VALUE, END OF PERIOD	$10.09

TOTAL RETURN(d)	0.90%

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$925

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	39.71%	(e)
Operating expenses including reimbursement/waiver	1.95%	(e)
Net investment loss including reimbursement/waiver	0.11%	(e)

PORTFOLIO TURNOVER RATE	0%	(f)

(a)	Commenced operations on February 28, 2014.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)

Total return is for the period indicated and has not been annualized. The total return would have been lower had certain expenses not been reimbursed / waived during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements
Semi-Annual Report | March 31, 2014	17

Riverside Frontier Markets Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of March 31, 2014, the Trust had seven registered funds. This annual report describes the Riverside Frontier Markets Fund (the “Fund”). The Fund seeks to provide capital appreciation as a primary objective and income as a secondary objective by investing at least 80% of its total assets in undervalued equity securities of companies located in “Frontier Markets” countries. The Fund currently offers Investor class shares and Institutional class shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. The Trust has an unlimited number of shares with no par value per share. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

As a newly organized entity, the Fund has little operating history. The Fund does not have any operations before February 28, 2014, other than those relating to the sale and issuance of one share each of the Fund’s Investor and Institutional share classes to ALPS Fund Services, Inc. (“ALPS” or the “Administrator”), the Fund’s Administrator and Transfer Agent. ALPS is an affiliate of ALPS Distributors, Inc. (the “Distributor”), the Fund’s principal underwriter.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges.

Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or dealers that make markets in such securities.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

18	www.riversidefunds.com

Riverside Frontier Markets Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

Fair Value Measurements: The Fund discloses the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –

Significant unobservable prices or inputs (including the Funds’ own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2014:

		Level 2 - Other	Level 3 -
	Level 1 -	Significant	Significant
	Unadjusted	Observable	Unobservable
Investments in Securities at Value	Quoted Prices	Inputs	Inputs	Total

Common Stocks(a)	$221,719	$–	$–	$221,719
Short Term Investments	818,601	–	–	818,601

TOTAL	$1,040,320	$–	$–	$1,040,320

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Assets
Total Return Swap Contracts	$–	$19,201	$–	$19,201
Liabilities
Total Return Swap Contracts	–	(21,152)	–	(21,152)

TOTAL	$–	$(1,951)	$–	$(1,951)

(a)	For detailed descriptions of countries, see the accompanying Portfolio of Investments.

Semi-Annual Report | March 31, 2014	19

Riverside Frontier Markets Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

The Fund recognizes transfers between levels as of the end of the fiscal year. For the period ended March 31, 2014, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses which cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Offering Costs: The Fund incurred offering costs during the period ended March 31, 2014. These offering costs, including fees for printing initial prospectuses, legal, and registration fees, are being amortized over the first twelve months from the inception date of the Fund. Amounts amortized through March 31, 2014 are shown on the Fund’s Statement of Operations and amounts that remain to be amortized are shown on the Fund’s Statement of Assets and Liabilities.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the period ended March 31, 2014, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

20	www.riversidefunds.com

Riverside Frontier Markets Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

3. DERIVATIVE INSTRUMENTS

The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, forward exchange contracts and total return swaps. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Semi-Annual Report | March 31, 2014	21

Riverside Frontier Markets Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Swap Contracts: The Fund may enter into swap transactions to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statements of Operations.

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index

22	www.riversidefunds.com

Riverside Frontier Markets Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swap agreements held at March 31, 2014 are disclosed in the Portfolio of Investments.

The number of swap contracts held at March 31, 2014 is representative of swap contract activity for the period ended March 31, 2014.

Derivative Instruments: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivative instruments on the Statement of Assets and Liabilities as of March 31, 2014:

Risk Exposure	Statement of Assets and Liabilities Location	Asset Derivatives Gross Unrealized Appreciation	Liability Derivatives Gross Unrealized Depreciation

Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation/(depreciation) on total return swap contracts	$19,201	$(21,152)

Total		$19,201	$(21,152)

The effect of derivative instruments on the Statement of Operations for the period ended March 31, 2014:

Risk Exposure	Statement of Operations Location	Realized Gain on Derivatives Recognized in Income	Net change in Unrealized Depreciation on Derivatives Recognized in Income

Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on swap contracts/change in unrealized appreciation/(depreciation) on swap contracts	$9,084	$(1,951)

Total		$9,084	$(1,951)

4. OFFSETTING AGREEMENTS

Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or

Semi-Annual Report | March 31, 2014	23

Riverside Frontier Markets Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

other legal authorization necessary to perform under the contract. The Fund may manage counterparty risk by entering into enforceable collateral arrangements with counterparties to securities lending agreements. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table presents derivative financial instruments and securities lending arrangements that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of March 31, 2014.

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Received (a)	Net Amount Receivable
Assets
Total Return Swaps	$19,201	$–	$19,201	$–	$–	$19,201
Total	$19,201	$–	$19,201	$–	$–	$19,201

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Pledged (a)	Net Amount Payable
Liabilities
Total Return Swaps	$(21,152)	$–	$21,152	$(19,201)	$–	$1,951
Total	$(21,152)	$–	$21,152	$(19,201)	$–	$1,951

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

5. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. There were no distributions paid by the Fund for the period ended March 31, 2014.

24	www.riversidefunds.com

Riverside Frontier Markets Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

Unrealized Appreciation and Depreciation on Investments: As of March 31, 2014, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$8,618
Gross unrealized depreciation (excess of tax cost over value)	(5,684)
Net unrealized appreciation	$2,934

Cost of investments for income tax purposes	$1,037,386

6. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the period ended March 31, 2014 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$218,784	$0

7. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are non-assessable, transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights.

Shares redeemed within 90 days of purchase may incur a 2.00% short-term redemption fee deducted from the redemption amount. For the year ended March 31, 2014, the redemption fees charged by the Fund are presented in the Statements of Changes in Net Assets.

Transactions in common shares were as follows:

For the Period Ended March 31, 2014(a) (Unaudited)
Investor
Shares Sold	12,158
Net Increase from share transactions	12,158

Institutional
Shares Sold	91,642
Net Increase from share transactions	91,642

(a)	Commenced operations of February 28, 2014.

Semi-Annual Report | March 31, 2014	25

Riverside Frontier Markets Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

8. MANAGEMENT AND RELATED-PARTY TRANSACTIONS

Investment Advisory: Riverside Advisors, LLC (“Riverside Advisors” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Funds in accordance with the Fund’s investment objectives, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 1.45% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice.

The Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b-1) fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.95% of the Fund’s average daily net assets for the Investor Class and the Institutional Class. This agreement is in effect through January 31, 2016. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred. The Adviser may not discontinue this waiver without the approval by the Board.

For the period ended March 31, 2014, the fee waivers and/or reimbursements were as follows:

Fees Waived/Reimbursed by Adviser
Investor Class	$(3,348)
Institutional Class	(25,496)
TOTAL	$(28,844)

As of March 31, 2014, the balances of recoupable expenses were as follows:

Expires 2017
Investor Class	$ (3,348)
Institutional Class	(25,496)

Administrator: ALPS serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement, the Trust with ALPS will provide operational services to the Fund including, but not limited to fund accounting and fund administration and generally assist in the Fund’s operations.

26	www.riversidefunds.com

Riverside Frontier Markets Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

The Fund’s administration fee is accrued on a daily basis, and paid on a monthly basis following the end of the month, based on the greater of (a) an annual total fee of $110,000 in year 1 of operations and $125,000 in year 2; or (b) the following basis point fee schedule:

Average Total Net Assets	Contractual Fee
Between $0-$250M	0.08%
$250M-$500M	0.07%
Above $500M	0.03%

The Administrator is reimbursed by the Fund for certain out-of-pocket expenses.

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 under the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual base fee of $20,000 for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement with the Trust. Under this Agreement, ALPS is paid an annual base fee of $25,000 for services performed on behalf of the Fund, plus fees for open accounts, and is reimbursed for certain out-of-pocket expenses.

Distributor: Shares of the Fund are offered on a continuous basis through the Distributor, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, pursuant to a Distribution Agreement with the Trust. The Distributor is not obligated to sell any specific amount of Fund shares.

The Fund has adopted a separate plan of distribution for the Investor class shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan allows the Fund to use Investor class assets to pay fees in connection with the distribution and marketing of the Investor class shares and/or the provision of shareholder services to the Investor class shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use the Investor class shares of the Fund as their funding medium and for related expenses. The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to the Investor class shares. Because these fees are paid out of the Fund’s Investor class assets on an ongoing basis, over time they will increase the cost of an investment in the Investor class shares, and Plan fees may cost an investor more than other types of sales charges. Plan fees are shown as distribution and service fees on the Statement of Operations.

9. TRUSTEES

As of March 31, 2014, there were four Trustees, three of whom are not “interested persons” (within the meaning of the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees of the Trust receive a quarterly retainer of $2,000, plus $1,000 for each regular Board or Committee meeting attended, $1,000 for each special telephonic Board or Committee meeting attended and $1,000 for each special in-person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

Semi-Annual Report | March 31, 2014	27

Riverside Frontier Markets Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2013, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update (“ASU”) No. 2013-08, Financial Services-Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. The FASB standard identifies characteristics a company must assess to determine whether it is considered an investment company for financial reporting purposes. This ASU is effective for fiscal years beginning after December 15, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

28	www.riversidefunds.com

Riverside Frontier Markets Fund	Additional Information
March 31, 2014 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-855-384-2813, (ii) on the Fund’s website at www.riversidefunds.com, or (iii) on the Securities and Exchange Commission’s the (“SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2014 will be available (i) without charge, upon request, by calling the Fund (toll-free) at 1-855-384-2813 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AGREEMENT

On January 10, 2014, the Trustees met in person to discuss, among other things, the approval of the Investment Advisory Agreement between the Trust and Riverside Advisors (the “Advisory Agreement”) in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Advisory Agreement and related matters.

In approving the Advisory Agreement, the Trustees, including the Independent Trustees, considered the following factors with respect to the Fund:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Fund, to Riverside Advisors of 1.45% of the Fund’s daily average net assets, in light of the nature, extent and quality of the advisory services to be provided by Riverside Advisors to the Fund. The Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses with those of funds in the expense group and universe of funds provided by an independent provider of investment company data. The Trustees noted the following: (i) the Fund’s Investor Class total expense ratio of 2.20% is within the range for the expense group of 2.10% to 2.25%, the same as the expense group median, within the range for the expense universe of 0.10% to 3.03% and above the expense universe median of 1.65%; and (ii) the Fund’s Institutional Class total expense ratio of 1.95% is the top of the range for the expense group of 1.80% to 1.95%, above the expense group median of 1.85%, within the range for the expense universe of 0.30% to 2.78% and above the expense universe median of 1.33%. The Trustees noted that Riverside Advisors’ stated reason for the higher total expense ratio for the Fund’s Investor Class is its higher distribution and compliance costs compared to those of the funds in its peer group universe. After consideration, the Trustees determined that the contractual annual advisory fees and total expense ratios set forth above for the Fund, taking into account the contractual fee waiver in place, is fair to the Fund’s shareholders.

Semi-Annual Report | March 31, 2014	29

Riverside Frontier Markets Fund	Additional Information
March 31, 2014 (Unaudited)

Nature, Extent and Quality of the Services under the Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement with Riverside Advisors. The Trustees reviewed certain background materials supplied by Riverside Advisors in its presentation, including its Form ADV.

The Trustees reviewed and considered Riverside Advisors’ investment advisory personnel, it history as an asset manager and its performance and the amount of assets currently under management by Riverside Advisors. The Trustees also reviewed the research and decision-making processes utilized by Riverside Advisors, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund.

The Trustees considered the background and experience of Riverside Advisors’ management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, Riverside Advisors’ Code of Ethics.

Performance: The Trustees noted that since the Fund has not yet begun operations, there is no performance of the Fund to be reviewed or analyzed at this time. The Trustees considered Riverside Advisors’ reputation generally and its investment techniques, risk management controls and decision-making processes.

The Adviser’s Profitability: The Trustees received and considered a projected profitability analysis prepared by Riverside Advisors based on the fees payable under the Advisory Agreement. The Trustees considered the profits, if any, anticipated to be realized by Riverside Advisors in connection with the operation of the Fund. The Board then reviewed and discussed Riverside Advisors’ unaudited financial statements in order to analyze the financial condition and stability and profitability of the adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Fund would be passed along to the shareholders under the proposed Advisory Agreement.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by Riverside Advisors from its relationship with the Fund, noting that Riverside Advisors does not engage in soft dollar arrangements. The Trustees noted that Riverside Advisors expects to receive intangible benefits from the use of its name in association with the Fund. The Trustees further noted that, due to Riverside Advisors’ relationships with Lakeview Capital Partners, LLC (“Lakeview”), Riverside Advisors expects to present the Fund as an option for Lakeview investment adviser representatives to use for their clients and, consequent, should these investment adviser representatives invest client assets in the Fund, those individuals at Riverside Advisors that have a partial ownership in Lakeview will indirectly benefit from the advisory fees received.

30	www.riversidefunds.com

Riverside Frontier Markets Fund	Additional Information
March 31, 2014 (Unaudited)

In selecting Riverside Advisors and the fees charged under the Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

•

the contractual annual advisory fees of 1.45% of the Fund’s daily average net assets to be paid to Riverside Advisors under the Advisory Agreement and the total expense ratios outlined above for the Fund, taking into account Riverside Advisors’ explanation for its total its expense ratio compared to the Fund’s peer group analyses provided to the Trustees and the contractual fee waiver in place, were fair to the Fund’s shareholders;

•	the nature, extent and quality of services to be rendered by Riverside Advisors under the Advisory Agreement were adequate;

•	the terms of the proposed fee waiver/expense reimbursement letter agreement between the Trust, on behalf of the Fund, and Riverside Advisors, were not unreasonable;

•	the profit, if any, anticipated to be realized by Riverside Advisors in connection with the operation of the Fund was not unreasonable; and

•	although there were no material economies of scale, there were other incidental benefits accruing to Riverside Advisors in connection with its relationship with the Fund as described above.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that Riverside Advisors’ compensation for investment advisory services is consistent with the best interests of the Fund and its shareholders.

Semi-Annual Report | March 31, 2014	31

RIVERSIDE
FRONTIER MARKETS FUND

Must be accompanied or preceded by a Prospectus.
Distributor: ALPS Distributors, Inc. for the Riverside Frontier Markets Fund.

Item 2.	Code of Ethics.

Not applicable to this report.

Item 3.	Audit Committee Financial Expert.

Not applicable to this report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

None.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this report and have concluded that the registrant’s disclosure controls and procedures were effective as of that date.

(b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable to this report.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(b)	The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS SERIES TRUST

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	June 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	June 6, 2014

By:	/s/ Kimberly R. Storms
Kimberly R. Storms
Treasurer (Principal Financial Officer)

Date:	June 6, 2014